UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2023

Date of reporting period: JUNE 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the June 30, 2023 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund.

The reports of each series were transmitted to their respective shareholders on August 23, 2023.

2023
June 30, 2023

Semi-Annual Report

Stock Fund | Class I (dodgx) | Class X (doxgx)
ESTABLISHED 1965

06/23 SF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Stock Fund—Class I had a total return of 7.17% for the six-month period ended June 30, 2023, compared to a return of 16.89% for the S&P 500 Index and 5.12% for the Russell 1000 Value Index.1
Market Commentary
U.S. equity markets rose during the first half of 2023, amid resilient economic growth, slowing inflation, and a pause in interest-rate hikes by the Federal Reserve. The S&P 500 Index appreciated 16.9% and has gained more than 20% from its October 2022 low. The Information Technology and Communication Services sectors—among the worst-performing sectors in 2022—drove the S&P 500’s performance in the first half of 2023, principally fueled by excitement about artificial intelligence. Conversely, Energy, the best-performing sector of 2022, was the second worst-performing sector during the past six months due to a decline in commodity prices. Market leadership has been concentrated, with seven stocks in the S&P 500 accounting for 74% of the Index’s performance during the first half of 2023.2
After narrowing in 2022, the valuation disparity between U.S. value and growth stocks3 increased during the first half of 2023, as value stocks underperformed growth stocks by 23.9 percentage points.4 The Russell 1000 Value trades at 15.6 times forward earnings5 compared to 27.6 times for the Russell 1000 Growth Index.6
Investment Strategy
In the first half of 2023, the Fund had a positive absolute return. While it underperformed the S&P 500 by 9.7 percentage points, the Fund outperformed the Russell 1000 Value by 2.1 percentage points.7 The Fund’s underweight position and the performance of holdings in the Information Technology sector were the biggest detractors versus the S&P 500. The largest three Information Technology companies in the S&P 500—Apple, Microsoft, and NVIDIA—comprised 17.3% of the Index on June 30 and accounted for over 40% of the Index’s return. Of these three companies, the Fund held only an underweight position in Microsoft8 (2.6% of the Fund’s net assets compared to 6.8% of the S&P 500).
As a result of our value-oriented investment approach and focus on individual security selection, we increased the Fund’s exposure to companies that provide attractive dividends and trade at reasonable valuations in more stable sectors, including Health Care and Utilities. We also reduced the Fund’s exposure to companies that saw their valuations increase, including Meta Platforms, General Electric, and FedEx.
The Fund remains overweight the Financials (discussed below), Health Care, and Communication Services sectors and underweight Consumer Staples, Real Estate, and Utilities. We recently initiated two new positions—Dominion Energy and Norfolk Southern—which are also highlighted below.
Our Perspectives on the Financials Sector
The Financials sector has been a large detractor from the Fund’s relative results versus the S&P 500 this year, due to the Fund’s overweight position and the performance of its holdings. In March, two U.S. regional banks not held in the Fund—Silicon Valley Bank and Signature Bank—collapsed and pressured Financials, particularly banks with weaker funding, sizable unrealized securities losses, and a greater concentration of customer deposits above the FDIC’s $250,000 insurance threshold. In May, regulators seized First Republic Bank (also not held in the Fund) and sold the majority of its assets to JPMorgan Chase.
We do not believe the weakness across U.S. Financials signals broader systemic risk for the sector. Key economic indicators are positive: corporate profits are healthy and consumer leverage is low. The Fund’s Financials exposure is primarily concentrated in two types of institutions. The first type is global, systemically important banks that already comply with tougher regulatory standards than regional banks and will likely gain deposit market share (e.g., Bank of America, Wells Fargo). The second type is financial institutions focused on capital markets with relatively little credit risk exposure (e.g., Bank of New York Mellon, Charles Schwab, Goldman Sachs).
Current valuations for the Fund’s Financials holdings are unusually inexpensive on both an absolute and relative basis, suggesting a pessimistic market outlook. Recent and potential headwinds include changes in depositor behavior, tougher regulatory capital standards, and potential reductions in credit quality due to tightening financial conditions, particularly within commercial real estate. Nevertheless, we remain more optimistic about the longer-term earnings capacity, margin resilience, and capital return potential for the Fund’s holdings. Importantly, rising interest rates have helped increase net interest income for the Fund’s banks. We believe a significant portion of this higher revenue is sustainable, absent a substantial decline in interest rates.
We continue to actively monitor the Financials sector and make portfolio decisions that incorporate our longer-term view of relative risk/reward opportunities. We have maintained the Fund’s overweight position in the Financials sector and recently added to bank holdings, including Truist Financial and Wells Fargo.
Dominion Energy
In the first quarter of this year, we started a position in Dominion Energy, a North American power and energy company headquartered in Richmond, Virginia. Dominion Energy has a strong electric utility franchise, but has faced considerable volatility in the past year, as concerns about the outcome of a regulatory review and a potential corporate restructuring have negatively impacted the stock price.
As part of our investment process, we seek to build a portfolio of individual companies whose current market valuation does not adequately reflect the company’s long-term profit opportunities, and Dominion Energy fits that description. The company has made significant efforts to prepare for the long-term energy transition away from fossil fuels. For many years, Dominion Energy traded at a premium valuation compared to other utilities, but now trades at a discount to both its industry peers and its own history. We believe this discounted valuation—along with the company’s 5% dividend yield—helps to mitigate the downside risk and doesn’t reflect the potential for multiple expansion if the current challenges are addressed successfully.
PAGE 1 ◾ Dodge & Cox Stock Fund

Norfolk Southern
During the second quarter, we initiated a position in Norfolk Southern, a railroad company with operations in the Eastern portion of the United States. The company competes in a stable duopoly (with CSX) whose participants prioritize return on invested capital (ROIC)9 and shareholder returns. Due to the highly publicized derailment of one of its trains in Ohio, Norfolk Southern’s shares underperformed significantly. Unfortunately, there are hundreds of train derailments in the United States each year; however, Norfolk Southern has dramatically improved its own safety record over the past two decades. The company is highly focused on operating a safer railroad and has committed to being the gold standard of safety in the railroad industry.
Norfolk Southern’s operating margins today materially lag its competition. The company can consistently pass along cost increases and has opportunities to improve margins, free cash flow10, and ROIC over time. We believe Norfolk Southern will see an improvement in its long-term volume growth as railroads continue to take market share from trucks, and the impact of declining revenues from the shrinking coal business diminishes. The company should also benefit as concerns about the financial impact of the derailment recede. We believe recent developments provided us an opportunity to buy an excellent franchise at a discounted valuation.
In Closing
We believe the Fund’s diversified portfolio is well positioned and could benefit if the wide valuation disparity between value and growth stocks narrows. The Fund’s portfolio trades at 12.5 times forward earnings, well below the S&P 500 and Russell 1000 Value’s valuations of 20.1 and 15.6 times, respectively. Since 1930, Dodge & Cox has navigated many challenging periods. In our experience, patience and persistence through turbulent markets have often been rewarded in the long run. We remain optimistic about the long-term outlook for the Fund.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2	The top-seven contributors to the S&P 500’s absolute returns in the first half of 2023 were Apple, Microsoft, NVIDIA, Amazon, Alphabet, Meta Platforms, and Tesla.
3	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
4
For the first half of 2023, the Russell 1000 Value Index had a total return of 5.12%
compared to 29.02% for the Russell 1000 Growth Index. The Russell 1000 Growth
Index is a broad-based, unmanaged equity market index composed of those Russell
1000 companies with higher price-to-book ratios and higher forecasted growth values.

5
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

6	Unless otherwise specified, all weightings and characteristics are as of June 30, 2023.
7	Return for the Stock Fund’s Class I shares.
8	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
9
Return on Invested Capital (ROIC) reflects the rate of return generated by a company using the funds contributed by its capital providers. This metric helps assess whether a company is creating value with its investments.

10	Free cash flow is the cash a company generates after paying all expenses and loans.
Dodge & Cox Stock Fund ◾ PAGE 2

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the S&P 500 by 9.72 percentage points year to date.
Key contributors to relative results included the Fund's:
◾ Industrials holdings, notably General Electric and FedEx;
◾ Stock selection in Consumer Staples—including Molson Coors—and underweight position in the sector;
◾ Underweight position in Utilities; and
◾ Positions in Fiserv and Alphabet.
Key detractors from relative results included the Fund's:
◾ Information Technology holdings, largely the underweight position in Microsoft and not owning Apple and NVIDIA;
◾ Financials overweight and holdings, particularly Charles Schwab, MetLife, and Fidelity National Information Services;
◾ Health Care holdings—including Cigna, Gilead Sciences and Incyte—and overweight position;
◾ Underweight position in Consumer Discretionary, especially in Amazon, and not owning Tesla; and
◾ Energy overweight and elected holdings, especially Occidental Petroleum.
The Fund outperformed the Russell 1000 Value by 2.05 percentage points year to date.
Key contributors to relative results included the Fund's:
◾ Stock selection in Industrials, particularly General Electric and FedEx;
◾ Information Technology overweight position and certain holdings, notably Microsoft and Microchip Technology;
◾ Underweight position in Utilities;
◾ Consumer Discretionary holdings, particularly Amazon;
◾ Stock selection in Consumer Staples, mainly Molson Coors; and
◾ Positions in Alphabet, Fiserv, Capital One Financial, and Sanofi.
Key detractors from relative results included the Fund's:
◾ Financials holdings—particularly Charles Schwab, MetLife, and Fidelity National Information Services—and overweight position; and
◾ Positions in Occidental Petroleum, Cigna, Incyte, Gilead Sciences, DISH Network, BioMarin Pharmaceuticals, and
underweight exposure to Meta Platforms.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a seven-member committee with an average tenure of 21 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

$50,000
40,000
20,000
10,000
5,000
Dodge & Cox Stock Fund Class I $29,449
S&P 500 Index $33,535
Russell 1000 Value Index $24,155
6/30/13
6/30/15
6/30/17
6/30/19
6/30/21
6/30/22
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund
Class I	12.37%	10.04%	11.41%	9.68%
Class X(a)	12.49	10.06	11.42	9.68
S&P 500 Index	19.59	12.31	12.86	10.04
Russell 1000 Value Index	11.54	8.11	9.22	8.50
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Stock Fund
Class I	0.51%	0.51%
Class X	0.41%(b)	0.46%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of Class X at 0.41% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Value Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.
For more information about these indices, visit:
www.dodgeandcox.com/stockfund
Dodge & Cox Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification	% of Net Assets
Financials	23.9
Health Care	20.7
Information Technology	14.3
Communication Services	12.2
Industrials	10.9
Energy	7.2
Consumer Discretionary	4.1
Consumer Staples	2.7
Materials	1.6
Utilities	0.6
Real Estate	0.2
Net Cash & Other(a)	1.6
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,071.70	$2.62	0.51%
Based on hypothetical 5% yearly return	1,000.00	1,022.27	2.56	0.51
Class X
Based on actual return	$1,000.00	$1,071.90	$2.11	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,022.76	2.06	0.41
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Stock Fund

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks: 98.4%
	Shares	Value
Communication Services: 12.2%
Media & Entertainment: 11.1%
Alphabet, Inc., Class A(a)	9,630,900	$1,152,818,730
Alphabet, Inc., Class C(a)	24,139,260	2,920,126,282
Charter Communications, Inc., Class A(a)	5,252,076	1,929,455,160
Comcast Corp., Class A	46,334,794	1,925,210,691
DISH Network Corp., Class A(a)	26,413,337	174,063,891
Fox Corp., Class A	27,762,575	943,927,550
Fox Corp., Class B	8,447,066	269,376,935
Meta Platforms, Inc., Class A(a)	2,934,100	842,028,018
News Corp., Class A	7,724,990	150,637,305
		10,307,644,562
Telecommunication Services: 1.1%
T-Mobile U.S., Inc.(a)	7,272,537	1,010,155,389
		11,317,799,951
Consumer Discretionary: 4.1%
Automobiles & Components: 1.0%
Honda Motor Co., Ltd. ADR (Japan)	31,492,000	954,522,520
Consumer Discretionary Distribution & Retail: 1.9%
Amazon.com, Inc.(a)	11,419,500	1,488,646,020
The Gap, Inc.(b)	26,729,900	238,698,007
		1,727,344,027
Consumer Services: 1.2%
Booking Holdings, Inc.(a)	399,630	1,079,132,878
		3,760,999,425
Consumer Staples: 2.7%
Food, Beverage & Tobacco: 2.0%
Anheuser-Busch InBev SA/NV ADR (Belgium)	17,701,900	1,004,051,768
Molson Coors Beverage Co., Class B(b)	12,557,825	826,807,198
		1,830,858,966
Household & Personal Products: 0.7%
Haleon PLC ADR (United Kingdom)	76,682,527	642,599,576
		2,473,458,542
Energy: 7.2%
Baker Hughes Co., Class A	30,137,266	952,638,978
ConocoPhillips	9,429,658	977,006,865
Occidental Petroleum Corp.(b)	60,276,226	3,544,242,089
Occidental Petroleum Corp., Warrant(a)(b)	9,463,977	353,195,622
The Williams Companies, Inc.	26,693,865	871,020,815
		6,698,104,369
Financials: 23.9%
Banks: 5.2%
Bank of America Corp.	28,331,000	812,816,390
Truist Financial Corp.	17,399,277	528,068,057
Wells Fargo & Co.	81,994,141	3,499,509,938
		4,840,394,385
Financial Services: 15.4%
Bank of New York Mellon Corp.	37,133,224	1,653,171,132
Capital One Financial Corp.(b)	23,434,513	2,563,032,687
Charles Schwab Corp.	52,641,400	2,983,714,552
Fidelity National Information Services, Inc.	18,070,800	988,472,760
Fiserv, Inc.(a)	23,275,600	2,936,216,940
Goldman Sachs Group, Inc.	3,971,900	1,281,096,626

	Shares	Value
State Street Corp.	15,653,400	$1,145,515,812
UBS Group AG, NY Shs (Switzerland)	35,809,300	725,854,511
		14,277,075,020
Insurance: 3.3%
Aegon NV, NY Shs (Netherlands)	98,613,939	499,972,671
Brighthouse Financial, Inc.(a)(b)	6,654,363	315,084,088
Lincoln National Corp.	2,761,526	71,136,910
MetLife, Inc.	37,860,242	2,140,239,480
		3,026,433,149
		22,143,902,554
Health Care: 20.7%
Health Care Equipment & Services: 6.5%
CVS Health Corp.	10,869,800	751,429,274
GE HealthCare Technologies, Inc.	10,649,566	865,170,742
Medtronic PLC	5,052,300	445,107,630
The Cigna Group	8,107,486	2,274,960,572
UnitedHealth Group, Inc.	2,252,060	1,082,430,118
Zimmer Biomet Holdings, Inc.	3,813,200	555,201,920
		5,974,300,256
Pharmaceuticals, Biotechnology & Life Sciences: 14.2%
Alnylam Pharmaceuticals, Inc.(a)	2,385,200	453,044,888
BioMarin Pharmaceutical, Inc.(a)	8,867,025	768,593,727
Bristol-Myers Squibb Co.	11,295,039	722,317,744
Elanco Animal Health, Inc.(a)(b)	55,100,300	554,309,018
Gilead Sciences, Inc.	24,243,812	1,868,470,591
GSK PLC ADR (United Kingdom)	49,780,637	1,774,181,903
Incyte Corp.(a)(b)	12,046,000	749,863,500
Novartis AG ADR (Switzerland)	11,821,508	1,192,908,372
Regeneron Pharmaceuticals, Inc.(a)	1,548,085	1,112,360,996
Roche Holding AG ADR (Switzerland)	22,139,499	845,728,862
Sanofi ADR (France)	58,306,824	3,142,737,813
		13,184,517,414
		19,158,817,670
Industrials: 10.9%
Capital Goods: 7.7%
Carrier Global Corp.	10,636,879	528,759,255
General Electric Co.	16,627,100	1,826,486,935
Johnson Controls International PLC	31,392,717	2,139,099,736
Otis Worldwide Corp.	4,055,450	360,975,605
Raytheon Technologies Corp.	22,783,400	2,231,861,864
		7,087,183,395
Transportation: 3.2%
FedEx Corp.	9,641,077	2,390,022,988
Norfolk Southern Corp.	2,537,255	575,347,944
		2,965,370,932
		10,052,554,327
Information Technology: 14.3%
Semiconductors & Semiconductor Equipment: 1.4%
Microchip Technology, Inc.	14,741,166	1,320,661,062
Software & Services: 6.2%
Cognizant Technology Solutions Corp., Class A	14,360,977	937,484,579
Microsoft Corp.	7,179,500	2,444,906,930
VMware, Inc., Class A(a)	16,300,283	2,342,187,664
		5,724,579,173
Technology, Hardware & Equipment: 6.7%
Cisco Systems, Inc.	29,180,387	1,509,793,223
Coherent Corp.(a)(b)	11,333,100	577,761,438
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 6

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Dell Technologies, Inc., Class C	11,594,688	$627,388,568
Hewlett Packard Enterprise Co.	41,632,249	699,421,783
HP, Inc.	27,880,682	856,215,744
Juniper Networks, Inc.(b)	26,579,065	832,722,107
TE Connectivity, Ltd.	8,140,475	1,140,968,976
		6,244,271,839
		13,289,512,074
Materials: 1.6%
Celanese Corp.	4,420,998	511,951,568
LyondellBasell Industries NV, Class A	10,446,163	959,271,148
		1,471,222,716
Real Estate: 0.2%
Equity Real Estate Investment Trusts (Reits): 0.2%
Gaming and Leisure Properties, Inc. REIT	4,442,300	215,273,858
Utilities: 0.6%
Dominion Energy, Inc.	10,294,800	533,167,692
Total Common Stocks (Cost $62,740,198,847)		$91,114,813,178
Short-Term Investments: 1.4%
	Par Value/ Shares	Value
Repurchase Agreements: 1.0%
Fixed Income Clearing Corporation(c) 5.04%, dated 6/30/23, due 7/3/23, maturity value $630,264,600	$630,000,000	$630,000,000
Fixed Income Clearing Corporation(c) 2.45%, dated 6/30/23, due 7/3/23, maturity value $261,523,383	261,470,000	261,470,000
		891,470,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	368,560,568	$368,560,568
Total Short-Term Investments (Cost $1,260,030,568)		$1,260,030,568
Total Investments In Securities (Cost $64,000,229,415)	99.8%	$92,374,843,746
Other Assets Less Liabilities	0.2%	227,390,185
Net Assets	100.0%	$92,602,233,931
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)
Repurchase agreement is collateralized by U.S. Treasury Notes 1.125%-4.50%,
8/15/39-5/15/40. U.S. Treasury Inflation Indexed Notes 0.125%-2.125%, 10/15/25-
2/15/40. Total collateral value is $909,299,535.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
NY Shs: New York Registry Shares
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Long Position	5,025	9/15/23	$1,127,672,813	$31,468,470
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2023. Further detail on these holdings and related activity during the period appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 11.4%
Consumer Discretionary 0.3%
Qurate Retail, Inc., Series A	$54,134,800	$—	$(79,882,530)	$(246,514,218)	$272,261,948	$—(a)	$—
The Gap, Inc.	300,407,832	938,840	—	—	(62,648,665)	238,698,007	7,989,570
						238,698,007
Consumer Staples 0.9%
Molson Coors Beverage Co., Class B	937,428,296	45,622,870	(425,035,812)	14,760,461	254,031,383	826,807,198	15,202,206
PAGE 7 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Holdings of 5% Voting Securities  (continued)
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Energy 4.2%
Occidental Petroleum Corp.	$3,814,279,201	$12,333,615	$(28,788,480)	$24,014,262	$(277,596,509)	$3,544,242,089	$21,799,341
Occidental Petroleum Corp., Warrant(b)	388,512,434	1,489,261	—	—	(36,806,073)	353,195,622	—
						3,897,437,711
Financials 3.1%
Brighthouse Financial, Inc.(b)	339,815,663	1,189,056	—	—	(25,920,631)	315,084,088	—
Capital One Financial Corp.	2,188,456,232	9,333,936	(21,020,914)	16,401,640	369,861,793	2,563,032,687	28,250,296
						2,878,116,775
Health Care 1.4%
Elanco Animal Health, Inc.(b)	670,918,326	2,042,890	—	—	(118,652,198)	554,309,018	—
Incyte Corp.(b)	964,024,736	2,763,151	—	—	(216,924,387)	749,863,500	—
						1,304,172,518
Information Technology 1.5%
Coherent Corp.(b)	396,514,170	1,997,268	—	—	179,250,000	577,761,438	—
Juniper Networks, Inc.	846,430,717	3,084,650	—	—	(16,793,260)	832,722,107	11,652,989
Micro Focus International PLC ADR	143,767,217	—	(146,398,863)	(507,330,776)	509,962,422	—(a)	—
						1,410,483,545
				$(698,668,631)	$830,025,823	$10,555,715,754	$84,894,402
(a)	Company was not an affiliate at period end
(b)	Non-income producing
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 8

Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $55,100,650,110)	$81,819,127,992
Affiliated issuers (cost $8,899,579,305)	10,555,715,754
92,374,843,746
Deposits with broker for futures contracts	56,280,000
Receivable for variation margin for futures contracts	9,655,119
Receivable for investments sold	434,796,004
Receivable for Fund shares sold	876,174,723
Dividends and interest receivable	107,271,992
Expense reimbursement receivable	1,210,333
Prepaid expenses and other assets	268,571
93,860,500,488
Liabilities:
Payable for investments purchased	45,004,532
Payable for Fund shares redeemed	1,175,604,083
Management fees payable	35,963,905
Accrued expenses	1,694,037
1,258,266,557
Net Assets	$92,602,233,931
Net Assets Consist of:
Paid in capital	$63,802,491,816
Distributable earnings	28,799,742,115
$92,602,233,931
Class I
Total net assets	$61,645,035,301
Shares outstanding (par value $0.01 each, unlimited shares authorized)	271,050,209
Net asset value per share	$227.43
Class X
Total net assets	$30,957,198,630
Shares outstanding (par value $0.01 each, unlimited shares authorized)	136,112,434
Net asset value per share	$227.44

Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends (net of foreign taxes of $38,629,077)
Unaffiliated issuers	$881,273,155
Affiliated issuers	84,894,402
Interest	27,256,964
993,424,521
Expenses:
Investment advisory fees	178,761,257
Administrative services fees
Class I	32,152,084
Class X	6,269,115
Custody and fund accounting fees	459,089
Professional services	235,241
Shareholder reports	980,573
Registration fees	246,043
Trustees fees	207,143
Miscellaneous	2,609,084
Total expenses	221,919,629
Expenses reimbursed by investment manager	(6,344,344)
Net expenses	215,575,285
Net Investment Income	777,849,236
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	779,923,451
Investments in securities of affiliated issuers (Note 6)	(698,668,631)
Futures contracts	62,687,838
Foreign currency transactions	(1,763,316)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	4,408,945,460
Investments in securities of affiliated issuers	830,025,823
Futures contracts	63,964,932
Foreign currency translation	1,794,714
Net realized and unrealized gain	5,446,910,271
Net Change in Net Assets From Operations	$6,224,759,507
PAGE 9 ◾  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$777,849,236	$1,305,816,851
Net realized gain (loss)	142,179,342	5,192,094,507
Net change in unrealized appreciation/depreciation	5,304,730,929	(13,538,964,415)
	6,224,759,507	(7,041,053,057)
Distributions to Shareholders:
Class I	(1,010,127,666)	(3,908,853,956)
Class X	(424,932,925)	(789,701,508)
Total distributions	(1,435,060,591)	(4,698,555,464)
Fund Share Transactions:
Class I
Proceeds from sales of shares	3,748,568,831	14,288,694,841
Reinvestment of distributions	941,432,551	3,667,538,974
Cost of shares redeemed	(13,780,235,759)	(35,854,507,024)
Class X
Proceeds from sales of shares	9,901,025,056	21,276,134,334
Reinvestment of distributions	421,751,108	785,303,785
Cost of shares redeemed	(1,804,769,206)	(734,081,290)
Net change from Fund share transactions	(572,227,419)	3,429,083,620
Total change in net assets	4,217,471,497	(8,310,524,901)
Net Assets:
Beginning of period	88,384,762,433	96,695,287,334
End of period	$92,602,233,931	$88,384,762,433
Share Information:
Class I
Shares sold	16,960,552	61,752,594
Distributions reinvested	4,394,376	16,709,537
Shares redeemed	(62,691,357)	(160,324,126)
Net change in shares outstanding	(41,336,429)	(81,861,995)
Class X
Shares sold	45,041,107	96,960,799
Distributions reinvested	1,961,161	3,721,347
Shares redeemed	(8,226,230)	(3,345,750)
Net change in shares outstanding	38,776,038	97,336,396
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ◾  PAGE 10

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims
PAGE 11 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$11,317,799,951	$—
Consumer Discretionary	3,760,999,425	—
Consumer Staples	2,473,458,542	—
Energy	6,698,104,369	—
Financials	22,143,902,554	—
Health Care	19,158,817,670	—
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Industrials	$10,052,554,327	$—
Information Technology	13,289,512,074	—
Materials	1,471,222,716	—
Real Estate	215,273,858	—
Utilities	533,167,692	—
Short-Term Investments
Repurchase Agreements	—	891,470,000
Money Market Fund	368,560,568	—
Total Securities	$91,483,373,746	$891,470,000
Other Investments
Futures Contracts
Appreciation	$31,468,470	$—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used long S&P 500 Index futures contracts to provide equity exposure, approximately equal to some or all of the Fund's non-equity assets.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Dodge & Cox Stock Fund ◾ PAGE 12

Notes to Financial Statements (unaudited)
Equity Derivatives
Assets
Futures contracts(a)	$31,468,470
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$62,687,838
Net change in unrealized appreciation/depreciation
Futures contracts	$63,964,932
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $6,344,344.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$538,869,476	$1,118,257,355
Long-term capital gain	$471,258,190	$2,790,596,601
Class X
Ordinary income	$248,201,408	$119,970,142
Long-term capital gain	$176,731,517	$669,731,366
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$29,923,458
Undistributed long-term capital gain	647,777,589
Net unrealized appreciation	23,332,342,152
Total distributable earnings	$24,010,043,199
At June 30, 2023, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$63,849,082,740
Unrealized appreciation	31,365,537,362
Unrealized depreciation	(2,808,307,886)
Net unrealized appreciation	28,557,229,476
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the six months ended June 30, 2023, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $236,555,605 attributable to the redemptions in-kind: $196,139,704 from unaffiliated issuers and $40,415,901 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
PAGE 13 ◾ Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $268,757 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 8: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities, aggregated $3,798,680,470 and $5,005,139,227, respectively.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Stock Fund ◾ PAGE 14

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$215.71	$245.26	$192.56	$193.76	$172.81	$203.61
Income from investment operations:
Net investment income	2.01	3.24	2.90	3.41 (a)	3.65	2.90
Net realized and unrealized gain (loss)	13.20	(20.99)	57.69	8.60	37.98	(16.96)
Total from investment operations	15.21	(17.75)	60.59	12.01	41.63	(14.06)
Distributions to shareholders from:
Net investment income	(1.90)	(3.08)	(3.07)	(3.36)	(3.65)	(2.90)
Net realized gain	(1.59)	(8.72)	(4.82)	(9.85)	(17.03)	(13.84)
Total distributions	(3.49)	(11.80)	(7.89)	(13.21)	(20.68)	(16.74)
Net asset value, end of period	$227.43	$215.71	$245.26	$192.56	$193.76	$172.81
Total return	7.17%	(7.22)%	31.68%	7.16%	24.80%	(7.08)%
Ratios/supplemental data:
Net assets, end of period (millions)	$61,645	$67,386	$96,695	$70,674	$74,585	$63,005
Ratio of expenses to average net assets	0.51%(b)	0.51%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.70%(b)	1.43%	1.25%	1.98%(a)	1.93%	1.41%
Portfolio turnover rate	4%	16%	10%	21%	17%	20%
Class X(c)
Net asset value, beginning of period	$215.73	$227.09
Income from investment operations:
Net investment income	1.12	2.15
Net realized and unrealized gain (loss)	13.41	(3.81)
Total from investment operations	14.53	(1.66)
Distributions to shareholders from:
Net investment income	(1.23)	(2.45)
Net realized gain	(1.59)	(7.25)
Total distributions	(2.82)	(9.70)
Net asset value, end of period	$227.44	$215.73
Total return	7.19%	(0.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$30,957	$20,998
Ratio of expenses to average net assets	0.41%(b)	0.41%(b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.46%(b)	0.46%(b)
Ratio of net investment income to average net assets	1.83%(b)	1.45%(b)
Portfolio turnover rate	4%	16%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)	Annualized
(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Financial Statements
PAGE 15 ◾ Dodge & Cox Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
Dodge & Cox Stock Fund ◾ PAGE 16

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
PAGE 17 ◾ Dodge & Cox Stock Fund

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Stock Fund ◾ PAGE 18

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

Global Stock Fund | Class I (dodwx) | Class X (doxwx)
ESTABLISHED 2008

06/23 GSF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Stock Fund—Class I had a total return of 10.94% for the six-month period ended June 30, 2023, compared to a return of 13.93% for the MSCI All Country World Index (ACWI).1
Market Commentary
Global equities continued to appreciate in the second quarter, after performing strongly in the first quarter of 2023. During the first half of 2023, the MSCI ACWI posted a total return of 13.9%, a resilient performance amid macroeconomic uncertainty, geopolitical concerns, and heightened volatility.
Global growth stocks2 outperformed value stocks by 20.0 percentage points during the first half of the year.3 The growth-oriented Information Technology and Communication Services sectors outperformed, while the value-oriented Energy, Real Estate, and Materials sectors underperformed. Notably, seven large technology-related companies (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla), which together represented only 13.9% of the MSCI ACWI, accounted for about half of the Index’s total return.4
With the recent rise in leading growth stocks, the valuation gap between value and growth stocks has widened: the MSCI ACWI Value Index5 now trades at 12.0 times forward earnings6 compared to 24.5 times for the MSCI ACWI Growth Index.7 In addition, international equities continue to trade at a substantial discount to U.S. equities: 13.0 times forward earnings for the MSCI EAFE Index, compared to 20.1 times for the S&P 500 Index.8
Investment Strategy
In the first half of 2023, the Fund had a positive absolute return. While it underperformed the MSCI ACWI by 3.0 percentage points, the Fund outperformed the MSCI ACWI Value by 6.7 percentage points.9 The Fund’s underweight position and the performance of holdings in the Information Technology sector were the biggest detractors versus the MSCI ACWI. The three largest Information Technology companies in the MSCI ACWI—Apple, Microsoft, and NVIDIA—comprised 10.3% of the Index on June 30 and accounted for almost a third of the Index’s return. Of these three companies, the Fund held only an underweight position in Microsoft10 (2.0% of the Fund’s net assets compared to 3.8% of the MSCI ACWI).
True to our value-oriented investment approach and focus on individual security selection, during the first six months of 2023, we trimmed areas of the Fund that saw their valuations increase, such as Information Technology and Communication Services (notable examples included Meta, Baidu, and NetEase). We also trimmed outperformers such as General Electric and FedEx. We leaned into areas of the market with more attractive valuations, including Financials (where we started a position in Truist Financial) and Transportation (where we initiated a position in Norfolk Southern).
Relative to the MSCI ACWI, the Fund continues to be overweight Financials (discussed below) and underweight Information Technology. By region, the Fund continues to be overweight international and underweight the United States. These relative weights are the culmination of our bottom-up research process, which focuses on individual security selection within the context of broader market conditions.
At Dodge & Cox, market volatility plays to our investment strengths. Our long-term investment horizon and valuation discipline help us take advantage of price dislocations in the market and, importantly, maintain conviction in the face of macroeconomic uncertainty. Our bottom-up approach enables us to capitalize on a variety of opportunities, ranging from deep value turnarounds to mispriced secular growth opportunities. The long tenure of our team of investment professionals helps us develop unique insights based on deep institutional knowledge of individual companies and industry dynamics.
The global economy currently faces challenges, including elevated inflation and rate hikes across major economies, as well as uncertainty around China’s economic recovery (discussed below). These challenges also present opportunities. The Fund’s diversified portfolio trades at only 10.5 times forward earnings, a significant discount to the MSCI ACWI at 16.3 times.
Our Perspectives on the Financials Sector
The Financials sector (28.9% of the Fund) has been a detractor from the Fund’s results relative to the MSCI ACWI this year, due to the Fund’s overweight position. In March, two U.S. regional banks not held in the Fund—Silicon Valley Bank and Signature Bank—collapsed, which was followed by share price weakness across Financials, and in particular banks with weaker funding, sizable unrealized securities losses, and a greater concentration of uninsured customer deposits.  In May, regulators seized First Republic Bank (also not held in the Fund) and sold the majority of its assets to JPMorgan Chase.
We do not believe the weakness in U.S. Financials signals broader systemic risk for the sector. The Fund’s Financials exposure is broadly diversified across U.S., European, and emerging market banks, capital markets, and other financial services. The Fund’s U.S. Financials holdings represent only 10.6% of the Fund. The Fund’s largest U.S. Financials holdings include financial institutions focused on capital markets or financial services with relatively little credit risk exposure (e.g., Bank of New York Mellon, Charles Schwab, Fiserv) and Wells Fargo, a global, systemically important bank that already complies with tougher regulatory standards than regional banks and will likely gain deposit market share.
Following widespread bank share price declines, the Fund opportunistically started a position in Truist, a large U.S. regional bank. With Truist, we stress-tested earnings for possible adverse changes to deposits, credit quality, and regulations. We also explored how margins might evolve based on different scenarios for deposit flows and balance sheet composition. We analyzed Truist’s commercial real estate exposure and potential losses in stressed scenarios. We continue to monitor changes in bank funding dynamics by analyzing the Fed’s weekly aggregate data, industry data, and pricing information in the public domain. We believe the combination of Truist’s low valuation (7.3 times forward earnings, which is 40% below its long-term average), high starting dividend yield, and integration of BB&T and SunTrust offered us an opportunity to start a new position in an out-of-favor sector.
PAGE 1 ◾ Dodge & Cox Global Stock Fund

Finding Value in China Internet
After a strong finish to 2022, the MSCI China Index11 declined 5.5%, and the CSI Overseas China Internet Index12 was down 11.9% in the first half of 2023, as China’s post-COVID economic recovery was slower than expected and geopolitical tensions heightened. We continued to closely monitor holdings with exposure to this region. While we initially trimmed a number of China-related holdings—such as Prosus and Baidu—in the first quarter, we added to Alibaba and JD.com as valuations declined in the second quarter.
Alibaba, one of the largest China Internet13 holdings in the Fund, is a multinational technology company that started in e-commerce retailing. In late March, the company announced plans for a reorganization, which would separate its six business segments into independently run companies. Each of these business units would have a standalone board, its own incentive programs, and self-financing opportunities. We were encouraged by this announcement and anticipate increased productivity, enhanced operational agility, faster decision making, and an acceleration of growth. Alibaba has proven it can adapt in a very competitive environment. We will continue to monitor the reorganization. Trading at 9.9 times forward earnings, Alibaba comprises a 1.5% position in the Fund.
New Holding in Norfolk Southern
During the second quarter, we also initiated a position in Norfolk Southern, a railroad company with operations in the Eastern portion of the United States. The company competes in a stable duopoly (with CSX) whose participants prioritize return on invested capital (ROIC)14 and shareholder returns. Due to the highly publicized derailment of one of its trains in Ohio, Norfolk Southern’s shares underperformed significantly. Unfortunately, there are hundreds of train derailments in the United States each year; however, Norfolk Southern has dramatically improved its own safety record over the past two decades. The company is highly focused on operating a safer railroad and has committed to being the gold standard of safety in the railroad industry.
Norfolk Southern’s operating margins today materially lag its competition. The company can consistently pass along cost increases and has opportunities to improve margins, free cash flow15, and ROIC over time. We believe Norfolk Southern will see an improvement in its long-term volume growth as railroads take market share from trucks and the impact of declining revenues from the shrinking coal business diminishes. The company should also benefit as concerns about the financial impact of the derailment recede. We believe recent developments provided us an opportunity to buy an excellent franchise at a discounted valuation.
In Closing
Since 1930, Dodge & Cox has navigated many challenging periods. In our experience, patience and persistence in turbulent markets have often been rewarded in the long run. We remain optimistic about the long-term outlook for the Fund. Valuation changes can occur swiftly and without warning, so we encourage our shareholders to maintain a long-term perspective.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI ACWI (All Country
World Index) is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indicies.

2	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
3	For the six months ended June 30, 2023, the MSCI ACWI Value Index had a total return of 4.25% and the MSCI ACWI Growth Index had a total return of 24.25%.
4	Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla had a combined average weight of 13.9% in the MSCI ACWI Index during the first half of 2023.
5
The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market and emerging market countries.
The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

6
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

7
The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market and emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward
EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

8
The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. The S&P 500 Index is a market capitalization-
weighted index of 500 large-capitalization stocks commonly used to represent the
U.S. equity market.

9	Return for the Global Stock Fund’s Class I shares.
10	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
11	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs).
12
The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors.

13	China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
14
Return on Invested Capital (ROIC) reflects the rate of return generated by a company using the funds contributed by its capital providers. This metric helps assess whether a company is creating value with its investments.

15	Free cash flow is the cash a company generates after paying all expenses and loans.
Dodge & Cox Global Stock Fund ◾ PAGE 2

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the MSCI ACWI by 2.99 percentage points year to date.
Key contributors to relative results included the Fund's:
◾ Industrials holdings (up 31% compared to up 13% for the MSCI ACWI sector), particularly General Electric, FedEx, and Mitsubishi Electric;
◾ Overweight position in Communication Services and specific holdings, such as Alphabet and Meta Platforms; and
◾ Positions in XP and Fresenius Medical Care.
Key detractors from relative results included the Fund's:
◾ Underweight position in Information Technology, including underweight holdings, such as Microsoft;
◾ Consumer Discretionary holdings (up 10% compared to up 25% for the MSCI ACWI sector), including JD.com;
◾ Energy holdings—specifically Ovintiv, Occidental Petroleum, and Suncor Energy—and overweight position in the worst-performing sector of the market; and
◾ Positions in Charles Schwab and Incyte.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a six-member committee with an average tenure of 25 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

$60,000
40,000
10,000
5,000
Dodge & Cox Global Stock Fund Class I $24,180
MSCI ACWI Index $23,147
6/30/13
6/30/15
6/30/17
6/30/19
6/30/21
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund
Class I	13.22%	17.25%	8.42%	9.23%
Class X(a)	13.28	17.30	8.45	9.24
MSCI ACWI Index	16.53	10.99	8.10	8.75
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X at 0.52% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. Effective May 1, 2022, the Fund's benchmark changed from the MSCI World Index (Net) to the MSCI All Country World Index (Net) ("MSCI ACWI Index"). The Fund's investment manager believes the MSCI ACWI Index is a more appropriate index against which to measure performance in light of the Fund’s portfolio and investable universe. The MSCI ACWI (All Country World Index) Index is a broad-based, unmanaged equity market index aggregated from developed market and emerging market country indices. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI ACWI is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/globalstockfund
Dodge & Cox Global Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification(a)	% of Net Assets
Financials	28.9
Health Care	17.4
Communication Services	11.2
Information Technology	8.1
Consumer Discretionary	8.1
Industrials	7.8
Energy	7.2
Materials	6.8
Consumer Staples	2.7
Real Estate	0.2
Net Cash & Other(b)	1.6
Region Diversification(a)	% of Net Assets
United States	49.7
Developed Europe (excluding United Kingdom)	19.4
Emerging Markets	11.7
United Kingdom	9.2
Other Developed	5.2
Japan	3.2
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,109.40	$3.24	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,021.72	3.11	0.62
Class X
Based on actual return	$1,000.00	$1,110.20	$2.72	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.22	2.61	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Common Stocks: 96.2%
	Shares	Value
Communication Services: 11.2%
Media & Entertainment: 10.3%
Alphabet, Inc., Class C(a) (United States)	3,131,480	$378,815,136
Baidu, Inc. ADR(a) (China)	371,900	50,916,829
Charter Communications, Inc., Class A(a) (United States)	644,997	236,952,548
Comcast Corp., Class A (United States)	6,129,900	254,697,345
DISH Network Corp., Class A(a) (United States)	1,642,900	10,826,711
Fox Corp., Class A (United States)	929,900	31,616,600
Grupo Televisa SAB ADR (Mexico)	9,665,600	49,584,528
Meta Platforms, Inc., Class A(a) (United States)	266,600	76,508,868
		1,089,918,565
Telecommunication Services: 0.9%
T-Mobile U.S., Inc.(a) (United States)	732,900	101,799,810
		1,191,718,375
Consumer Discretionary: 8.1%
Automobiles & Components: 0.5%
Stellantis NV (Netherlands)	3,286,823	57,708,110
Consumer Discretionary Distribution & Retail: 5.3%
Alibaba Group Holding, Ltd. ADR(a) (China)	1,855,200	154,630,920
Amazon.com, Inc.(a) (United States)	1,154,500	150,500,620
JD.com, Inc. ADR (China)	1,925,746	65,725,711
Prosus NV, Class N (China)	2,537,446	185,818,325
		556,675,576
Consumer Durables & Apparel: 0.5%
adidas AG (Germany)	273,000	52,960,252
Consumer Services: 1.8%
Booking Holdings, Inc.(a) (United States)	35,300	95,321,649
Entain PLC (United Kingdom)	5,851,600	94,529,036
		189,850,685
		857,194,623
Consumer Staples: 2.7%
Consumer Staples Distribution & Retail: 0.0%
Magnit PJSC(b) (Russia)	610,500	68
Food, Beverage & Tobacco: 1.7%
Anheuser-Busch InBev SA/NV (Belgium)	3,015,500	170,547,374
Molson Coors Beverage Co., Class B (United States)	176,600	11,627,344
		182,174,718
Household & Personal Products: 1.0%
Haleon PLC (United Kingdom)	25,709,900	105,219,637
		287,394,423
Energy: 7.2%
Occidental Petroleum Corp. (United States)	4,541,463	267,038,024
Occidental Petroleum Corp., Warrant(a) (United States)	939,445	35,060,087
Ovintiv, Inc. (United States)	5,942,038	226,213,387
Suncor Energy, Inc. (Canada)	7,934,100	232,627,812
		760,939,310

	Shares	Value
Financials: 27.6%
Banks: 13.7%
Axis Bank, Ltd. (India)	16,230,300	$195,093,009
Banco Santander SA (Spain)	68,813,894	254,178,786
Barclays PLC (United Kingdom)	85,950,600	167,425,318
BNP Paribas SA (France)	3,469,100	218,498,085
Credicorp, Ltd. (Peru)	618,900	91,374,396
ICICI Bank, Ltd. (India)	7,058,936	80,367,474
Standard Chartered PLC (United Kingdom)	24,419,477	211,816,871
Truist Financial Corp. (United States)	2,375,000	72,081,250
Wells Fargo & Co. (United States)	3,787,673	161,657,884
		1,452,493,073
Financial Services: 11.0%
Bank of New York Mellon Corp. (United States)	3,368,100	149,947,812
Capital One Financial Corp. (United States)	1,102,597	120,591,034
Charles Schwab Corp. (United States)	3,258,100	184,669,108
Fidelity National Information Services, Inc. (United States)	1,787,100	97,754,370
Fiserv, Inc.(a) (United States)	1,436,900	181,264,935
Jackson Financial, Inc., Class A (United States)	2,411,382	73,812,403
UBS Group AG (Switzerland)	11,053,100	223,457,733
XP, Inc., Class A(a) (Brazil)	5,525,567	129,629,802
		1,161,127,197
Insurance: 2.9%
Aegon NV (Netherlands)	10,342,692	52,253,944
Aviva PLC (United Kingdom)	19,684,043	98,794,946
MetLife, Inc. (United States)	1,403,400	79,334,202
Prudential PLC (Hong Kong)	5,278,600	74,311,827
		304,694,919
		2,918,315,189
Health Care: 17.4%
Health Care Equipment & Services: 4.3%
CVS Health Corp. (United States)	740,600	51,197,678
Fresenius Medical Care AG & Co. KGaA (Germany)	2,844,500	135,858,551
GE HealthCare Technologies, Inc. (United States)	1,179,100	95,790,084
The Cigna Group (United States)	382,638	107,368,223
UnitedHealth Group, Inc. (United States)	142,100	68,298,944
		458,513,480
Pharmaceuticals, Biotechnology & Life Sciences: 13.1%
Alnylam Pharmaceuticals, Inc.(a) (United States)	306,141	58,148,422
Bayer AG (Germany)	1,691,020	93,498,392
BioMarin Pharmaceutical, Inc.(a) (United States)	900,900	78,090,012
Elanco Animal Health, Inc.(a) (United States)	3,725,000	37,473,500
GSK PLC (United Kingdom)	16,955,320	299,053,703
Incyte Corp.(a) (United States)	1,424,500	88,675,125
Novartis AG (Switzerland)	1,014,300	101,990,950
Regeneron Pharmaceuticals, Inc.(a) (United States)	144,152	103,578,978
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Roche Holding AG (Switzerland)	479,400	$146,490,028
Sanofi (France)	3,484,257	373,358,603
		1,380,357,713
		1,838,871,193
Industrials: 7.8%
Capital Goods: 5.1%
General Electric Co. (United States)	665,900	73,149,115
Johnson Controls International PLC (United States)	2,042,103	139,148,898
Mitsubishi Electric Corp. (Japan)	13,506,600	189,735,460
Raytheon Technologies Corp. (United States)	1,430,000	140,082,800
		542,116,273
Transportation: 2.7%
FedEx Corp. (United States)	757,100	187,685,090
Norfolk Southern Corp. (United States)	421,400	95,556,664
		283,241,754
		825,358,027
Information Technology: 7.2%
Semiconductors & Semiconductor Equipment: 0.7%
Microchip Technology, Inc. (United States)	868,000	77,764,120
Software & Services: 4.8%
Cognizant Technology Solutions Corp., Class A (United States)	447,300	29,199,744
Microsoft Corp. (United States)	622,100	211,849,934
VMware, Inc., Class A(a) (United States)	1,846,829	265,370,859
		506,420,537
Technology, Hardware & Equipment: 1.7%
Cisco Systems, Inc. (United States)	404,600	20,934,004
Coherent Corp.(a) (United States)	1,786,719	91,086,935
TE Connectivity, Ltd. (United States)	473,115	66,311,798
		178,332,737
		762,517,394
Materials: 6.8%
Akzo Nobel NV (Netherlands)	1,549,200	126,313,231
Celanese Corp. (United States)	582,200	67,418,760
Glencore PLC (Australia)	15,316,600	86,464,458
Holcim, Ltd. (Switzerland)	663,662	44,637,118
LyondellBasell Industries NV, Class A (United States)	1,194,000	109,645,020
Mitsubishi Chemical Group Corp. (Japan)	22,100,500	132,209,374
Nutrien, Ltd. (Canada)	1,252,300	73,948,315
Teck Resources, Ltd., Class B (Canada)	1,918,600	80,773,060
		721,409,336
Real Estate: 0.2%
Real Estate Management & Development: 0.2%
Daito Trust Construction Co., Ltd. (Japan)	182,100	18,406,241
Total Common Stocks (Cost $8,074,036,073)		$10,182,124,111
Preferred Stocks: 2.2%
	Shares	Value
Financials: 1.3%
Banks: 1.3%
Itau Unibanco Holding SA, Pfd (Brazil)	22,937,193	$136,141,979
Information Technology: 0.9%
Technology, Hardware & Equipment: 0.9%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,195,330	99,132,649
Total Preferred Stocks (Cost $129,809,853)		$235,274,628
Short-Term Investments: 1.6%
	Par Value/ Shares	Value
Repurchase Agreements: 1.2%
Fixed Income Clearing Corporation(c) 5.04%, dated 6/30/23, due 7/3/23, maturity value $71,029,820	$71,000,000	$71,000,000
Fixed Income Clearing Corporation(c) 2.45%, dated 6/30/23, due 7/3/23, maturity value $51,157,443	51,147,000	51,147,000
		122,147,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	41,924,358	41,924,358
Total Short-Term Investments (Cost $164,071,358)		$164,071,358
Total Investments In Securities (Cost $8,367,917,284)	100.0%	$10,581,470,097
Other Assets Less Liabilities	0.0%	3,628,293
Net Assets	100.0%	$10,585,098,390
(a)	Non-income producing
(b)	Valued using significant unobservable inputs.
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.875%-4.25%, 10/15/25-2/15/41. Total collateral value is $124,589,981.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
PAGE 7 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	1,471	9/15/23	$71,060,243	$95,782
Yen Denominated Nikkei 225 Index— Long Position	400	9/7/23	46,342,562	(455,726)
				$(359,944)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Bank of America	7/5/23	CNH	49,275,797	USD	6,788,169	$(10,019)
Bank of America	7/5/23	USD	10,180,861	CNH	73,910,000	14,144
Bank of America	7/5/23	CNH	49,275,797	USD	6,786,192	(8,042)
Bank of America	7/5/23	CNH	49,268,406	USD	6,787,404	(10,270)
HSBC	7/5/23	USD	10,186,053	CNH	73,910,000	19,336
Bank of America	7/12/23	CNH	84,724,000	USD	12,006,859	(346,363)
Bank of America	7/12/23	CNH	41,587,500	USD	5,862,927	(139,273)
Bank of America	7/12/23	CNH	41,587,500	USD	5,870,210	(146,555)
Bank of America	7/12/23	CNH	73,910,000	USD	10,186,685	(14,510)
Goldman Sachs	7/12/23	USD	40,045,172	CNH	267,661,930	3,207,075
HSBC	7/12/23	USD	40,015,238	CNH	267,661,930	3,177,141
HSBC	7/12/23	CNH	73,910,000	USD	10,191,952	(19,778)
Goldman Sachs	7/19/23	USD	8,451,428	CNH	56,775,000	633,315
HSBC	7/19/23	USD	18,456,501	CNH	124,000,000	1,381,274
JPMorgan	7/19/23	USD	8,463,148	CNH	56,775,028	645,031
Bank of America	8/16/23	USD	11,805,876	CNH	79,245,764	869,340
JPMorgan	8/16/23	USD	11,803,415	CNH	79,245,765	866,878
JPMorgan	8/16/23	USD	11,635,736	CNH	78,062,991	862,432
Bank of America	9/13/23	USD	15,370,093	CNH	107,875,000	447,925
Goldman Sachs	9/13/23	USD	15,379,962	CNH	107,875,054	457,786
HSBC	9/13/23	USD	15,365,699	CNH	107,874,892	443,546
JPMorgan	9/13/23	USD	15,386,543	CNH	107,875,054	464,367
Bank of America	10/18/23	USD	7,111,836	CNH	48,580,950	371,823
Goldman Sachs	10/18/23	USD	7,211,884	CNH	49,317,025	369,750
Goldman Sachs	10/18/23	USD	1,051,914	CNH	7,104,208	66,292
HSBC	10/18/23	USD	7,215,577	CNH	49,317,025	373,443
HSBC	10/18/23	USD	1,051,666	CNH	7,104,216	66,043
HSBC	10/18/23	USD	1,051,919	CNH	7,105,920	66,059
HSBC	10/18/23	USD	1,051,698	CNH	7,104,220	66,074
JPMorgan	10/18/23	USD	1,052,150	CNH	7,104,220	66,526
JPMorgan	10/18/23	USD	1,052,476	CNH	7,104,216	66,853
Bank of America	11/8/23	USD	7,010,565	CNH	48,358,992	288,966
Bank of America	11/8/23	USD	6,988,610	CNH	48,118,400	300,452
Bank of America	11/8/23	USD	6,907,654	CNH	47,637,216	286,378
HSBC	11/8/23	USD	8,257,686	CNH	57,642,780	245,699
HSBC	11/8/23	USD	8,218,605	CNH	57,356,000	246,478
JPMorgan	11/8/23	USD	8,212,486	CNH	57,356,000	240,359
JPMorgan	11/8/23	USD	8,133,622	CNH	56,782,440	241,216
Standard Chartered	11/8/23	USD	7,017,591	CNH	48,358,992	295,992
Standard Chartered	11/8/23	USD	6,983,711	CNH	48,118,400	295,553
Standard Chartered	11/8/23	USD	8,256,752	CNH	57,642,780	244,764
HSBC	12/6/23	USD	8,534,377	CNH	56,774,943	623,550
HSBC	12/6/23	USD	8,543,637	CNH	56,775,029	632,798
Bank of America	1/10/24	USD	7,161,379	CNH	48,029,937	448,377
HSBC	1/10/24	USD	7,165,858	CNH	48,018,412	454,466
HSBC	1/10/24	USD	7,179,609	CNH	48,020,814	467,882
JPMorgan	1/10/24	USD	7,165,569	CNH	48,013,611	454,849
JPMorgan	1/10/24	USD	7,176,390	CNH	48,020,814	464,663
JPMorgan	1/10/24	USD	7,165,965	CNH	48,018,412	454,573
Bank of America	2/7/24	USD	2,151,890	CNH	14,298,235	148,549
Goldman Sachs	2/7/24	USD	2,151,894	CNH	14,298,258	148,549
HSBC	2/7/24	USD	2,151,990	CNH	14,298,250	148,646
JPMorgan	2/7/24	USD	2,151,894	CNH	14,298,257	148,549
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	6/5/24	USD	10,353,889	CNH	72,500,000	$97,004
HSBC	6/5/24	USD	10,358,327	CNH	72,500,000	101,442
Unrealized gain on currency forward contracts						22,482,207
Unrealized loss on currency forward contracts						(694,810)
Net unrealized gain on currency forward contracts						$21,787,397
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value (cost $8,367,917,284)	$10,581,470,097
Unrealized appreciation on currency forward contracts	22,482,207
Cash	100
Cash denominated in foreign currency (cost $1,678,677)	1,677,999
Deposits with broker for futures contracts	7,150,223
Receivable for variation margin for futures contracts	1,050,939
Receivable for investments sold	4,549,255
Receivable for Fund shares sold	5,952,591
Dividends and interest receivable	16,564,504
Expense reimbursement receivable	19,814
Prepaid expenses and other assets	40,916
10,640,958,645
Liabilities:
Unrealized depreciation on currency forward contracts	694,810
Cash received as collateral for currency forward contracts	20,840,000
Payable for investments purchased	7,369,001
Payable for Fund shares redeemed	3,697,202
Deferred foreign capital gains tax	17,975,310
Management fees payable	5,076,976
Accrued expenses	206,956
55,860,255
Net Assets	$10,585,098,390
Net Assets Consist of:
Paid in capital	$8,392,702,654
Distributable earnings	2,192,395,736
$10,585,098,390
Class I
Total net assets	$10,068,284,696
Shares outstanding (par value $0.01 each, unlimited shares authorized)	719,891,764
Net asset value per share	$13.99
Class X
Total net assets	$516,813,694
Shares outstanding (par value $0.01 each, unlimited shares authorized)	36,927,985
Net asset value per share	$14.00
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends (net of foreign taxes of $8,457,194)	$151,584,721
Interest	2,907,916
154,492,637
Expenses:
Investment advisory fees	26,001,984
Administrative services fees
Class I	4,977,436
Class X	111,480
Custody and fund accounting fees	304,599
Professional services	188,458
Shareholder reports	62,435
Registration fees	43,696
Trustees fees	207,143
Miscellaneous	114,139
Total expenses	32,011,370
Expenses reimbursed by investment manager	(106,352)
Net expenses	31,905,018
Net Investment Income	122,587,619
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $122,129)	(48,335,972)
Futures contracts	17,960,379
Currency forward contracts	17,989,698
Foreign currency transactions	(562,950)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $1,686,476)	947,631,749
Futures contracts	1,563,635
Currency forward contracts	6,846,429
Foreign currency translation	716,003
Net realized and unrealized gain	943,808,971
Net Change in Net Assets From Operations	$1,066,396,590
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ◾  PAGE 10

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$122,587,619	$176,511,339
Net realized gain (loss)	(12,948,845)	386,689,894
Net change in unrealized appreciation/depreciation	956,757,816	(1,197,930,015)
	1,066,396,590	(634,728,782)
Distributions to Shareholders:
Class I	—	(710,941,433)
Class X	—	(24,083,544)
Total distributions	—	(735,024,977)
Fund Share Transactions:
Class I
Proceeds from sales of shares	673,307,023	2,117,052,228
Reinvestment of distributions	—	682,234,755
Cost of shares redeemed	(1,305,696,596)	(2,254,559,437)
Class X
Proceeds from sales of shares	114,540,406	411,553,420
Reinvestment of distributions	—	24,083,544
Cost of shares redeemed	(34,126,839)	(26,455,394)
Net change from Fund share transactions	(551,976,006)	953,909,116
Total change in net assets	514,420,584	(415,844,643)
Net Assets:
Beginning of period	10,070,677,806	10,486,522,449
End of period	$10,585,098,390	$10,070,677,806
Share Information:
Class I
Shares sold	49,583,955	154,630,291
Distributions reinvested	—	55,107,806
Shares redeemed	(97,310,112)	(168,363,196)
Net change in shares outstanding	(47,726,157)	41,374,901
Class X
Shares sold	8,567,144	30,974,138
Distributions reinvested	—	1,943,789
Shares redeemed	(2,544,183)	(2,012,903)
Net change in shares outstanding	6,022,961	30,905,024
PAGE 11 ◾  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
Dodge & Cox Global Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$1,191,718,375	$—	$—
PAGE 13 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Consumer Discretionary	$857,194,623	$—	$—
Consumer Staples	287,394,355	—	68
Energy	760,939,310	—	—
Financials	2,918,315,189	—	—
Health Care	1,838,871,193	—	—
Industrials	825,358,027	—	—
Information Technology	762,517,394	—	—
Materials	721,409,336	—	—
Real Estate	18,406,241	—	—
Preferred Stocks
Financials	136,141,979	—	—
Information Technology	99,132,649	—	—
Short-Term Investments
Repurchase Agreements	—	122,147,000	—
Money Market Fund	41,924,358	—	—
Total Securities	$10,459,323,029	$122,147,000	$68
Other Investments
Futures Contracts
Appreciation	$95,782	$—	$—
Depreciation	(455,726)	—	—
Currency Forward Contracts
Appreciation	—	22,482,207	—
Depreciation	—	(694,810)	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$22,482,207	$22,482,207
Futures contracts(a)	95,782	—	95,782
	$95,782	$22,482,207	$22,577,989
Liabilities
Unrealized depreciation on currency forward contracts	$—	$694,810	$694,810
Futures contracts(a)	455,726	—	455,726
	$455,726	$694,810	$1,150,536
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$17,960,379	$—	17,960,379
Currency forward contracts	—	17,989,698	17,989,698
	$17,960,379	$17,989,698	$35,950,077
Net change in unrealized appreciation/depreciation
Futures contracts	$1,563,635	$—	1,563,635
Currency forward contracts	—	6,846,429	6,846,429
	$1,563,635	$6,846,429	$8,410,064
Dodge & Cox Global Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-2%
Currency forward contracts	USD total value	3-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$3,175,954	$(675,032)	$(2,360,000)	$140,922
Goldman Sachs	4,882,767	—	(4,610,000)	272,767
HSBC	8,610,881	(19,778)	(8,430,000)	161,103
JPMorgan	4,976,296	—	(4,890,000)	86,296
Standard Chartered	836,309	—	(550,000)	286,309
	$22,482,207	$(694,810)	$(20,840,000)	$947,397
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $106,352.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$—	$155,314,159
Long-term capital gain	$—	$555,627,274
Class X
Ordinary income	$—	$5,433,482
Long-term capital gain	$—	$18,650,062
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Deferred loss[1]	$(75,108,735)
Net unrealized appreciation	1,201,107,881
Total distributable earnings	$1,125,999,146
[1]	Represents capital loss incurred between November 1, 2022 and December 31, 2022. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2023.
PAGE 15 ◾ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
At June 30, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,404,967,206
Unrealized appreciation	2,715,485,797
Unrealized depreciation	(517,555,453)
Net unrealized appreciation	2,197,930,344
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Com pany, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $30,503 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities, aggregated $981,562,253 and $1,407,369,017, respectively.
Note 8: Subsequent Events
In July 2023, the Fund received a tender offer to purchase shares of Magnit PJSC, an illiquid Fund holding in Russia, in exchange for cash. The Fund tendered its shares for a price equivalent to 0.1% of Fund net assets. Fund management has determined that no other material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Global Stock Fund ◾ PAGE 16

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$12.61	$14.44	$13.30	$12.71	$11.03	$13.86
Income from investment operations:
Net investment income	0.15	0.24	0.23	0.17 (a)	0.27	0.21
Net realized and unrealized gain (loss)	1.23	(1.10)	2.46	0.59	2.35	(1.96)
Total from investment operations	1.38	(0.86)	2.69	0.76	2.62	(1.75)
Distributions to shareholders from:
Net investment income	—	(0.21)	(0.27)	(0.17)	(0.34)	(0.25)
Net realized gain	—	(0.76)	(1.28)	—	(0.60)	(0.83)
Total distributions	—	(0.97)	(1.55)	(0.17)	(0.94)	(1.08)
Net asset value, end of period	$13.99	$12.61	$14.44	$13.30	$12.71	$11.03
Total return	10.94%	(5.80)%	20.75%	6.02%	23.85%	(12.65)%
Ratios/supplemental data:
Net assets, end of period (millions)	$10,068	$9,681	$10,487	$10,384	$10,296	$8,614
Ratio of expenses to average net assets	0.62%(b)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	2.35%(b)	1.72%	1.34%	1.57%(a)	2.13%	1.52%
Portfolio turnover rate	10%	25%	24%	34%	22%	31%
Class X(c)
Net asset value, beginning of period	$12.61	$13.83
Income from investment operations:
Net investment income	0.16	0.08
Net realized and unrealized gain (loss)	1.23	(0.32)
Total from investment operations	1.39	(0.24)
Distributions to shareholders from:
Net investment income	—	(0.22)
Net realized gain	—	(0.76)
Total distributions	—	(0.98)
Net asset value, end of period	$14.00	$12.61
Total return	11.02%	(1.58)%
Ratios/supplemental data:
Net assets, end of period (millions)	$517	$390
Ratio of expenses to average net assets	0.52%(b)	0.52%(b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%(b)	0.57%(b)
Ratio of net investment income to average net assets	2.53%(b)	1.02%(b)
Portfolio turnover rate	10%	25%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.

(b)	Annualized
(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ◾ Dodge & Cox Global Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
Dodge & Cox Global Stock Fund ◾ PAGE 18

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
PAGE 19 ◾ Dodge & Cox Global Stock Fund

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Stock Fund ◾ PAGE 20

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

International Stock Fund | Class I (dodfx) | Class X (doxfx)
ESTABLISHED 2001

06/23 ISF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox International Stock Fund—Class I had a total return of 10.72% for the six-month period ended June 30, 2023, compared to a return of 11.67% for the MSCI EAFE (Europe, Australasia, Far East) Index.1
Market Commentary
International equities continued to appreciate in the first half of 2023, after performing well in the fourth quarter of 2022. Both developed and emerging markets proved to be resilient2 despite macroeconomic uncertainty, geopolitical concerns, and heightened market volatility. In March, turmoil among U.S. regional banks drove down stock prices globally. But fears of contagion dissipated after larger banks intervened, regional bank deposits stabilized, and U.S. interest rate hikes slowed.
Nevertheless, the global economic outlook remains cloudy, especially given China’s sluggish recovery. Inflation continues to moderate, but most central banks remain committed to increasing interest rates further. The valuation spread between stocks benefitting from, and those hindered by, low interest rates remains near its widest point over the past 20 years.
International growth stocks outperformed value stocks3 by 4.9 percentage points during the first half of the year.4 The growth-oriented Information Technology and Consumer Discretionary sectors outperformed, while the value-oriented Real Estate, Energy, and Materials sectors underperformed. The valuation disparity between international value and growth stocks remains wide at 2.4 standard deviations5 above the long-term average: the MSCI EAFE Value Index6 trades at 9.4 times forward earnings7 compared to 20.9 times for the MSCI EAFE Growth Index.8 In addition, international equities still trade at a substantial discount to U.S. equities: 13.0 times forward earnings for the MSCI EAFE, compared to 20.1 times for the S&P 500 Index.9
Investment Strategy
At Dodge & Cox, market volatility plays to our investment strengths. Our long-term investment horizon and valuation discipline help us take advantage of price dislocations in the market and, importantly, maintain conviction in the face of macroeconomic uncertainty. Our bottom-up approach enables us to capitalize on a variety of opportunities, ranging from deep value turnarounds to mispriced secular growth opportunities. The long tenure of our team of investment professionals helps us develop unique insights based on deep institutional knowledge of individual companies and industry dynamics.
Market volatility can create opportunities. We recently added to the Fund’s holdings in Energy and select names within China Internet.10 Within Financials, we took advantage of relative price performance to trim some emerging markets banks and add to European banks.
Energy
In both 2021 and 2022, Energy was the best-performing sector of the MSCI EAFE and contributed strongly to the Fund’s outperformance. In the preceding years, we built up an overweight position in the sector based on a constructive view of oil and gas prices and our identification of well-managed companies trading at attractive valuations. Our positive view on commodity prices was contrarian at the time, as concerns about peaking oil demand dominated the headlines, especially during the pandemic. Based on our research, we thought demand would recover and continue to grow this decade because substitution away from oil would take longer than expected. During that period of uncertainty, we added to our overweight position, and that persistence was rewarded in later years. As share prices of the Fund’s energy investments rose, we trimmed those holdings.
In the first half of 2023, macroeconomic concerns and demand uncertainty resulted in oil price declines and relative underperformance in energy. Capitalizing on lower valuations, we added significantly to existing holdings, including Equinor, Ovintiv, TotalEnergies, and TC Energy.11 Energy was our largest addition during the first half of the year, and the Fund remains overweight Energy (7.5% versus 4.2% of the MSCI EAFE).
Equinor, a Norwegian oil and gas company, was our largest add within the sector during the period. As one of the largest natural gas suppliers to Europe, declining European gas prices on the heels of a warmer-than-average winter weighed on Equinor’s share price. At what we believe is a reasonable European gas price, the company should generate meaningful free cash flow12 while still growing its production capabilities. Management has already demonstrated discipline with that free cash flow, recently returning $17 billion to shareholders via a 50% increase in its base dividend, share buybacks, and an extraordinary dividend. Equinor (0.9% position) is attractively valued, trading at 6.6 times forward earnings with a net cash position on the balance sheet.
China Internet
After a strong finish to 2022, the MSCI China Index13 declined 5.5%, and the CSI Overseas China Internet Index14 was down 11.9% in the first half of 2023 as China’s post-COVID economic recovery was slower than expected and geopolitical tensions heightened. We continued to closely monitor holdings with exposure to this region. While we initially trimmed a number of China-related holdings—such as Prosus, Baidu, and NetEase—in the first quarter, we later reversed course in the second quarter and added to Alibaba and JD.com as valuations declined.
Alibaba, one of the largest China Internet holdings in the Fund, is a multinational technology company that started in e-commerce retailing. In late March, the company announced plans for a reorganization, which would split its six business segments into independently run companies. Each of these business units would have a standalone board, its own incentive programs, and self-financing opportunities. We were encouraged by this announcement and anticipate increased productivity, enhanced operational agility, faster decision making, and an acceleration in growth. Alibaba has proven it can adapt in a very competitive environment. We will continue to monitor the reorganization as it comes to fruition. Trading at 9.9 times forward earnings, Alibaba comprises a 1.7% position in the Fund.
PAGE 1 ◾ Dodge & Cox International Stock Fund

Financials
In March, the U.S. regional banking crisis sparked fears of broader contagion resulting in a sell-off of Financials stocks worldwide. Our global Financials team conducted intensive research on the Fund’s Financials holdings. We stress-tested their balance sheets under a variety of scenarios, engaged in frequent discussions with management teams, and closely monitored regulatory developments. Despite the volatility in the market, we concluded that the troubles at a few U.S. regional banks were not representative of the broader global banking system. Our investment approach enabled us to take advantage of that volatility by adding to selected holdings—including Barclays and BNP Paribas—and trimming UBS Group.
Shares of Barclays, a diversified retail, corporate, and investment bank based in the United Kingdom, declined 14.7% in March. As the U.S. regional banking turmoil had little impact on Barclays, we felt this share price reaction was unjustified. Over the past few years, management has grown earnings, improved returns on equity, and steadily raised both dividends and buybacks. Despite these fundamental improvements and larger returns of capital, the shares have remained relatively range bound over the past year and trade at a very low valuation. In March, the valuation dipped to around four times forward earnings, and we added to the Fund’s position. At just under five times earnings as of June 30, we believe the company trades at a large discount to its inexpensive peer group. Barclays is a 2.2% position in the Fund.
Given the U.S. banking crisis, one would not necessarily expect the international Financials sector to serve as a tailwind for performance. However, the Financials sector was the Fund’s top-contributing sector from a relative performance perspective, up 13.2% versus up 7.5% for the benchmark. Emerging market holdings were a notable contributor to the Fund’s Financials performance. Brazilian holdings XP and Itau Unibanco were two of the Fund’s best-performing Financials, with especially high returns of 52.9% and 27.1%, respectively. Given the relative performance of emerging market versus developed market Financials, we funded the adds mentioned above with trims of emerging market holdings such as ICICI Bank in India. Overall, we remain enthusiastic about the Fund’s Financials holdings, with an overweight at 26.9% compared to 18.2% for the MSCI EAFE.
In Closing
In our experience, elevated levels of market volatility and macroeconomic uncertainty can create significant opportunities for active, bottom-up managers like Dodge & Cox. We remain confident in our ability to successfully navigate challenging economic and market conditions, and we remain enthusiastic about the long-term outlook for the Fund. Valuation changes can occur swiftly and without warning, so we encourage our shareholders to maintain a long-term perspective.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe,
Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and
Canada. It covers approximately 85%of the free float-adjusted market capitalization in each country.

2
During the first half of 2023, the MSCI EAFE Index and the MSCI Emerging Markets
Index had total returns of 11.67% and 4.89%, respectively. The MSCI Emerging
Markets Index captures large- and mid-cap representation across emerging market countries.

3	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
4	For the six months ended June 30, 2023, the MSCI EAFE Value Index had a total return of 9.28% and the MSCI EAFE Growth Index had a total return of 14.18%.
5
Unless otherwise specified, all weightings and characteristics are as of June 30,
2023. Standard deviation measures the volatility of the Fund’s returns. Higher standard deviation represents higher volatility.

6
The MSCI EAFE Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price,
12-month forward earnings to price, and dividend yield.

7
Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

8
The MSCI EAFE Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

9	The S&P 500 Index is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market.
10	China Internet comprises Alibaba, Baidu, JD.com, and Prosus.
11	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
12	Free cash flow is the cash a company generates after paying all expenses and loans.
13	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs).
14
The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors.

Dodge & Cox International Stock Fund ◾ PAGE 2

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the MSCI EAFE by 0.95 percentage points year to date.
Key contributors to relative results included the Fund's:
◾ Financials holdings, particularly XP, Banco Santander, and Itau Unibanco;
◾ Materials holdings, notably Holcim;
◾ Communication Services holdings, including NetEase; and
◾ Positions in Mitsubishi Electric and Fresenius Medical Care.
Key detractors from relative results included the Fund's:
◾ Overweight position in China Internet and certain holdings, including JD.com and Alibaba;
◾ Overweight position and holdings in Energy, notably Ovintiv, Suncor Energy, and TotalEnergies;
◾ Information Technology holdings; and
◾ Positions in Imperial Brands and Nutrien.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a six-member committee with average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

Dodge & Cox International Stock Fund Class I $16,805
MSCI EAFE Index $16,934
$30,000
20,000
10,000
5,000
6/30/13
6/30/15
6/30/17
6/30/19
6/31/21
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund
Class I	14.71%	4.87%	5.33%	8.29%
Class X(a)	14.83	4.90	5.34	8.29
MSCI EAFE Index	18.77	4.39	5.41	6.53
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox International Stock Fund
Class I	0.62%	0.62%
Class X	0.52%(b)	0.57%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.52% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/internationalstockfund
Dodge & Cox International Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification(a)	% of Net Assets
Financials	26.9
Health Care	15.3
Consumer Discretionary	11.0
Materials	10.7
Energy	7.5
Industrials	6.8
Consumer Staples	6.1
Information Technology	6.1
Communication Services	3.2
Real Estate	1.8
Utilities	0.6
Net Cash & Other(b)	4.0
Region Diversification(a)	% of Net Assets
Developed Europe (excluding United Kingdom)	36.1
Emerging Markets	19.8
Other Developed	15.7
United Kingdom	13.3
Japan	11.1
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,107.20	$3.24	0.62%
Based on hypothetical 5% yearly return	1,000.00	1,021.72	3.11	0.62
Class X
Based on actual return	$1,000.00	$1,107.80	$2.72	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.22	2.61	0.52
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Common Stocks: 92.0%
	Shares	Value
Communication Services: 3.2%
Media & Entertainment: 2.3%
Baidu, Inc. ADR(a) (China)	2,348,785	$321,572,154
Grupo Televisa SAB ADR (Mexico)	46,380,780	237,933,402
NetEase, Inc. ADR (China)	4,737,826	458,100,396
		1,017,605,952
Telecommunication Services: 0.9%
Deutsche Telekom AG (Germany)	2,981,600	64,992,374
Liberty Global PLC, Class A(a) (United Kingdom)	4,612,561	77,767,779
Liberty Global PLC, Class C(a) (United Kingdom)	8,459,768	150,330,077
Millicom International Cellular SA SDR(a) (Guatemala)	8,247,010	126,052,432
		419,142,662
		1,436,748,614
Consumer Discretionary: 11.0%
Automobiles & Components: 2.7%
Honda Motor Co., Ltd. (Japan)	23,402,855	704,056,229
Stellantis NV (Netherlands)	30,000,000	526,722,405
		1,230,778,634
Consumer Discretionary Distribution & Retail: 5.5%
Alibaba Group Holding, Ltd. ADR(a) (China)	9,540,000	795,159,000
JD.com, Inc. ADR (China)	12,073,248	412,059,954
Prosus NV, Class N (China)	17,337,101	1,269,603,794
		2,476,822,748
Consumer Durables & Apparel: 0.5%
adidas AG (Germany)	1,200,700	232,928,112
Consumer Services: 2.3%
Booking Holdings, Inc.(a) (United States)	174,500	471,207,585
Entain PLC (United Kingdom)	28,586,660	461,800,091
Flutter Entertainment PLC(a) (Ireland)	604,478	121,532,516
		1,054,540,192
		4,995,069,686
Consumer Staples: 6.1%
Consumer Staples Distribution & Retail: 0.9%
Magnit PJSC(b) (Russia)	3,293,785	368
Seven & i Holdings Co., Ltd. (Japan)	9,107,900	391,659,583
		391,659,951
Food, Beverage & Tobacco: 3.3%
Anheuser-Busch InBev SA/NV (Belgium)	11,725,900	663,180,715
Imperial Brands PLC (United Kingdom)	38,224,397	843,954,094
		1,507,134,809
Household & Personal Products: 1.9%
Beiersdorf AG (Germany)	2,805,200	371,150,518
Haleon PLC (United Kingdom)	126,801,104	518,942,748
		890,093,266
		2,788,888,026
Energy: 7.5%
Equinor ASA (Norway)	13,819,538	401,829,564
Ovintiv, Inc.(c) (United States)	15,511,124	590,508,491
Suncor Energy, Inc. (Canada)	29,228,854	856,989,999

	Shares	Value
TC Energy Corp. (Canada)	11,385,400	$460,084,014
TotalEnergies SE (France)	19,464,870	1,116,165,826
		3,425,577,894
Financials: 24.6%
Banks: 16.9%
Axis Bank, Ltd. (India)	97,674,150	1,174,072,185
Banco Santander SA (Spain)	394,321,616	1,456,510,942
Barclays PLC (United Kingdom)	502,325,608	978,492,584
BNP Paribas SA (France)	22,721,892	1,431,117,549
Credicorp, Ltd. (Peru)	3,228,248	476,618,535
ICICI Bank, Ltd. (India)	77,121,980	878,050,000
Mitsubishi UFJ Financial Group, Inc. (Japan)	53,295,100	393,355,844
Standard Chartered PLC (United Kingdom)	105,026,614	911,010,860
		7,699,228,499
Financial Services: 4.6%
UBS Group AG (Switzerland)	80,221,742	1,621,822,715
XP, Inc., Class A(a) (Brazil)	20,221,102	474,387,053
		2,096,209,768
Insurance: 3.1%
Aegon NV (Netherlands)	52,466,275	265,073,136
Aviva PLC (United Kingdom)	99,490,252	499,345,285
Prudential PLC (Hong Kong)	43,830,847	617,048,139
		1,381,466,560
		11,176,904,827
Health Care: 15.3%
Health Care Equipment & Services: 1.9%
Fresenius Medical Care AG & Co. KGaA (Germany)	11,957,262	571,100,822
Olympus Corp. (Japan)	19,797,900	310,905,031
		882,005,853
Pharmaceuticals, Biotechnology & Life Sciences: 13.4%
Bayer AG (Germany)	11,930,510	659,651,276
Euroapi SASU(a) (France)	728,248	8,340,004
GSK PLC (United Kingdom)	68,472,120	1,207,694,167
Novartis AG (Switzerland)	14,908,470	1,499,092,006
Roche Holding AG (Switzerland)	3,372,500	1,030,533,210
Sanofi (France)	15,600,422	1,671,676,848
		6,076,987,511
		6,958,993,364
Industrials: 6.8%
Capital Goods: 6.8%
Johnson Controls International PLC (United States)	14,299,501	974,367,998
Mitsubishi Electric Corp. (Japan)	80,302,800	1,128,062,480
Nidec Corp. (Japan)	3,792,600	206,195,273
Schneider Electric SA (France)	2,269,046	412,152,259
Smiths Group PLC(c) (United Kingdom)	18,150,616	378,962,877
		3,099,740,887
Information Technology: 4.4%
Semiconductors & Semiconductor Equipment: 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	17,267,000	319,343,447
Technology, Hardware & Equipment: 3.7%
Brother Industries, Ltd. (Japan)	9,270,900	134,892,093
Kyocera Corp. (Japan)	6,683,400	360,860,525
Murata Manufacturing Co., Ltd. (Japan)	7,397,000	422,202,377
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Samsung Electronics Co., Ltd. (South Korea)	4,419,500	$242,164,383
TE Connectivity, Ltd. (United States)	3,871,985	542,697,418
		1,702,816,796
		2,022,160,243
Materials: 10.7%
Akzo Nobel NV(c) (Netherlands)	11,504,360	938,002,121
Glencore PLC (Australia)	111,555,361	629,746,406
Holcim, Ltd. (Switzerland)	16,240,941	1,092,346,403
Linde PLC (United States)	1,277,735	486,919,254
Mitsubishi Chemical Group Corp.(c) (Japan)	108,521,900	649,198,545
Nutrien, Ltd. (Canada)	7,822,959	461,945,729
Teck Resources, Ltd., Class B (Canada)	14,160,640	596,162,944
		4,854,321,402
Real Estate: 1.8%
Real Estate Management & Development: 1.8%
CK Asset Holdings, Ltd. (Hong Kong)	59,144,600	327,574,737
Daito Trust Construction Co., Ltd. (Japan)	3,268,500	330,372,311
Hang Lung Group, Ltd.(c) (Hong Kong)	93,433,300	141,652,323
		799,599,371
Utilities: 0.6%
Engie SA (France)	16,455,113	273,431,302
Total Common Stocks (Cost $35,816,419,744)		$41,831,435,616
Preferred Stocks: 4.0%
	Shares	Value
Financials: 2.3%
Banks: 2.3%
Itau Unibanco Holding SA, Pfd (Brazil)	176,002,651	$1,044,650,462
Information Technology: 1.7%
Technology, Hardware & Equipment: 1.7%
Samsung Electronics Co., Ltd., Pfd (South Korea)	16,709,500	754,536,675
Total Preferred Stocks (Cost $1,047,190,374)		$1,799,187,137
Short-Term Investments: 3.6%
	Par Value/ Shares	Value
Repurchase Agreements: 3.2%
Barclays Plc(d) 5.05%, dated 6/30/23, due 7/3/23, maturity value $125,052,604	$125,000,000	$125,000,000
Fixed Income Clearing Corporation(d) 5.04%, dated 6/30/23, due 7/3/23, maturity value $630,264,600	630,000,000	630,000,000
Fixed Income Clearing Corporation(d) 2.45%, dated 6/30/23, due 7/3/23, maturity value $273,481,824	273,426,000	273,426,000

	Par Value/ Shares	Value
Nomura Holdings Inc.(d) 5.04%, dated 6/30/23, due 7/3/23, maturity value $150,063,000	$150,000,000	$150,000,000
Royal Bank of Canada(d) 5.05%, dated 6/30/23, due 7/3/23, maturity value $150,063,125	150,000,000	150,000,000
Standard Chartered(d) 5.05%, dated 6/30/23, due 7/3/23, maturity value $150,063,125	150,000,000	150,000,000
		1,478,426,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	180,016,522	180,016,522
Total Short-Term Investments (Cost $1,658,442,522)		$1,658,442,522
Total Investments In Securities (Cost $38,522,052,640)	99.6%	$45,289,065,275
Other Assets Less Liabilities	0.4%	170,514,163
Net Assets	100.0%	$45,459,579,438
(a)	Non-income producing
(b)	Valued using significant unobservable inputs.
(c)	See below regarding holdings of 5% voting securities
(d)
Repurchase agreements are collateralized by:

Barclays: U.S. Treasury Note 3.50%, 1/31/28. Total collateral value is $127,553,666.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.125%-4.25%, 10/15/25-
2/15/41. U.S. Treasury Inflation Indexed Notes 0.125%, 10/15/25. Total collateral value is $921,494,643.

Nomura: U.S. Treasury Notes 0.375%-3.625%, 4/15/24-8/15/30. Total collateral value is $153,064,263.

Royal Bank of Canada: U.S. Treasury Notes 1.25%-2.25%, 8/15/27-11/15/31. Total
collateral value is $153,064,407.

Standard Chartered: U.S. Treasury Notes 0.25%-3.75%, 8/31/25-5/31/30.
U.S. Treasury Inflation Indexed Notes 0.125%-0.75%, 7/15/28-7/15/31. Total
collateral value is $153,064,451.

The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
PAGE 7 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	20,928	9/15/23	$1,010,978,087	$12,944,303
Yen Denominated Nikkei 225 Index— Long Position	5,829	9/7/23	675,326,986	21,959,772
				$34,904,075
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Bank of America	7/5/23	USD	49,283,457	CNH	357,783,110	$68,470
Bank of America	7/5/23	CNH	291,036,299	USD	40,094,272	(60,667)
Bank of America	7/5/23	CNH	291,079,960	USD	40,098,795	(59,185)
Bank of America	7/5/23	CNH	291,079,960	USD	40,087,115	(47,505)
HSBC	7/5/23	USD	49,308,587	CNH	357,783,109	93,601
UBS	7/5/23	USD	21,712,420	CNH	157,630,000	29,568
Bank of America	7/12/23	CNH	168,850,000	USD	23,804,153	(565,463)
Bank of America	7/12/23	CNH	168,850,000	USD	23,833,721	(595,031)
Bank of America	7/12/23	CNH	357,783,110	USD	49,311,646	(70,243)
Goldman Sachs	7/12/23	USD	78,790,112	CNH	526,633,110	6,310,019
HSBC	7/12/23	USD	78,731,217	CNH	526,633,109	6,251,124
HSBC	7/12/23	CNH	357,783,109	USD	49,337,145	(95,742)
Goldman Sachs	7/19/23	USD	45,037,066	CNH	302,550,000	3,374,890
HSBC	7/19/23	USD	75,909,801	CNH	510,000,000	5,681,047
JPMorgan	7/19/23	USD	45,099,523	CNH	302,550,151	3,437,327
UBS	7/19/23	CNH	157,630,000	USD	21,736,972	(30,779)
HSBC	8/9/23	USD	94,181,666	CNH	630,000,000	7,286,953
HSBC	8/9/23	USD	94,247,887	CNH	630,000,000	7,353,174
Bank of America	8/16/23	USD	96,595,798	CNH	648,389,632	7,112,949
JPMorgan	8/16/23	USD	96,575,655	CNH	648,389,633	7,092,807
JPMorgan	8/16/23	USD	95,203,711	CNH	638,712,175	7,056,427
Bank of America	9/13/23	USD	73,769,324	CNH	517,750,000	2,149,831
Goldman Sachs	9/13/23	USD	73,816,689	CNH	517,750,259	2,197,161
HSBC	9/13/23	USD	73,748,235	CNH	517,749,482	2,128,814
JPMorgan	9/13/23	USD	73,848,276	CNH	517,750,259	2,228,747
Bank of America	10/18/23	USD	52,941,353	CNH	361,642,380	2,767,895
Goldman Sachs	10/18/23	USD	53,686,122	CNH	367,121,810	2,752,461
Goldman Sachs	10/18/23	USD	42,257,877	CNH	285,392,798	2,663,117
HSBC	10/18/23	USD	53,713,614	CNH	367,121,810	2,779,953
HSBC	10/18/23	USD	42,258,050	CNH	285,461,580	2,653,747
HSBC	10/18/23	USD	42,249,182	CNH	285,393,227	2,654,362
HSBC	10/18/23	USD	42,247,910	CNH	285,393,084	2,653,110
JPMorgan	10/18/23	USD	42,280,457	CNH	285,393,084	2,685,657
JPMorgan	10/18/23	USD	42,267,328	CNH	285,393,227	2,672,508
Bank of America	11/8/23	USD	36,161,826	CNH	249,382,584	1,499,199
Bank of America	11/8/23	USD	36,700,568	CNH	253,161,108	1,512,750
Bank of America	11/8/23	USD	36,585,634	CNH	251,901,600	1,572,879
HSBC	11/8/23	USD	40,901,244	CNH	285,441,600	1,226,637
HSBC	11/8/23	USD	41,095,739	CNH	286,868,808	1,222,760
JPMorgan	11/8/23	USD	40,870,790	CNH	285,441,600	1,196,184
JPMorgan	11/8/23	USD	40,478,311	CNH	282,587,184	1,200,451
Standard Chartered	11/8/23	USD	36,559,987	CNH	251,901,600	1,547,232
Standard Chartered	11/8/23	USD	36,737,348	CNH	253,161,108	1,549,530
Standard Chartered	11/8/23	USD	41,091,089	CNH	286,868,808	1,218,110
Goldman Sachs	12/6/23	USD	78,384,949	CNH	533,801,500	4,006,865
HSBC	12/6/23	USD	45,528,442	CNH	302,550,152	3,372,134
HSBC	12/6/23	USD	45,479,098	CNH	302,549,697	3,322,853
JPMorgan	12/6/23	USD	78,448,306	CNH	533,801,500	4,070,223
JPMorgan	12/6/23	USD	115,561,592	CNH	786,939,771	5,912,084
Bank of America	1/10/24	USD	52,146,568	CNH	349,736,600	3,264,918
HSBC	1/10/24	USD	52,279,310	CNH	349,670,163	3,406,946
HSBC	1/10/24	USD	52,179,179	CNH	349,652,680	3,309,259
JPMorgan	1/10/24	USD	52,179,958	CNH	349,652,680	3,310,038
JPMorgan	1/10/24	USD	52,177,076	CNH	349,617,714	3,312,043
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Currency Forward Contracts  (continued)
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	1/10/24	USD	52,255,871	CNH	349,670,163	$3,383,507
Bank of America	2/7/24	USD	50,628,815	CNH	336,403,163	3,494,999
Goldman Sachs	2/7/24	USD	50,628,891	CNH	336,403,669	3,495,004
HSBC	2/7/24	USD	50,631,152	CNH	336,403,500	3,497,288
JPMorgan	2/7/24	USD	50,628,891	CNH	336,403,668	3,495,004
HSBC	6/5/24	USD	42,843,678	CNH	300,000,000	401,396
HSBC	6/5/24	USD	42,862,041	CNH	300,000,000	419,760
Unrealized gain on currency forward contracts						163,355,772
Unrealized loss on currency forward contracts						(1,524,615)
Net unrealized gain on currency forward contracts						$161,831,157
The listed counterparty may be the parent company or one of its subsidiaries.
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2023. Further detail on these holdings and related activity during the period appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 5.9%
Communication Services 0.0%
Television Broadcasts, Ltd.	$18,165,258	$—	$(42,023,320)	$(172,410,005)	$196,268,067	$—(a)	$—
Energy 1.3%
Ovintiv, Inc.	583,161,146	152,019,590	—	—	(144,672,245)	590,508,491	7,736,768
Industrials 0.8%
Smiths Group PLC	349,933,367	—	—	—	29,029,510	378,962,877	2,911,686
Information Technology 0.0%
Micro Focus International PLC(b)	120,717,182	—	(124,323,731)	(428,669,083)	432,275,632	—(a)	—
Materials 3.5%
Akzo Nobel NV	767,640,347	—	—	—	170,361,774	938,002,121	16,531,249
Mitsubishi Chemical Group Corp.	560,690,371	—	—	—	88,508,174	649,198,545	11,045,694
						1,587,200,666
Real Estate 0.3%
Hang Lung Group, Ltd.	176,597,231	—	(4,973,063)	(9,322,087)	(20,649,758)	141,652,323	7,736,614
				$(610,401,175)	$751,121,154	$2,698,324,357	$45,962,011
(a)	Company was not an affiliate at period end
(b)	Non-income producing
PAGE 9 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $35,830,571,339)	$42,590,740,918
Affiliated issuers (cost $2,691,481,301)	2,698,324,357
45,289,065,275
Unrealized appreciation on currency forward contracts	163,355,772
Cash	100
Cash denominated in foreign currency (cost $111,784,035)	111,894,314
Deposits with broker for futures contracts	103,135,431
Receivable for variation margin for futures contracts	7,850,598
Receivable for investments sold	103,973,023
Receivable for Fund shares sold	29,894,215
Dividends and interest receivable	50,000,223
Expense reimbursement receivable	216,686
Prepaid expenses and other assets	128,864
45,859,514,501
Liabilities:
Unrealized depreciation on currency forward contracts	1,524,615
Cash received as collateral for currency forward contracts	157,910,000
Payable for investments purchased	22,706,157
Payable for Fund shares redeemed	53,330,516
Deferred foreign capital gains tax	135,291,258
Management fees payable	21,865,196
Accrued expenses	7,307,321
399,935,063
Net Assets	$45,459,579,438
Net Assets Consist of:
Paid in capital	$41,236,785,954
Distributable earnings	4,222,793,484
$45,459,579,438
Class I
Total net assets	$39,593,563,042
Shares outstanding (par value $0.01 each, unlimited shares authorized)	829,489,212
Net asset value per share	$47.73
Class X
Total net assets	$5,866,016,396
Shares outstanding (par value $0.01 each, unlimited shares authorized)	122,832,247
Net asset value per share	$47.76
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends (net of foreign taxes of $65,767,756)
Unaffiliated issuers	$884,845,283
Affiliated issuers	45,962,011
Interest	27,491,807
958,299,101
Expenses:
Investment advisory fees	109,417,509
Administrative services fees
Class I	19,416,565
Class X	1,233,468
Custody and fund accounting fees	1,810,300
Professional services	217,912
Shareholder reports	622,123
Registration fees	187,428
Trustees fees	207,143
Miscellaneous	478,338
Total expenses	133,590,786
Expenses reimbursed by investment manager	(1,137,258)
Net expenses	132,453,528
Net Investment Income	825,845,573
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $5,640,135)	(323,448,235)
Investments in securities of affiliated issuers	(610,401,175)
Futures contracts	160,028,360
Currency forward contracts	65,561,470
Foreign currency transactions	(9,121,839)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $5,521,474)	3,380,689,044
Investments in securities of affiliated issuers	751,121,154
Futures contracts	62,685,789
Currency forward contracts	114,850,709
Foreign currency translation	6,326,492
Net realized and unrealized gain	3,598,291,769
Net Change in Net Assets From Operations	$4,424,137,342
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ◾  PAGE 10

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$825,845,573	$1,115,944,410
Net realized gain (loss)	(717,381,419)	601,796,054
Net change in unrealized appreciation/depreciation	4,315,673,188	(4,805,131,949)
	4,424,137,342	(3,087,391,485)
Distributions to Shareholders:
Class I	—	(823,619,232)
Class X	—	(83,123,172)
Total distributions	—	(906,742,404)
Fund Share Transactions:
Class I
Proceeds from sales of shares	2,867,905,105	8,394,804,116
Reinvestment of distributions	—	732,771,456
Cost of shares redeemed	(4,733,158,351)	(11,594,991,532)
Class X
Proceeds from sales of shares	2,014,234,597	3,716,952,273
Reinvestment of distributions	—	76,122,946
Cost of shares redeemed	(390,524,605)	(139,473,851)
Net change from Fund share transactions	(241,543,254)	1,186,185,408
Total change in net assets	4,182,594,088	(2,807,948,481)
Net Assets:
Beginning of period	41,276,985,352	44,084,933,833
End of period	$45,459,579,438	$41,276,985,352
Share Information:
Class I
Shares sold	62,230,123	188,773,812
Distributions reinvested	—	17,221,421
Shares redeemed	(102,839,781)	(268,147,422)
Net change in shares outstanding	(40,609,658)	(62,152,189)
Class X
Shares sold	43,858,677	88,959,669
Distributions reinvested	—	1,789,023
Shares redeemed	(8,458,512)	(3,316,610)
Net change in shares outstanding	35,400,165	87,432,082
PAGE 11 ◾  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the
Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
Dodge & Cox International Stock Fund ◾ PAGE 12

Notes to Consolidated Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
PAGE 13 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$1,436,748,614	$—	$—
Consumer Discretionary	4,995,069,686	—	—
Consumer Staples	2,788,887,658	—	368
Energy	3,425,577,894	—	—
Financials	11,176,904,827	—	—
Health Care	6,958,993,364	—	—
Industrials	3,099,740,887	—	—
Information Technology	2,022,160,243	—	—
Materials	4,854,321,402	—	—
Real Estate	799,599,371	—	—
Utilities	273,431,302	—	—
Preferred Stocks
Financials	1,044,650,462	—	—
Information Technology	754,536,675	—	—
Short-Term Investments
Repurchase Agreements	—	1,478,426,000	—
Money Market Fund	180,016,522	—	—
Total Securities	$43,810,638,907	$1,478,426,000	$368
Other Investments
Futures Contracts
Appreciation	$34,904,075	$—	$—
Currency Forward Contracts
Appreciation	—	163,355,772	—
Depreciation	—	(1,524,615)	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and
Dodge & Cox International Stock Fund ◾ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$163,355,772	$163,355,772
Futures contracts(a)	34,904,075	—	34,904,075
	$34,904,075	$163,355,772	$198,259,847
Liabilities
Unrealized depreciation on currency forward contracts	$—	$1,524,615	$1,524,615
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$160,028,360	$—	160,028,360
Currency forward contracts	—	65,561,470	65,561,470
	$160,028,360	$65,561,470	$225,589,830
Net change in unrealized appreciation/depreciation
Futures contracts	$62,685,789	$—	62,685,789
Currency forward contracts	—	114,850,709	114,850,709
	$62,685,789	$114,850,709	$177,536,498
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-4%
Currency forward contracts	USD total value	5-8%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$23,443,890	$(1,398,094)	$(21,410,000)	$635,796
Goldman Sachs	24,799,517	—	(24,280,000)	519,517
HSBC	59,714,918	(95,742)	(58,300,000)	1,319,176
JPMorgan	51,053,007	—	(49,980,000)	1,073,007
Standard Chartered	4,314,872	—	(3,940,000)	374,872
UBS	29,568	(30,779)	—	(1,211)
	$163,355,772	$(1,524,615)	$(157,910,000)	$3,921,157
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.52% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $1,137,258.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
PAGE 15 ◾ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes.
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$—	$823,619,232
Long-term capital gain	$—	$—
Class X
Ordinary income	$—	$83,123,172
Long-term capital gain	$—	$—
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$12,777,325
Capital loss carryforward[1]	(2,181,956,894)
Net unrealized appreciation	1,967,835,711
Total distributable earnings	$(201,343,858)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At June 30, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$39,246,027,103
Unrealized appreciation	9,448,452,445
Unrealized depreciation	(3,208,679,041)
Net unrealized appreciation	6,239,773,404
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the
Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $125,971 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities, aggregated $2,514,262,105 and $2,786,287,068, respectively.
Note 8: Subsequent Events
In July 2023, the Fund received a tender offer to purchase shares of Magnit PJSC, an illiquid Fund holding in Russia, in exchange for cash. The Fund tendered its shares for a price equivalent to 0.2% of Fund net assets. Fund management has determined that no other material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox International Stock Fund ◾ PAGE 16

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$43.11	$47.29	$43.70	$43.60	$36.91	$46.32
Income from investment operations:
Net investment income	0.87	1.16	1.04 (a)	0.95 (b)	1.25	1.01
Net realized and unrealized gain (loss)	3.75	(4.38)	3.73	(0.04)	7.15	(9.34)
Total from investment operations	4.62	(3.22)	4.77	0.91	8.40	(8.33)
Distributions to shareholders from:
Net investment income	—	(0.96)	(1.18)	(0.81)	(1.71)	(1.08)
Net realized gain	—	—	—	—	—	—
Total distributions	—	(0.96)	(1.18)	(0.81)	(1.71)	(1.08)
Net asset value, end of period	$47.73	$43.11	$47.29	$43.70	$43.60	$36.91
Total return	10.72%	(6.78)%	11.02%	2.10%(b)	22.78%	(17.98)%
Ratios/supplemental data:
Net assets, end of period (millions)	$39,594	$37,508	$44,085	$40,789	$50,228	$48,108
Ratio of expenses to average net assets	0.62%(c)	0.62%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	3.74%(c)	2.68%	2.15%(a)	2.39%(b)	2.85%	2.17%
Portfolio turnover rate	6%	12%	18%	20%	15%	17%
Class X(d)
Net asset value, beginning of period	$43.11	$44.59
Income from investment operations:
Net investment income	0.95	0.23
Net realized and unrealized gain (loss)	3.70	(0.72)
Total from investment operations	4.65	(0.49)
Distributions to shareholders from:
Net investment income	—	(0.99)
Net realized gain	—	—
Total distributions	—	(0.99)
Net asset value, end of period	$47.76	$43.11
Total return	10.78%	(1.07)%
Ratios/supplemental data:
Net assets, end of period (millions)	$5,866	$3,769
Ratio of expenses to average net assets	0.52%(c)	0.52%(c)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.57%(c)	0.57%(c)
Ratio of net investment income to average net assets	4.04%(c)	1.66%(c)
Portfolio turnover rate	6%	12%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.13 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.

(c)	Annualized
(d)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ◾ Dodge & Cox International Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
Dodge & Cox International Stock Fund ◾ PAGE 18

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
PAGE 19 ◾ Dodge & Cox International Stock Fund

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox International Stock Fund ◾ PAGE 20

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

Emerging Markets Stock Fund (dodex)
ESTABLISHED 2021

06/23 EM SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Emerging Markets Stock Fund had a total return of 7.55% for the six-month period ended June 30, 2023, compared to a return of 4.89% for the MSCI Emerging Markets Index.1
Market Commentary
Many of investors’ worst fears of 2022 dissipated during the first half of 2023 as equity valuations rose across most global regions and economic sectors. The MSCI Emerging Markets returned almost 5% during the first half of 2023 with particularly strong contributions from companies based in Korea and Taiwan, which benefited from renewed enthusiasm around hardware spending. Latin America was another bright spot in early 2023 as corporations and investors became more comfortable with recently elected leftist governments, resulting in currency appreciation and some recovery in equity markets.
We also saw challenges in some regions. Economic data in China was disappointing, and economic and institutional challenges also hurt the returns of South Africa and Turkey, where currency devaluation had a negative impact. While the Russia-Ukraine conflict continues to cause enormous local harm and elevates the risk of geopolitical catastrophe, the economic impact of the conflict was less prominent in the first half of 2023. For example, crude oil prices spiked to more than $120 per barrel in the early months of conflict, but have since returned to $71 per barrel, near their 5-year average level.
At a time when global growth prospects are slowing and equity valuations are relatively high, we believe emerging market stocks present a compelling long-term investment opportunity at a reasonable price. The MSCI Emerging Markets trades at 12.1 times forward earnings2, compared to 20.1 times for the S&P 500 Index.3 Looking ahead, the diverse risks and valuation dispersion within emerging markets create a fertile environment for building an attractive portfolio of investments.
Investment Strategy
At Dodge & Cox, we focus on our long-term investment horizon and price-disciplined approach in selecting stocks. This valuation focus can be observed in the Fund’s current holdings, which trade at 9.7 times forward earnings, a discount to the MSCI Emerging Markets at 12.1 times.
The Fund considers a broader investment universe than the MSCI Emerging Markets. Occasionally, emerging market companies choose a legal domicile or headquarters within a developed market country even though most or all of their business operations are within emerging markets. This is the case for Prosus, one of the largest positions in the Fund.4 The company holds a variety of internet businesses, derives significant revenue from China, and is headquartered in the Netherlands.
Our investment strategy also enables us to take a large number of small positions in companies and markets that are sometimes overlooked. For example, Vietnam’s economy is developing quickly and transforming dramatically, but its equity market is not yet included within the MSCI Emerging Markets. This has not stopped us from researching companies, such as Techcombank (Vietnam
Technological & Commercial Joint Stock Bank), where we built a 0.4% position. Techcombank is a leading financial institution that has partnered with the emerging ecosystem of young Vietnamese companies. Growth-driven bubbles in credit and real estate markets may bring short-term volatility, but if navigated prudently, allow for compounded returns that could result in a profitable long-term outcome for investors. The Fund aggregates a large number of small positions in companies, like Techcombank, that diversify risk and include many of the best long-term ideas of our investment team.
Latin America
Our research team is finding compelling opportunities in Latin America. Following a series of elections where left-wing governments were elected in Mexico, Brazil, and Colombia, there was substantial concern that new policies could be harmful to economic growth. While these fears were certainly justified, our Macroeconomic and Global Industry Analysts concluded market expectations were too pessimistic and ignored some of the positive economic developments within these economies. Mexico, for example, has seen enormous growth in “near-shoring” as U.S. companies have reduced risk by shifting their supply chains from China to Mexico.
During the first half of 2023, some of the Fund’s strongest returns have come from its Latin American holdings. The Mexican cement producer, Cemex, had a return of 74.8%; the Brazilian brokerage platform, XP, returned 52.9%; the Brazilian oil company, Petrobras, returned 51.0%; and the Mexican beverage company, FEMSA, returned 43.4%. While this level of performance is highly unusual, we continue to find attractive opportunities at reasonable valuations within Latin American markets.
Technology Hardware
Our decision to allocate less of the portfolio to hardware companies detracted from the Fund’s relative results versus the MSCI Emerging Markets. These are some of the largest businesses in emerging markets, including Taiwan Semiconductor Manufacturing Co. (TSMC) and Samsung Electronics, which produce an enormous portion of the world’s semiconductors. The Fund owns positions in both companies, as well as a variety of other emerging market semiconductor companies. However, going into 2023, we concluded the semiconductor cycle would weigh on the profitability of these companies and their equity valuations were not trading at substantial discounts. As a result, the Fund’s position sizes in these companies were modest relative to their allocation in the benchmark. These stocks had strong performance during the first half of 2023, as the 21% return from the Information Technology sector was the highest among all emerging market sectors, and our relatively smaller exposure in this sector detracted from return relative to the benchmark. Going forward, we continue to hold positions in emerging market hardware companies that are smaller than those in the benchmark, but we believe it is prudent over the long-term to allocate more of our capital to other investment opportunities.
China and Internet Platforms for Consumers
China plays such a prominent role in geopolitical discussions that many investors conflate the investment prospects of individual
PAGE 1 ◾ Dodge & Cox Emerging Markets Stock Fund

Chinese companies with the prospects of the Chinese economy. They are closely related, and China’s national policy and planning decisions have a major impact. At the same time, there is enormous breadth and diversity in the Chinese market, and we expect to find attractive opportunities even within a challenging environment.
A primary example is the digital economy where Chinese companies and consumers are at the forefront of the global digital transformation. We believe careful research and stock selection are especially critical for managing risk and growth. Three of the Fund’s largest portfolio holdings are involved in e-commerce: Alibaba, Baidu, and JD.com. Their profitable platforms are widely seen as global innovators yet are reasonably priced. We also see strong potential in three digital entertainment companies: NetEase, 37 Interactive, and IGG. On the other hand, there are many large Chinese consumer companies where we had less confidence in the business model or could not justify market valuations. During the first half of 2023, our stock selection within China was a positive contributor to portfolio returns. While the MSCI China Index5 declined approximately 5.5% of the first half of the year, many of the Fund’s strongest performing investments (and a few of its weakest) were in Chinese companies.
Currency Risk Management
Emerging market economies typically have higher rates of inflation and higher probability of financial crisis than developed economies. As a result, emerging market investors face currency risks that can result in a gradual erosion of the dollar value of their investments, sudden devaluation, or currency controls that make it impossible to return capital in the form of U.S. dollars. We consider these risks in our portfolio construction, and we occasionally hedge currency exposure as a risk management tool.
Our portfolio currently hedges the Taiwan dollar and the Chinese renminbi. In both cases, we do not anticipate massive devaluation. Instead, we see a modest probability that economic challenges could lead to currency weakness and concluded the portfolio return profile is more attractive with the hedges in place. During the first half of 2023, both currencies declined, and our hedges added approximately 0.8% to the Fund’s return.
New Holdings
During the first half of 2023, we added 12 new holdings to the portfolio. Each of these positions was relatively small as of June 30:
◾ Bank Negara Indonesia: government-sponsored bank in Indonesia;
◾ Coca-Cola HBC*: bottling company for Coca-Cola products sold in Eastern Europe and various other markets;
◾ Commercial Bank: leading bank in Qatar;
◾ Gedeon Richter: pharmaceutical company based in Hungary;
◾ Hankook Tire: global tire manufacturer based in Korea;
◾ Indorama Ventures: Thai company that is one of the world’s largest producers of polyester;
◾ Sahara International Petrochemical (Sipchem): Saudi Arabian petrochemical company;
◾ Shandong Sinocera*: Chinese producer of ceramic materials used in technology;
◾ Shanghai Baosight Software: Chinese developer of automation and information computer software;
◾ Suzano: Brazilian producer of paper and wood pulp materials;
◾ Thai Union*: global seafood producer based in Thailand; and
◾ Tofflon Science and Technology*: Chinese manufacturer of pharmaceutical equipment.
*Not held in the MSCI Emerging Markets Index.
In Closing
We believe the world’s emerging market economies will continue to be the primary driver of global growth, and they are increasingly centers of innovation. Our investment team shares a high degree of enthusiasm regarding the breadth and variety of opportunities we see.
At the same time, it is no secret that these economies also face elevated risks. The structural challenges that delayed their economic development in the past are often still present. We expect that most of the holdings in the portfolio will experience short-term challenges, and some may result in permanent loss of capital. As in other markets, we believe careful research and patience are keys to long-term success.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets
Index captures large- and mid-cap representation across emerging market countries.

2
Unless otherwise specified, all weightings and characteristics are as of June 30,
2023. Price-to-earnings (forward) ratios are calculated using 12-month forward earnings estimates from third-party sources as of the reporting period. Estimates reflect a consensus of sell-side analyst estimates, which may lag as market conditions change.

3	The S&P 500 Index is a market capitalization-weighted index of 500 large- capitalization stocks commonly used to represent the U.S. equity market.
4	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
5	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs).
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 2

Year-to-Date Performance Review (unaudited)
The Fund outperformed the MSCI Emerging Markets Index by 2.66 percentage points year to date.
Key contributors to relative results included the Fund’s:
◾ Latin American Financials holdings, particularly XP and Itau Unibanco;
◾ Communication Services holdings, notably NetEase, Baidu, and 37 Interactive;
◾ Materials holdings, including Cemex and Teck Resources; and
◾ Position in Sinopharm Group.
Key detractors from relative results included the Fund’s:
◾ Underweight position in the Information Technology sector and certain holdings, including Weimob;
◾ Overweight position in the Consumer Discretionary sector and certain holdings, notably JD.com, Alibaba, and China Tourism;
◾ Energy holdings, particularly National Energy Services; and
◾ Positions in Glencore, Greentown Service, and Anheuser-
Busch InBev.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a five-member committee with an average tenure of 17 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Emerging Markets Stock Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on May 11, 2021

$30,000
20,000
10,000
5,000
Dodge & Cox Emerging Markets Stock Fund $8,252
MSCI Emerging Markets Index $7,896
5/11/21
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	Since Inception (5/11/21)
Dodge & Cox Emerging Markets Stock Fund	8.19%	-8.60%
MSCI Emerging Markets Index	1.75	-10.47
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Emerging Markets Stock Fund	0.70%(a)	1.24%
(a)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.70% until April 30, 2026. This agreement cannot be terminated prior to April 30,
2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least
30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index captures large- and mid-cap representation across emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra. For more information about this index, visit:
www.dodgeandcox.com/emergingmarketsstockfund
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification(a)	% of Net Assets
Financials	22.8
Consumer Discretionary	19.2
Information Technology	13.5
Materials	8.1
Communication Services	7.1
Consumer Staples	6.1
Industrials	4.9
Health Care	4.7
Energy	4.5
Utilities	2.5
Real Estate	2.4
Net Cash & Other(b)	4.2
Ten Largest Countries(a)	% of Net Assets
China	28.1
Taiwan	9.5
India	9.2
South Korea	9.1
Brazil	7.6
Mexico	4.2
United States	2.1
Canada	2.0
Hong Kong	2.0
Australia	2.0
(a)	Excludes derivatives.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,075.50	$3.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.32	3.51
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Emerging Markets Stock Fund

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks: 88.3%
	Shares	Value
Communication Services: 7.1%
Media & Entertainment: 6.2%
37 Interactive Entertainment Network Technology Group Co., Ltd., Class A (China)	24,000	$115,150
AfreecaTV Co., Ltd. (South Korea)	11,160	619,976
Astro Malaysia Holdings BHD (Malaysia)	1,474,314	189,521
Baidu, Inc. ADR(a) (China)	32,344	4,428,217
Grupo Televisa SAB (Mexico)	1,661,814	1,704,823
IGG, Inc.(a) (Singapore)	786,600	389,485
JOYY, Inc. ADR (China)	17,008	522,316
Megacable Holdings SAB de CV (Mexico)	172,842	400,474
MultiChoice Group, Ltd. (South Africa)	61,529	312,169
NetEase, Inc. ADR (China)	40,547	3,920,489
Sun TV Network, Ltd. (India)	88,215	470,290
XD, Inc.(a)(b) (China)	141,800	356,491
		13,429,401
Telecommunication Services: 0.9%
America Movil SAB de CV (Mexico)	678,300	736,275
China Tower Corp., Ltd., Class H(b)(c) (China)	3,444,800	382,462
Millicom International Cellular SA SDR(a) (Guatemala)	37,379	571,324
Sitios Latinoamerica SAB de CV(a) (Brazil)	498,449	199,473
		1,889,534
		15,318,935
Consumer Discretionary: 18.8%
Automobiles & Components: 1.5%
Fuyao Glass Industry Group Co., Ltd., Class H(b)(c) (China)	159,929	661,268
Hankook Tire & Technology Co., Ltd. (South Korea)	21,000	548,249
Hyundai Mobis Co., Ltd. (South Korea)	5,586	985,653
Kia Corp. (South Korea)	14,935	1,003,110
		3,198,280
Consumer Discretionary Distribution & Retail: 11.8%
Alibaba Group Holding, Ltd. ADR(a) (China)	107,441	8,955,207
China Tourism Group Duty Free Corp., Ltd., Class A (China)	37,450	569,390
China Yongda Automobiles Services Holdings, Ltd. (China)	704,700	354,328
Cuckoo Homesys Co., Ltd. (South Korea)	17,158	306,009
Detsky Mir PJSC(a)(b)(c)(d) (Russia)	148,750	17
JD.com, Inc., Class A (China)	231,571	3,912,711
Motus Holdings, Ltd. (South Africa)	60,617	322,647
Prosus NV, Class N (China)	119,590	8,757,630
PTG Energy PCL NVDR (Thailand)	950,586	327,095
Vibra Energia SA (Brazil)	161,929	610,421
Vipshop Holdings, Ltd. ADR(a) (China)	39,547	652,525
Zhongsheng Group Holdings, Ltd. (China)	151,300	578,284
		25,346,264
Consumer Durables & Apparel: 2.1%
Feng Tay Enterprise Co., Ltd. (Taiwan)	150,286	948,199
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	160,014	803,613

	Shares	Value
Haier Smart Home Co., Ltd., Class H (China)	268,200	$843,687
Man Wah Holdings, Ltd. (Hong Kong)	610,000	407,134
Midea Group Co., Ltd., Class A (China)	80,371	651,388
Pou Chen Corp. (Taiwan)	917,143	927,612
		4,581,633
Consumer Services: 3.4%
Afya, Ltd., Class A(a) (Brazil)	24,876	349,259
H World Group, Ltd.(a) (China)	156,240	603,147
Haidilao International Holding, Ltd.(b)(c) (China)	153,400	337,495
HumanSoft Holding Co. KSCC (Kuwait)	68,998	833,785
Las Vegas Sands Corp.(a) (United States)	26,100	1,513,800
Leejam Sports Co. JSC (Saudi Arabia)	20,026	691,133
Sands China, Ltd.(a) (Macau)	357,043	1,216,571
Ser Educacional SA(b)(c) (Brazil)	257,700	269,099
Trip.com Group, Ltd. ADR (China)	21,600	756,000
Yum China Holdings, Inc. (China)	11,670	659,355
		7,229,644
		40,355,821
Consumer Staples: 5.8%
Consumer Staples Distribution & Retail: 0.6%
Atacadao SA (Brazil)	50,000	116,954
BIM Birlesik Magazalar AS (Turkey)	53,734	352,766
Grupo Comercial Chedraui SAB de CV (Mexico)	42,400	241,613
Magnit PJSC(d) (Russia)	52,229	6
Wal-Mart de Mexico SAB de CV (Mexico)	63,757	252,875
X5 Retail Group NV GDR(b)(d) (Russia)	35,486	4
Yonghui Superstores Co., Ltd., Class A(a) (China)	752,200	323,858
		1,288,076
Food, Beverage & Tobacco: 5.0%
Anadolu Efes Biracilik Ve Malt (Turkey)	101,345	260,582
Angel Yeast Co., Ltd., Class A (China)	101,400	505,061
Anheuser-Busch InBev SA/NV (Belgium)	64,063	3,623,206
Arca Continental SAB de CV (Mexico)	52,371	537,509
Century Pacific Food, Inc. (Philippines)	1,000,743	464,117
China Feihe, Ltd.(b)(c) (China)	397,557	221,203
Coca-Cola HBC AG (Italy)	28,000	833,882
Eastern Co. SAE (Egypt)	160,910	111,127
Fomento Economico Mexicano SAB de CV (Mexico)	36,343	402,157
GFPT PCL NVDR (Thailand)	1,172,529	423,308
JBS SA (Brazil)	38,500	140,389
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	640,914	484,308
Sanquan Food Co., Ltd., Class A (China)	165,905	355,553
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	10,788	915,511
Thai Union Group PCL NVDR (Thailand)	1,060,900	385,999
Tingyi (Cayman Islands) Holding Corp. (China)	194,000	301,547
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 6

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Vietnam Dairy Products JSC (Vietnam)	124,700	$375,395
WH Group, Ltd.(b)(c) (Hong Kong)	723,027	382,920
		10,723,774
Household & Personal Products: 0.2%
Grape King Bio, Ltd. (Taiwan)	101,714	548,667
		12,560,517
Energy: 4.5%
Bharat Petroleum Corp., Ltd. (India)	41,933	186,571
China Suntien Green Energy Corp., Ltd., Class H (China)	1,350,000	484,112
Ecopetrol SA (Colombia)	1,171,199	600,790
Geopark, Ltd. (Colombia)	70,628	699,923
Hindustan Petroleum Corp., Ltd. (India)	145,627	485,505
INPEX Corp. (Japan)	59,000	653,398
Lukoil PJSC(d) (Russia)	7,143	1
MOL Hungarian Oil & Gas PLC, Class A (Hungary)	20,067	175,635
Motor Oil (Hellas) Corinth Refineries SA (Greece)	24,035	608,466
National Energy Services Reunited Corp.(a) (United States)	683,843	2,017,337
Novatek PJSC(d) (Russia)	30,294	3
Petroleo Brasileiro SA (Brazil)	287,543	1,987,735
PTT Exploration & Production PCL NVDR (Thailand)	186,600	789,451
Saudi Arabian Oil Co.(b)(c) (Saudi Arabia)	109,740	944,216
		9,633,143
Financials: 19.8%
Banks: 13.1%
Axis Bank, Ltd. (India)	517,956	6,225,984
Banca Transilvania SA (Romania)	35,263	160,973
Bangkok Bank PCL NVDR (Thailand)	121,000	544,338
Bank Polska Kasa Opieki SA (Poland)	13,621	371,182
BDO Unibank, Inc. (Philippines)	296,725	740,207
Brac Bank, Ltd. (Bangladesh)	1,075,251	355,833
China Merchants Bank Co., Ltd., Class H (China)	131,800	598,785
Commercial International Bank (Egypt) SAE (Egypt)	329,983	544,623
Credicorp, Ltd. (Peru)	24,243	3,579,236
Equity Group Holdings PLC (Kenya)	1,408,729	380,738
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	49,236	405,060
Hong Leong Financial Group BHD (Malaysia)	143,800	544,083
ICICI Bank, Ltd. (India)	520,956	5,931,194
IndusInd Bank, Ltd. (India)	36,393	610,644
Intercorp Financial Services, Inc. (Peru)	6,167	153,188
JB Financial Group Co., Ltd. (South Korea)	75,302	484,050
Kasikornbank PCL NVDR (Thailand)	150,043	548,035
KB Financial Group, Inc. (South Korea)	18,619	674,729
Military Commercial Joint Stock Bank (Vietnam)	991,066	848,825
OTP Bank Nyrt. (Hungary)	9,310	330,795
Ping An Bank Co., Ltd., Class A (China)	259,700	401,171
PT Bank Negara Indonesia (Persero) Tbk (Indonesia)	900,000	551,505

	Shares	Value
PT Bank Rakyat Indonesia (Persero) Tbk, Class B (Indonesia)	2,263,613	$822,801
Shinhan Financial Group Co., Ltd. (South Korea)	27,517	710,035
TCS Group Holding PLC GDR, Class A(a)(b)(d) (Russia)	2,173	0
The Commercial Bank PSQC (Qatar)	254,200	406,079
Tisco Financial Group PCL NVDR (Thailand)	176,900	483,974
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	615,900	844,790
		28,252,857
Financial Services: 3.1%
AEON Credit Service (M) BHD (Malaysia)	140,000	337,740
Banco BTG Pactual SA (Brazil)	54,338	356,905
Chailease Holding Co., Ltd. (Taiwan)	95,330	624,422
Cielo SA (Brazil)	416,129	398,904
FirstRand, Ltd. (South Africa)	150,000	545,925
Grupo de Inversiones Suramericana SA (Colombia)	16,609	143,326
Kaspi.kz JSC GDR(b) (Kazakhstan)	5,239	417,024
Noah Holdings, Ltd. ADR, Class A (China)	12,071	169,960
XP, Inc., Class A(a) (Brazil)	158,596	3,720,662
		6,714,868
Insurance: 3.6%
BB Seguridade Participacoes SA (Brazil)	54,300	348,943
China Pacific Insurance (Group) Co., Ltd., Class H (China)	156,200	403,656
DB Insurance Co., Ltd. (South Korea)	10,012	566,839
Korean Reinsurance Co. (South Korea)	83,712	445,354
Old Mutual, Ltd. (South Africa)	761,921	490,641
Ping An Insurance (Group) Co. of China Ltd., Class H (China)	155,157	987,057
Prudential PLC (Hong Kong)	224,340	3,158,246
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	4,053	707,464
Sanlam, Ltd. (South Africa)	164,357	509,543
		7,617,743
		42,585,468
Health Care: 4.7%
Health Care Equipment & Services: 2.8%
China Isotope & Radiation Corp. (China)	93,400	182,604
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	126,786	382,655
Hartalega Holdings BHD (Malaysia)	1,234,000	499,681
Kossan Rubber Industries BHD (Malaysia)	1,450,000	400,750
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	91,800	343,723
Shandong Weigao Group Medical Polymer Co., Ltd., Class H (China)	256,400	335,061
Sinocare, Inc., Class A (China)	100,357	373,278
Sinopharm Group Co., Ltd. (China)	834,814	2,610,125
PAGE 7 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Sonoscape Medical Corp., Class A (China)	79,600	$596,743
Tofflon Science & Technology Group Co., Ltd., Class A (China)	89,160	279,016
		6,003,636
Pharmaceuticals, Biotechnology & Life Sciences: 1.9%
Adcock Ingram Holdings, Ltd. (South Africa)	174,120	520,845
Aurobindo Pharma, Ltd. (India)	81,333	720,768
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (China)	261,700	478,915
Dr. Reddy's Laboratories, Ltd. (India)	9,152	574,977
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (China)	100,494	662,145
Richter Gedeon NYRT (Hungary)	12,900	318,164
Zhejiang NHU Co., Ltd., Class A (China)	397,943	842,983
		4,118,797
		10,122,433
Industrials: 4.8%
Capital Goods: 2.8%
BOC Aviation, Ltd.(b)(c) (China)	51,900	419,585
Chicony Power Technology Co., Ltd. (Taiwan)	200,000	583,088
Doosan Bobcat, Inc. (South Korea)	22,488	1,001,818
Ferreycorp SAA (Peru)	198,602	120,439
HEG, Ltd. (India)	31,177	619,464
KOC Holding AS (Turkey)	109,289	438,294
Larsen & Toubro, Ltd. (India)	18,154	547,699
PT Astra International Tbk (Indonesia)	1,424,800	649,187
SFA Engineering Corp. (South Korea)	21,700	592,874
United Integrated Services Co., Ltd. (Taiwan)	82,153	575,041
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (China)	707,600	484,917
		6,032,406
Transportation: 2.0%
Air Arabia PJSC (United Arab Emirates)	351,796	233,613
Aramex PJSC (United Arab Emirates)	700,121	536,319
Cebu Air, Inc.(a) (Philippines)	479,996	326,087
Copa Holdings SA, Class A (Panama)	6,536	722,751
Globaltrans Investment PLC GDR(a)(b)(d) (Russia)	62,160	7
Gulf Warehousing Co. (Qatar)	118,111	107,865
Hyundai Glovis Co., Ltd. (South Korea)	4,404	660,776
International Container Terminal Services, Inc. (Philippines)	158,000	583,346
Movida Participacoes SA (Brazil)	140,500	308,981
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	27,842	279,412
Westports Holdings BHD (Malaysia)	725,000	565,399
		4,324,556
		10,356,962
Information Technology: 10.1%
Semiconductors & Semiconductor Equipment: 7.6%
Alpha & Omega Semiconductor, Ltd.(a) (United States)	28,514	935,259
ASE Technology Holding Co., Ltd. (Taiwan)	255,000	904,735
ELAN Microelectronics Corp. (Taiwan)	258,000	840,823
Nanya Technology Corp. (Taiwan)	434,286	987,251

	Shares	Value
Novatek Microelectronics Corp. (Taiwan)	72,857	$997,721
Powertech Technology, Inc. (Taiwan)	295,714	996,965
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	571,143	10,562,968
		16,225,722
Software & Services: 1.5%
Asseco Poland SA (Poland)	29,653	585,264
Chinasoft International, Ltd. (China)	1,031,100	648,714
Hancom, Inc.(a) (South Korea)	54,411	551,274
Shanghai Baosight Software Co., Ltd., Class A (China)	129,588	905,715
Weimob, Inc.(a)(b)(c) (China)	1,140,000	552,833
		3,243,800
Technology, Hardware & Equipment: 1.0%
Lenovo Group, Ltd. (China)	863,271	900,067
Sterlite Technologies, Ltd. (India)	231,513	412,870
Yageo Corp. (Taiwan)	57,641	909,649
		2,222,586
		21,692,108
Materials: 7.9%
Alpek SAB de CV, Class A (Mexico)	131,148	130,328
Alrosa PJSC(a)(d) (Russia)	215,620	24
Anhui Conch Cement Co., Ltd., Class H (China)	87,700	232,792
Cemex SAB de CV ADR(a) (Mexico)	439,614	3,112,467
Glencore PLC (Australia)	753,708	4,254,792
Indorama Ventures PCL NVDR (Thailand)	323,000	312,022
KCC Corp. (South Korea)	2,695	401,699
LB Group Co., Ltd., Class A (China)	100,229	227,486
Loma Negra Cia Industrial Argentina SA ADR (Argentina)	17,386	118,225
Mondi PLC (Austria)	40,858	622,157
Nine Dragons Paper Holdings, Ltd. (Hong Kong)	316,600	195,148
Orbia Advance Corp. SAB de CV (Mexico)	94,385	202,092
PTT Global Chemical PCL NVDR (Thailand)	302,343	317,650
Sahara International Petrochemical Co. (Saudi Arabia)	31,400	308,589
Severstal PJSC(a)(d) (Russia)	16,182	2
Shandong Sinocera Functional Material Co., Ltd., Class A (China)	332,060	1,251,540
Suzano SA (Brazil)	10,700	98,817
Teck Resources, Ltd., Class B (Canada)	102,900	4,332,090
UPL, Ltd. (India)	58,003	485,949
Wanhua Chemical Group Co., Ltd., Class A (China)	22,000	265,823
		16,869,692
Real Estate: 2.4%
Equity Real Estate Investment Trusts (Reits): 0.2%
Macquarie Mexico Real Estate Management SA de CV REIT(b)(c) (Mexico)	109,800	194,557
Prologis Property Mexico SA de CV REIT (Mexico)	57,447	212,645
		407,202
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 8

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Real Estate Management & Development: 2.2%
China Resources Land, Ltd. (China)	74,129	$314,074
Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	71,334	231,543
Country Garden Services Holdings Co., Ltd. (China)	287,000	370,653
Emaar Development PJSC (United Arab Emirates)	579,074	924,256
Greentown Service Group Co., Ltd.(b) (China)	3,882,871	1,858,189
Hang Lung Group, Ltd. (Hong Kong)	125,129	189,705
KE Holdings, Inc. ADR, Class A(a) (China)	28,900	429,165
Megaworld Corp. (Philippines)	10,460,943	377,128
		4,694,713
		5,101,915
Utilities: 2.4%
China Gas Holdings, Ltd. (China)	316,357	362,139
China Water Affairs Group, Ltd. (China)	336,000	253,844
Enerjisa Enerji AS(b)(c) (Turkey)	303,255	410,780
Engie Brasil Energia SA (Brazil)	63,700	607,839
Engie Energia Chile SA(a) (Chile)	208,409	198,338
GAIL (India), Ltd. (India)	780,000	998,814
KunLun Energy Co., Ltd. (China)	472,900	371,754
Mahanagar Gas, Ltd.(b) (India)	55,296	707,746
NTPC, Ltd. (India)	320,887	739,279
Tenaga Nasional BHD (Malaysia)	297,943	577,693
		5,228,226
Total Common Stocks (Cost $218,107,635)		$189,825,220
Preferred Stocks: 7.5%
	Shares	Value
Consumer Discretionary: 0.4%
Automobiles & Components: 0.4%
Hyundai Motor Co., Pfd 2 (South Korea)	11,500	$957,424
Consumer Staples: 0.3%
Food, Beverage & Tobacco: 0.1%
Embotelladora Andina SA, Pfd, Class B (Chile)	63,500	166,402
Household & Personal Products: 0.2%
Amorepacific Corp., Pfd (South Korea)	9,560	228,543
LG H&H Co., Ltd., Pfd (South Korea)	1,999	284,455
		512,998
		679,400
Financials: 3.0%
Banks: 3.0%
Itau Unibanco Holding SA, Pfd (Brazil)	1,077,500	6,395,420
Industrials: 0.1%
Capital Goods: 0.1%
DL E&C Co., Ltd., Pfd (South Korea)	7,312	111,540
DL E&C Co., Ltd., Pfd 2 (South Korea)	6,733	124,170
		235,710

	Shares	Value
Information Technology: 3.4%
Technology, Hardware & Equipment: 3.4%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	12,109	$626,748
Samsung Electronics Co., Ltd., Pfd (South Korea)	147,841	6,675,930
		7,302,678
Materials: 0.2%
DL Holdings Co., Ltd., Pfd (South Korea)	11,767	222,811
Braskem SA, Pfd, Class A(a) (Brazil)	30,000	174,554
		397,365
Utilities: 0.1%
Centrais Eletricas Brasileiras SA, Pfd, Class B (Brazil)	27,600	256,621
Total Preferred Stocks (Cost $18,926,397)		$16,224,618
Short-Term Investments: 3.6%
	Par Value/ Shares	Value
Repurchase Agreements: 3.2%
Fixed Income Clearing Corporation(e) 5.04%, dated 6/30/23, due 7/3/23, maturity value $5,002,100	$5,000,000	$5,000,000
Fixed Income Clearing Corporation(e) 2.45%, dated 6/30/23, due 7/3/23, maturity value $1,808,369	1,808,000	1,808,000
		6,808,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	855,899	855,899
Total Short-Term Investments (Cost $7,663,899)		$7,663,899
Total Investments In Securities (Cost $244,697,931)	99.4%	$213,713,737
Other Assets Less Liabilities	0.6%	1,343,015
Net Assets	100.0%	$215,056,752
(a)	Non-income producing
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Valued using significant unobservable inputs.
(e)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.25%-1.875%, 9/30/25-2/15/41. Total collateral value is $6,944,252.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

ADR: American Depositary Receipt
GDR: Global Depositary Receipt
NVDR: Non-Voting Depository Receipt
SDR: Swedish Depository Receipt
PAGE 9 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
ICE US MSCI Emerging Markets Index Futures— Long Position	163	9/15/23	$8,132,885	$(156,677)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CNH: Chinese Yuan Renminbi
Bank of America	7/5/23	CNH	1,959,137	USD	269,898	$(408)
Bank of America	7/5/23	CNH	1,959,431	USD	269,929	(398)
Bank of America	7/5/23	CNH	1,959,432	USD	269,850	(320)
HSBC	7/5/23	USD	41,326	CNH	300,000	59
UBS	7/5/23	USD	768,330	CNH	5,578,000	1,046
Goldman Sachs	7/19/23	USD	830,331	CNH	5,578,000	62,222
UBS	7/19/23	CNH	5,578,000	USD	769,199	(1,089)
Bank of America	10/18/23	USD	115,362	CNH	788,040	6,031
Goldman Sachs	10/18/23	USD	116,985	CNH	799,980	5,998
Goldman Sachs	10/18/23	USD	104,187	CNH	703,638	6,566
HSBC	10/18/23	USD	117,045	CNH	799,980	6,058
HSBC	10/18/23	USD	104,162	CNH	703,638	6,541
HSBC	10/18/23	USD	104,166	CNH	703,639	6,544
HSBC	10/18/23	USD	104,188	CNH	703,807	6,543
HSBC	10/18/23	CNH	300,000	USD	41,689	(67)
JPMorgan	10/18/23	USD	104,211	CNH	703,640	6,589
JPMorgan	10/18/23	USD	104,243	CNH	703,638	6,622
Goldman Sachs	12/6/23	USD	2,737,518	CNH	18,642,500	139,936
HSBC	12/6/23	USD	505,907	CNH	3,460,000	23,802
JPMorgan	12/6/23	USD	2,739,731	CNH	18,642,500	142,149
HSBC	2/7/24	USD	772,934	CNH	5,200,000	44,356
HSBC	3/13/24	USD	2,229,257	CNH	15,513,000	49,005
HSBC	4/17/24	USD	370,729	CNH	2,492,000	19,467
HSBC	6/5/24	USD	2,241,772	CNH	15,513,000	47,082
TWD: Taiwan Dollar
Bank of America	8/7/23	USD	1,306,290	TWD	40,704,000	(5,409)
HSBC	8/7/23	TWD	40,704,000	USD	1,306,164	5,535
Bank of America	1/31/24	USD	744,465	TWD	21,722,000	29,460
Bank of America	1/31/24	TWD	40,704,000	USD	1,326,727	13,091
HSBC	1/31/24	USD	10,132,112	TWD	289,900,000	589,720
HSBC	6/5/24	USD	444,708	TWD	13,150,000	5,474
Unrealized gain on currency forward contracts						1,229,896
Unrealized loss on currency forward contracts						(7,691)
Net unrealized gain on currency forward contracts						$1,222,205
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ◾  PAGE 10

Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value (cost $244,697,931)	$213,713,737
Unrealized appreciation on currency forward contracts	1,229,896
Cash denominated in foreign currency (cost $180,609)	180,885
Deposits with broker for futures contracts	234,159
Receivable for variation margin for futures contracts	24,341
Receivable for Fund shares sold	8,412
Dividends and interest receivable	897,752
Expense reimbursement receivable	5,068
Prepaid expenses and other assets	12,246
216,306,496
Liabilities:
Unrealized depreciation on currency forward contracts	7,691
Cash received as collateral for currency forward contracts	560,000
Payable for Fund shares redeemed	24,197
Deferred foreign capital gains tax	403,180
Management fees payable	104,100
Accrued expenses	150,576
1,249,744
Net Assets	$215,056,752
Net Assets Consist of:
Paid in capital	$249,571,185
Accumulated loss	(34,514,433)
$215,056,752
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	26,960,780
Net asset value per share	$7.98

Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends (net of foreign taxes of $290,799)	$3,071,698
Interest	150,281
3,221,979
Expenses:
Investment advisory fees	537,951
Custody and fund accounting fees	84,600
Administrative services fees	48,905
Professional services	167,407
Shareholder reports	9,081
Registration fees	41,316
Trustees fees	207,143
Miscellaneous	15,902
Total expenses	1,112,305
Expenses reimbursed by investment manager	(427,640)
Net expenses	684,665
Net Investment Income	2,537,314
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $31,113)	533,681
Futures contracts	323,255
Currency forward contracts	201,861
Foreign currency transactions	(89,758)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $215,941)	9,036,746
Futures contracts	(112,806)
Currency forward contracts	1,303,096
Foreign currency translation	18,541
Net realized and unrealized gain	11,214,616
Net Change in Net Assets From Operations	$13,751,930

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$2,537,314	$3,593,921
Net realized gain (loss)	969,039	(6,063,677)
Net change in unrealized appreciation/depreciation	10,245,577	(24,281,948)
	13,751,930	(26,751,704)
Distributions to Shareholders:
Total distributions	—	(3,255,044)
Fund Share Transactions:
Proceeds from sale of shares	36,652,901	79,919,415
Reinvestment of distributions	—	2,846,741
Cost of shares redeemed	(8,407,259)	(40,233,258)
Net change from Fund share transactions	28,245,642	42,532,898
Total change in net assets	41,997,572	12,526,150
Net Assets:
Beginning of period	173,059,180	160,533,030
End of period	$215,056,752	$173,059,180
Share Information:
Shares sold	4,690,862	10,321,081
Distributions reinvested	—	387,836
Shares redeemed	(1,066,808)	(5,425,265)
Net change in shares outstanding	3,624,054	5,283,652
PAGE 11 ◾  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 12

Notes to Financial Statements (unaudited)
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Signficant Unobservable Inputs)
Securities
Common Stocks
Communication Services	$15,318,935	$—	$—
Consumer Discretionary	38,830,886	1,524,918	17
Consumer Staples	10,436,213	2,124,294	10
Energy	8,688,923	944,216	4
Financials	39,904,627	2,680,841	—
Health Care	10,122,433	—	—
Industrials	8,391,677	1,965,278	7
Information Technology	21,692,108	—	—
Materials	16,561,077	308,589	26
Real Estate	4,177,659	924,256	—
Utilities	4,817,446	410,780	—
Preferred Stocks
Consumer Discretionary	957,424	—	—
Consumer Staples	679,400	—	—
Financials	6,395,420	—	—
Industrials	235,710	—	—
Information Technology	7,302,678	—	—
Materials	397,365	—	—
Utilities	256,621	—	—
Short-Term Investments
Repurchase Agreements	—	6,808,000	—
Money Market Fund	855,899	—	—
Total Securities	$196,022,501	$17,691,172	$64
Other Investments
Futures Contracts
Depreciation	$(156,677)	$—	$—
Currency Forward Contracts
Appreciation	—	1,229,896	—
Depreciation	—	(7,691)	—
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts
PAGE 13 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements (unaudited)
are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$1,229,896	$1,229,896
Liabilities
Unrealized depreciation on currency forward contracts	$—	$7,691	$7,691
Futures contracts(a)	156,677	—	156,677
	$156,677	$7,691	$164,368
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$323,255	$—	323,255
Currency forward contracts	—	201,861	201,861
	$323,255	$201,861	$525,116
Net change in unrealized appreciation/depreciation
Futures contracts	$(112,806)	$—	(112,806)
Currency forward contracts	—	1,303,096	1,303,096
	$(112,806)	$1,303,096	$1,190,290
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-4%
Currency forward contracts	USD total value	6-13%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The Fund did not hold derivatives that are subject to enforceable master netting arrangements at June 30, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$48,582	$(6,535)	$—	$42,047
Goldman Sachs	214,722	—	—	214,722
HSBC	810,186	(67)	(560,000)	250,119
JPMorgan	155,360	—	—	155,360
UBS	1,046	(1,089)	—	(43)
	$1,229,896	$(7,691)	$(560,000)	$662,205
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 14

Notes to Financial Statements (unaudited)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.55% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of 0.05% of the Fund’s average daily net assets. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership At June 30, 2023, Dodge & Cox and its executive officers owned 16% of the Fund’s outstanding shares.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, passive foreign investment companies, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Ordinary income	$—	$3,255,044
	($— per share)	($0.143 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$358,860
Capital loss carryforward[1]	(6,918,187)
Net unrealized depreciation	(41,707,036)
Total distributable earnings	$(48,266,363)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At June 30, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$246,455,987
Unrealized appreciation	14,594,391
Unrealized depreciation	(46,271,113)
Net unrealized appreciation	(31,676,722)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $540 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities, aggregated $45,579,295 and $15,256,499, respectively.
Note 8: Subsequent Events
In July 2023, the Fund received a tender offer to purchase shares of Magnit PJSC, an illiquid Fund holding in Russia, in exchange for cash. The Fund tendered its shares for a price equivalent to 0.6% of Fund net assets.  Fund management has determined that no other material
PAGE 15 ◾ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements (unaudited)
events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 16

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,	Period from May 11, 2021 (Inception) to December 31,
	2023	2022	2021
Net asset value, beginning of period	$7.42	$8.89	$10.00
Income from investment operations:
Net investment income	0.09	0.14	0.07
Net realized and unrealized gain (loss)	0.47	(1.47)	(1.06)
Total from investment operations	0.56	(1.33)	(0.99)
Distributions to shareholders from:
Net investment income	—	(0.14)	(0.12)
Net realized gain	—	—	—
Total distributions	—	(0.14)	(0.12)
Net asset value, end of period	$7.98	$7.42	$8.89
Total return	7.55%	(14.91)%	(9.82)%
Ratios/supplemental data:
Net assets, end of period (millions)	$215	$173	$161
Ratio of expenses to average net assets	0.70%(a)	0.70%	0.70%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.14%(a)	1.25%	1.52%(a)
Ratio of net investment income to average net assets	2.59%(a)	2.22%	1.61%(a)
Portfolio turnover rate	8%	33%	7%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 17 ◾ Dodge & Cox Emerging Markets Stock Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 18

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
PAGE 19 ◾ Dodge & Cox Emerging Markets Stock Fund

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Emerging Markets Stock Fund ◾ PAGE 20

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

Balanced Fund | Class I (dodbx) | Class X (doxbx)
ESTABLISHED 1931

06/23 BF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Balanced Fund—Class I had a total return of 5.63% for the six-month period ended June 30, 2023, compared to a return of 10.81% for the Combined Index (a 60/40 blend of stocks and fixed income securities).1
Market Commentary
During the first half of 2023, U.S. equity markets rose, amid resilient economic growth, slowing inflation, and a pause in interest rate hikes by the Federal Reserve. U.S. equities, as measured by the S&P 500, returned 16.9%, while non-U.S. equities (MSCI EAFE Index2) had a total return of 11.7%.
Within U.S. equity markets, the Information Technology and Communication Services sectors—among the worst-performing sectors in 2022—drove the S&P 500’s performance in the first half of 2023, principally fueled by excitement about artificial intelligence. Conversely, Energy, the best-performing sector of 2022, was one of the worst-performing sectors during the past six months due to a decline in commodity prices. Market leadership was concentrated, with seven stocks in the S&P 500 accounting for 74% of the Index’s performance during the first half of 2023.3 After narrowing in 2022, the valuation disparity between U.S. value and growth stocks4 increased, as value stocks underperformed growth stocks by 23.9 percentage points.5
After one of the most challenging calendar years on record for fixed income investors, and despite continued volatility, the Bloomberg U.S. Agg returned 2.1%6 in first half of 2023, led by strong returns from the Credit sector. Amidst changing investor expectations regarding inflation, economic growth, and Fed policy, interest rates and credit spreads fluctuated significantly. Concerns about the health of regional banks sent U.S. Treasury yields sharply lower and pushed credit spreads wider in March, but these moves reversed in the second quarter as stress in the Banking sector eased and the economy showed resiliency (e.g., growth, labor).
After raising interest rates by a total of 75 basis points7 over the first five months of the year, the Fed held rates steady in June, partly to assess how 15 months of cumulative rate hikes have worked their way through the economy. Core PCE8, the Fed’s preferred inflation metric, rose 4.6% from a year earlier, a deceleration from the 40-year highs reached in early 2022, but still well above the central bank’s 2% target. As a result of continued inflation pressure, policymakers have signaled additional hikes are likely this year.
Investment Strategy
Asset Allocation
The Balanced Fund Investment Committee regularly assesses the appropriate asset allocation for the Fund, which is set based on our long-term outlook for both equity and fixed income securities. While we build the portfolio on a bottom-up basis, we deliberately review and manage risk exposures across the entire Fund, with an eye toward constructing a portfolio that can perform well across a variety of market environments. As of June 30, the Fund held 46.2% in U.S. equities, 16.5% in non-U.S. equities, and 35.0% in fixed income securities, which include preferred securities.9
Reflecting the improvement in fixed income yields and the return outlook over the past year, we increased the Fund’s allocation to fixed income to its highest level in recent years and reduced the net equity weight below the benchmark’s 60% weight. This reduction in net equity exposure was achieved, in part, through the use of S&P 500 futures, which enabled the Fund to maintain exposure to its carefully selected set of stocks, while reducing exposure to the overall equity market.
Equity
During the first half of 2023 and as a result of our value-oriented investment approach and focus on individual security selection, we increased the Fund’s equity exposure to companies that provide attractive dividends, trade at reasonable valuations, and operate in more stable sectors, including Health Care (e.g., CVS) and Utilities (e.g., Dominion Energy).10 Meanwhile, we reduced exposure to companies whose valuations increased, including Meta Platforms, General Electric, and FedEx. The Fund’s equity portfolio remains overweight the Financials, Health Care, and Communication Services sectors and underweight Consumer Staples, Real Estate, and Utilities.
U.S. Financials
The Financials sector has been a detractor from the Fund’s equity performance versus the S&P 500 Index in the first half of the year because of the Fund’s overweight position in this sector as well as the performance of specific holdings. In March, two U.S. regional banks not held in the Fund—Silicon Valley Bank and Signature Bank—collapsed and pressured Financials, particularly banks with weaker funding, sizable unrealized securities losses, and a greater concentration of customer deposits above the FDIC’s insurance threshold.
We do not believe the period of weakness affecting U.S. Financials signals broader systemic risk for the sector. The Fund’s Financials exposure is primarily concentrated in two types of institutions. The first type is global, systemically important banks that already comply with tougher regulatory standards than regional banks and will likely gain deposit market share from them (e.g., Bank of America, Wells Fargo). The second category is financial institutions focused on capital markets with relatively little credit risk exposure (e.g., Bank of New York Mellon, Charles Schwab, Goldman Sachs).
Current valuations for the Fund’s Financials equity holdings are unusually inexpensive on both an absolute and relative basis, suggesting a pessimistic market outlook. Recent and potential headwinds include changes in depositor behavior, tougher regulatory capital standards, and potential reductions in credit quality due to tightening financial conditions, particularly within commercial real estate. Nevertheless, we remain optimistic about the longer-term earnings capacity, margin resilience, and capital return potential for the Fund’s holdings. Rising interest rates have helped increase net interest income for the Fund’s bank holdings, and while rates may be volatile, we believe a significant portion of this higher revenue is sustainable. We continue to actively monitor the Financials sector and make portfolio decisions that incorporate our longer-term view of relative risk/reward opportunities.
PAGE 1 ◾ Dodge & Cox Balanced Fund

International Equity
As of June 30, international equities made up 16.5% of the Fund. Over the course of the last year, we increased the Fund’s international equity exposure by five percentage points. International stocks continue to be inexpensive relative to U.S. stocks: the MSCI EAFE trades at 13.0 times forward earnings compared to 20.1 times for the S&P 500. As value-oriented investors, we have found several opportunities to add attractively priced international companies to the portfolio (e.g., Fresenius Medical Care, Imperial Brands). These international investments also provide an important diversification benefit because their performance is generally less correlated with the other equity holdings in the Fund.
Fixed Income
Over the first half of the year, we adjusted fixed income portfolio positioning in response to changing relative valuations, particularly within the Credit sector (17%11 of the Fund), where we trimmed several holdings that had performed well and also selectively added to certain existing and new issuers. We continue to find Agency12 mortgage-back securities (MBS) exposure attractive, as shifting market dynamics have created compelling value. Finally, we continue to maintain the portfolio’s below-benchmark duration13 position.
The Credit Sector
Overall, we are optimistic about the long-term total return prospects for the portfolio’s credit holdings, which we curate through our rigorous credit underwriting process. We focus on downside scenarios, seeking to identify attractively priced issuers with strong fundamentals and the ability to navigate a range of economic environments. Reflecting our selectivity, the portfolio’s credit exposure has a higher yield premium and shorter duration than the broad credit market (represented by the U.S. Credit Index). This should help offset potential headwinds from future bouts of volatility due to uncertain Fed policy, persistent recession concerns, and ongoing geopolitical tensions.
While the Fund’s overall Credit weighting remained roughly unchanged in the first half of the year, we made several adjustments to the composition of holdings. We sold or trimmed several credit issuers that had performed well and were fully valued in our view. Meanwhile, we added to a number of existing holdings as well as initiated small positions in several new corporate issuers. For example, as concerns about the banking system caused corporate spread volatility in March through May, we initiated a position in Charles Schwab as well as added to a number of existing bank holdings (e.g., NatWest Group, Bank of America). In early June, we also started a position in American Electric Power, a large U.S. electric utility in which we purchased two-year bonds that we found attractive relative to other short-duration, high-quality investment alternatives.
The Securitized Sector
We view the Fund’s 15% weight in structured products as an important source of ballast in the portfolio, offering dependable liquidity, relatively low volatility, and attractive return prospects over our investment horizon.
For Agency MBS, which constitute the bulk of the Fund’s structured products exposure, the primary risk facing investors is prepayment risk (i.e., when, not if, an investor will be repaid). Rising interest rates over the past 18 months have pushed mortgage rates to near multi-decade highs, which disincentivized mortgage borrowers from refinancing, leading to low prepayment rates and high cash flow stability of Agency MBS investments. At the same time, valuations in this area have remained attractive due to Banking sector stress (including liquidations from failed banks), the Fed’s ongoing reduction of its MBS portfolio, and interest rate volatility.
Interest Rate and Inflation Risk
Managing interest rate and inflation risk is an important focus for the Investment Committee, as it can affect both the equity and fixed income segments of the Fund. While the Fed has made significant progress in reducing the rate of inflation, there remains significant uncertainty as to when inflation will return to more normalized levels. As such, we maintained a below-benchmark duration position. As an additional tool to hedge against inflation risk, we recently initiated a position in U.S. Treasury Inflation-Protected Securities.
In Closing
Despite recent underperformance relative to the benchmark, we are optimistic about the long-term outlook for the Fund. In our experience, elevated levels of market volatility and macroeconomic uncertainty can create significant opportunities for active, bottom-up managers like Dodge & Cox. Our decision-making process combines rigorous security analysis by our experienced team, with a strong price discipline and a long-term investment horizon.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate
Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of
U.S. dollar-denominated, investment-grade, taxable fixed income securities. The
Fund may, however, invest up to 75% of its total assets in equity securities.

2
The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from developed market country indices, excluding the United States and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

3	The top-seven contributors to the S&P 500’s absolute returns in the first half of 2023 were Apple, Microsoft, NVIDIA, Amazon, Alphabet, Meta Platforms, and Tesla
Dodge & Cox Balanced Fund ◾ PAGE 2

4	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
5
For the first half of 2023, the Russell 1000 Value Index had a total return of 5.12%
compared to 29.02% for the Russell 1000 Growth Index. The Russell 1000 Value
Index is a broad-based, unmanaged equity market index composed of those Russell
1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is a broad-based, unmanaged equity market index composed of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6	Return as calculated and reported by Bloomberg.
7	One basis point is equal to 1/100th of 1%.
8	Personal consumption expenditures (PCE) measure how much consumers spend on durable and non-durable goods and services. Core PCE prices exclude food and energy prices.
9	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2023.
10	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
11	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
12	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
13	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
PAGE 3 ◾ Dodge & Cox Balanced Fund

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund underperformed the Combined Index by 5.18 percentage year to date.
Equity Portfolio (vs. S&P 500)
Key contributors to relative results included the portfolio's:
◾ Industrials holdings, notably General Electric and FedEx.
Key detractors from relative results included the portfolio's:
◾ Information Technology holdings, including the underweight position in Microsoft and not owning Apple or NVIDIA;
◾ Financials overweight and holdings, particularly Charles Schwab and MetLife; and
◾ Energy holdings—especially Occidental Petroleum and Ovintiv—and overweight position.
Fixed Income Portfolio (vs. Bloomberg U.S. Agg)
Key contributors to relative results included the portfolio's:
◾ Credit issuer selection, particularly financial services holdings (e.g., Citigroup, JPMorgan, HSBC) as well as others (e.g., British American Tobacco, Charter Communications, TC Energy); and
◾ Overweight position in corporate bonds and underweight position in U.S. Treasuries.
There were no notable fixed income detractors during the
period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Balanced Fund Investment Committee, which is the decision-making body for the Balanced Fund, is a seven-member committee with an average tenure of 17 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks:  The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
Dodge & Cox Balanced Fund ◾ PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

$100,000
10,000
5,000
Dodge & Cox Balanced Fund Class I $22,767
S&P 500 Index $33,535
Bloomberg U.S. Agg. Bond Index $11,624
Combined Index $22,526
6/30/13
6/30/15
6/30/17
6/30/19
6/30/21
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund
Class I	8.70%	7.53%	8.57%	7.87%
Class X(a)	8.81	7.55	8.58	7.88
S&P 500 Index	19.59	12.31	12.86	10.04
Bloomberg U.S. Aggregate Bond Index	-0.94	0.77	1.52	3.01
Combined Index(b)	11.24	7.94	8.46	7.46
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Balanced Fund
Class I	0.52%	0.52%
Class X	0.42%(c)	0.47%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40%
of the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

(c)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.42% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
S&P 500®is a trademark of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
For more information about these indices, visit:
www.dodgeandcox.com/balancedfund
PAGE 5 ◾ Dodge & Cox Balanced Fund

Portfolio Information (unaudited) June 30, 2023
Asset Allocation	% of Net Assets
Common Stocks	62.7
Debt Securities	34.7
Net Cash & Other(a)	2.6
Equity Sector Diversification	% of Net Assets
Financials	17.1
Health Care	12.9
Communication Services	6.6
Information Technology	6.2
Energy	5.4
Consumer Discretionary	4.3
Industrials	3.9
Consumer Staples	3.5
Materials	1.7
Utilities	0.9
Real Estate	0.2
Fixed Income Sector Diversification	% of Net Assets
Corporate	16.0
Securitized	15.2
U.S. Treasury	2.4
Government-Related	1.1
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,056.30	$2.65	0.52%
Based on hypothetical 5% yearly return	1,000.00	1,022.22	2.61	0.52
Class X
Based on actual return	$1,000.00	$1,056.80	$2.14	0.42%
Based on hypothetical 5% yearly return	1,000.00	1,022.71	2.11	0.42
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Balanced Fund ◾ PAGE 6

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks: 62.7%
	Shares	Value
Communication Services: 6.6%
Media & Entertainment: 5.9%
Alphabet, Inc., Class A(a)	642,600	$76,919,220
Alphabet, Inc., Class C(a)	1,887,000	228,270,390
Charter Communications, Inc., Class A(a)	458,894	168,583,889
Comcast Corp., Class A	3,332,148	138,450,749
DISH Network Corp., Class A(a)	3,030,834	19,973,196
Fox Corp., Class A	1,332,533	45,306,122
Fox Corp., Class B	736,180	23,476,780
Meta Platforms, Inc., Class A(a)	280,800	80,583,984
News Corp., Class A	825,304	16,093,428
		797,657,758
Telecommunication Services: 0.7%
T-Mobile U.S., Inc.(a)	670,861	93,182,593
		890,840,351
Consumer Discretionary: 4.3%
Automobiles & Components: 1.2%
Honda Motor Co., Ltd. ADR (Japan)	5,649,400	171,233,314
Consumer Discretionary Distribution & Retail: 2.6%
Alibaba Group Holding, Ltd. ADR(a) (China)	1,062,400	88,551,040
Amazon.com, Inc.(a)	1,184,500	154,411,420
Prosus NV ADR (China)	4,785,700	70,349,790
The Gap, Inc.	3,740,378	33,401,576
		346,713,826
Consumer Services: 0.5%
Booking Holdings, Inc.(a)	24,500	66,158,085
		584,105,225
Consumer Staples: 3.5%
Food, Beverage & Tobacco: 3.0%
Anheuser-Busch InBev SA/NV ADR (Belgium)	2,385,200	135,288,544
Imperial Brands PLC ADR (United Kingdom)	7,463,800	167,487,672
Molson Coors Beverage Co., Class B	1,507,172	99,232,205
		402,008,421
Household & Personal Products: 0.5%
Haleon PLC ADR (United Kingdom)	9,069,056	75,998,689
		478,007,110
Energy: 5.4%
Baker Hughes Co., Class A	3,286,700	103,892,587
ConocoPhillips	879,524	91,127,482
Occidental Petroleum Corp.	4,752,214	279,430,183
Occidental Petroleum Corp., Warrant(a)	1,381,001	51,538,957
Ovintiv, Inc.	2,393,200	91,109,124
The Williams Companies, Inc.	3,291,600	107,404,908
		724,503,241
Financials: 17.1%
Banks: 5.2%
Banco Santander SA(b) (Spain)	25,113,900	92,763,543
Bank of America Corp.	2,603,200	74,685,808
BNP Paribas SA ADR (France)	3,097,000	97,989,080
Credicorp, Ltd. (Peru)	846,497	124,976,817
Truist Financial Corp.	2,008,684	60,963,559
Wells Fargo & Co.	5,806,706	247,830,212
		699,209,019
Financial Services: 10.6%
Bank of New York Mellon Corp.	4,338,900	193,167,828

	Shares	Value
Capital One Financial Corp.	1,703,426	$186,303,702
Charles Schwab Corp.	3,720,500	210,877,940
Fidelity National Information Services, Inc.	1,619,900	88,608,530
Fiserv, Inc.(a)	2,636,400	332,581,860
Goldman Sachs Group, Inc.	274,400	88,504,976
State Street Corp.	1,647,700	120,578,686
UBS Group AG, NY Shs (Switzerland)	7,035,900	142,617,693
XP, Inc., Class A(a) (Brazil)	2,932,800	68,803,488
		1,432,044,703
Insurance: 1.3%
Aegon NV, NY Shs (Netherlands)	6,186,103	31,363,542
Brighthouse Financial, Inc.(a)	621,018	29,405,202
Lincoln National Corp.	465,777	11,998,416
MetLife, Inc.	1,966,842	111,185,578
		183,952,738
		2,315,206,460
Health Care: 12.9%
Health Care Equipment & Services: 3.4%
CVS Health Corp.	176,052	12,170,475
Fresenius Medical Care AG & Co. KGaA ADR (Germany)	4,223,110	101,059,022
GE HealthCare Technologies, Inc.	1,159,700	94,214,028
Medtronic PLC	529,400	46,640,140
The Cigna Group	564,908	158,513,185
UnitedHealth Group, Inc.	79,972	38,437,742
		451,034,592
Pharmaceuticals, Biotechnology & Life Sciences: 9.5%
Alnylam Pharmaceuticals, Inc.(a)	167,500	31,814,950
Bayer AG ADR (Germany)	4,631,400	64,005,948
BioMarin Pharmaceutical, Inc.(a)	853,500	73,981,380
Bristol-Myers Squibb Co.	467,500	29,896,625
Elanco Animal Health, Inc.(a)	5,759,600	57,941,576
Gilead Sciences, Inc.	2,072,080	159,695,206
GSK PLC ADR (United Kingdom)	5,594,980	199,405,087
Incyte Corp.(a)	1,386,900	86,334,525
Novartis AG ADR (Switzerland)	820,900	82,837,019
Regeneron Pharmaceuticals, Inc.(a)	142,000	102,032,680
Roche Holding AG ADR (Switzerland)	1,859,300	71,025,260
Sanofi ADR (France)	6,060,065	326,637,503
		1,285,607,759
		1,736,642,351
Industrials: 3.9%
Capital Goods: 2.2%
General Electric Co.	1,410,500	154,943,425
Johnson Controls International PLC	1,023,014	69,708,174
Raytheon Technologies Corp.	707,700	69,326,292
		293,977,891
Transportation: 1.7%
FedEx Corp.	697,934	173,017,839
Norfolk Southern Corp.	251,829	57,104,744
		230,122,583
		524,100,474
Information Technology: 6.2%
Semiconductors & Semiconductor Equipment: 0.6%
Microchip Technology, Inc.	829,910	74,351,637
Software & Services: 3.5%
Cognizant Technology Solutions Corp., Class A	667,500	43,574,400
PAGE 7 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Common Stocks (continued)
	Shares	Value
Microsoft Corp.	555,900	$189,306,186
VMware, Inc., Class A(a)	1,679,533	241,332,097
		474,212,683
Technology, Hardware & Equipment: 2.1%
Cisco Systems, Inc.	973,300	50,358,542
Coherent Corp.(a)	1,365,900	69,633,582
Dell Technologies, Inc., Class C	858,283	46,441,693
HP, Inc.	1,614,130	49,569,932
Juniper Networks, Inc.	1,333,229	41,770,064
TE Connectivity, Ltd.	179,136	25,107,702
		282,881,515
		831,445,835
Materials: 1.7%
Celanese Corp.	157,332	18,219,046
LyondellBasell Industries NV, Class A	1,052,500	96,651,075
Nutrien, Ltd. (Canada)	1,045,100	61,713,155
Teck Resources, Ltd., Class B (Canada)	1,233,900	51,947,190
		228,530,466
Real Estate: 0.2%
Equity Real Estate Investment Trusts (Reits): 0.2%
Gaming and Leisure Properties, Inc. REIT	526,254	25,502,269
Utilities: 0.9%
Dominion Energy, Inc.	2,303,500	119,298,265
Total Common Stocks (Cost $6,268,015,910)		$8,458,182,047
Debt Securities: 34.7%
	Par Value	Value
U.S. Treasury: 2.4%
U.S. Treasury Inflation Indexed
2.00%, 1/15/26(c)	$138,637,397	$136,782,580
U.S. Treasury Note/Bond
3.875%, 4/30/25	81,537,000	79,950,851
4.25%, 5/31/25	111,440,000	110,038,294
		326,771,725
Government-Related: 1.1%
Agency: 0.8%
Petroleo Brasileiro SA (Brazil)
7.25%, 3/17/44	4,300,000	4,244,339
6.75%, 6/3/50	15,500,000	13,876,902
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	52,399,000	39,841,816
6.375%, 1/23/45	10,725,000	6,587,280
6.75%, 9/21/47	11,625,000	7,299,607
7.69%, 1/23/50	62,480,000	42,351,068
		114,201,012
Local Authority: 0.2%
State of Illinois GO
5.10%, 6/1/33	22,615,000	22,223,923
		22,223,923
Sovereign: 0.1%
Colombia Government (Colombia)
5.625%, 2/26/44	8,100,000	6,016,339
5.00%, 6/15/45	8,300,000	5,762,642
		11,778,981
		148,203,916

	Par Value	Value
Securitized: 15.2%
Asset-Backed: 1.7%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20J 1, 4.92%, 10/1/23	$51,676	$51,368
Series 2007-20F 1, 5.71%, 6/1/27	284,300	282,225
		333,593
Other: 0.2%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(d)	6,484,869	6,525,399
9.75%, 1/6/27(d)	17,889,020	18,403,330
8.20%, 4/6/28(d)	9,419,390	9,454,713
		34,383,442
Student Loan: 1.5%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.30%, 6.45%, 3/25/66(d)	24,030,960	23,835,332
+0.80%, 5.95%, 7/26/66(d)	5,036,535	4,890,492
+1.15%, 6.30%, 7/26/66(d)	5,366,276	5,301,926
+1.05%, 6.20%, 12/27/66(d)	4,672,346	4,622,442
+0.75%, 5.90%, 3/25/67(d)	77,376,206	75,542,414
+1.00%, 6.15%, 2/27/68(d)	3,374,792	3,316,500
+0.70%, 5.85%, 2/25/70(d)	6,073,939	5,932,854
+0.55%, 0.70%, 2/25/70(d)	15,388,179	14,914,602
SLM Student Loan Trust
USD LIBOR 3-Month
+0.60%, 5.855%, 1/25/41	4,283,036	4,181,538
+0.17%, 5.425%, 1/25/41	8,047,048	7,720,690
+0.16%, 5.415%, 1/25/41	4,498,001	4,275,594
+0.55%, 5.805%, 10/25/64(d)	18,793,409	18,368,599
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(d)	7,808,476	7,441,601
Series 2023-A A1A, 5.38%, 1/15/53(d)	17,653,662	17,450,103
		197,794,687
		232,511,722
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.475%, 3/25/26(e)	9,727,067	304,883
Series K056 X1, 1.375%, 5/25/26(e)	4,078,229	116,809
Series K064 X1, 0.736%, 3/25/27(e)	8,755,456	163,613
Series K065 X1, 0.805%, 4/25/27(e)	42,373,827	895,139
Series K066 X1, 0.885%, 6/25/27(e)	36,683,177	886,027
Series K069 X1, 0.474%, 9/25/27(e)	219,381,616	2,865,278
Series K090 X1, 0.856%, 2/25/29(e)	179,643,239	6,195,806
		11,427,555
		11,427,555
Mortgage-Related: 13.4%
Federal Agency CMO & REMIC: 3.1%
Dept. of Veterans Affairs
Series 1995-1 1, 5.641%, 2/15/25(e)	57,909	57,231
Series 1995-2C 3A, 8.793%, 6/15/25	16,657	17,008
Series 2002-1 2J, 6.50%, 8/15/31	2,383,369	2,356,286
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	767,966	778,488
Trust 2009-30 AG, 6.50%, 5/25/39	607,219	626,219
Trust 2009-66 ET, 6.00%, 5/25/39	58,199	57,480
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 8

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
Trust 2001-T7 A1, 7.50%, 2/25/41	$571,290	$601,196
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	303,706	308,165
Trust 2001-T4 A1, 7.50%, 7/25/41	571,130	575,021
Trust 2001-T8 A1, 7.50%, 7/25/41	516,567	510,960
Trust 2001-W3 A, 5.013%, 9/25/41(e)	302,783	292,634
Trust 2001-T10 A2, 7.50%, 12/25/41	351,134	354,455
Trust 2013-106 MA, 4.00%, 2/25/42	3,979,282	3,774,361
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	574,411	552,461
Trust 2002-W8 A2, 7.00%, 6/25/42	858,441	891,124
Trust 2003-W2 1A2, 7.00%, 7/25/42	566,661	585,829
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,311,366	1,315,697
Trust 2003-W4 4A, 5.637%, 10/25/42(e)	625,729	628,866
Trust 2012-121 NB, 7.00%, 11/25/42	673,136	706,962
Trust 2004-T1 1A2, 6.50%, 1/25/44	470,575	477,186
Trust 2004-W2 5A, 7.50%, 3/25/44	747,241	771,056
Trust 2004-W8 3A, 7.50%, 6/25/44	123,912	126,053
Trust 2005-W4 1A2, 6.50%, 8/25/45	1,462,442	1,478,704
Trust 2009-11 MP, 7.00%, 3/25/49	1,199,804	1,237,591
USD LIBOR 1-Month
+0.55%, 5.70%, 9/25/43	2,230,513	2,174,747
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	1,671	1,663
Series T-48 1A4, 5.538%, 7/25/33	13,570,819	13,538,517
Series T-51 1A, 6.50%, 9/25/43(e)	106,141	105,258
Series T-59 1A1, 6.50%, 10/25/43	4,553,530	4,629,515
Series 4281 BC, 4.50%, 12/15/43(e)	13,370,234	13,059,401
Series 4384 DZ, 2.50%, 9/15/44	22,694,119	19,458,017
USD LIBOR 1-Month
+0.61%, 5.803%, 9/15/43	5,251,396	5,137,369
Ginnie Mae
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 5.156%, 2/20/67	9,239,531	9,127,680
+0.80%, Series 2023-H05 FJ, 5.136%, 2/20/68	50,221,919	49,780,383
+0.41%, Series 2022-H06 FC, 3.761%, 8/20/68	37,357,755	36,511,135
+1.02%, Series 2023-H08 FE, 3.982%, 8/20/71	21,137,085	21,156,903
+1.00%, Series 2022-H20 FB, 4.048%, 8/20/71	33,709,048	33,295,391
+0.82%, Series 2022-H04 HF, 5.886%, 2/20/72	7,440,203	7,333,946
+0.67%, Series 2022-H09 FA, 5.736%, 4/20/72	20,416,299	19,747,710
+0.74%, Series 2022-H09 FC, 5.806%, 4/20/72	25,115,778	24,656,737
+0.97%, Series 2022-H11 EF, 6.036%, 5/20/72	15,797,573	15,740,076
USD LIBOR 1-Month
+0.62%, 4.188%, 9/20/64	1,918,551	1,896,145
+0.70%, 3.792%, 1/20/70	14,962,298	14,638,364
+0.65%, 5.744%, 1/20/70	20,121,855	19,522,821
USD LIBOR 12-Month
+0.30%, 5.729%, 1/20/67	13,313,182	13,182,279
+0.23%, 4.439%, 10/20/67	12,291,599	12,133,478
+0.23%, 4.439%, 10/20/67	7,573,362	7,473,783
+0.06%, 4.642%, 12/20/67	18,027,994	17,661,155

	Par Value	Value
+0.08%, 5.185%, 5/20/68	$4,287,903	$4,158,323
+0.25%, 3.814%, 6/20/68	13,231,156	12,898,953
+0.28%, 5.606%, 11/20/68	18,401,586	17,921,999
+0.25%, 3.834%, 12/20/68	1,963,570	1,911,655
		417,934,436
Federal Agency Mortgage Pass-Through: 10.3%
Fannie Mae, 15 Year
4.50%, 1/1/25 - 1/1/27	667,850	659,238
3.50%, 1/1/27 - 12/1/29	2,152,693	2,069,805
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	12,711,368	12,311,805
4.50%, 1/1/31 - 12/1/34	18,796,583	18,447,902
3.50%, 4/1/36 - 4/1/37	8,012,624	7,585,607
2.50%, 4/1/42	39,318,218	34,142,810
3.00%, 8/1/42	24,493,602	21,991,971
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	5,388,198	5,602,740
5.50%, 7/1/33 - 8/1/37	3,565,943	3,649,618
6.00%, 9/1/36 - 8/1/37	4,881,602	5,025,421
7.00%, 8/1/37	135,377	143,353
4.50%, 3/1/40	557,007	548,610
5.00%, 12/1/48 - 3/1/49	3,463,512	3,457,626
2.50%, 6/1/50 - 10/1/50	134,447,315	115,128,862
2.00%, 9/1/50 - 12/1/50	95,689,914	78,821,177
3.00%, 3/1/52	33,844,919	30,033,274
3.50%, 4/1/52 - 8/1/52	257,472,129	235,761,208
3.50%, 5/1/52	106,003,278	97,385,146
Fannie Mae, 40 Year
4.50%, 6/1/56	14,362,888	13,898,717
Fannie Mae, Hybrid ARM
3.988%, 9/1/34(e)	168,859	167,036
3.558%, 12/1/34(e)	271,328	263,655
4.023%, 1/1/35(e)	281,426	275,741
5.692%, 1/1/35(e)	323,255	326,669
3.76%, 8/1/35(e)	187,884	182,766
4.271%, 5/1/37(e)	433,617	425,234
4.03%, 11/1/40 - 12/1/40(e)	654,205	645,943
3.80%, 11/1/43(e)	705,375	706,509
4.222%, 4/1/44(e)	1,788,465	1,788,522
3.85%, 11/1/44 - 12/1/44(e)	4,816,468	4,824,778
5.465%, 9/1/45(e)	442,937	448,405
5.987%, 12/1/45(e)	1,541,081	1,555,818
6.891%, 1/1/46(e)	838,612	847,379
2.957%, 4/1/46(e)	1,639,456	1,563,589
2.51%, 12/1/46(e)	3,441,536	3,215,409
3.14%, 6/1/47(e)	1,468,670	1,446,283
3.077%, 7/1/47(e)	2,394,132	2,354,677
4.568%, 8/1/47(e)	2,415,845	2,421,991
3.324%, 1/1/49(e)	1,502,119	1,450,054
1.916%, 4/1/52(e)	16,488,689	14,695,518
1.953%, 4/1/52(e)	39,261,447	34,080,796
2.316%, 4/1/52(e)	21,361,972	18,829,491
2.63%, 7/1/52(e)	18,831,698	16,830,228
Freddie Mac, Hybrid ARM
5.495%, 5/1/34(e)	244,752	238,645
4.375%, 10/1/35(e)	685,536	692,773
4.818%, 4/1/37(e)	649,086	649,399
4.051%, 9/1/37(e)	613,897	621,341
4.114%, 1/1/38(e)	137,411	135,491
4.569%, 2/1/38(e)	347,945	342,046
4.199%, 7/1/38(e)	57,724	58,804
4.23%, 10/1/38(e)	213,673	208,534
4.358%, 10/1/41(e)	136,306	134,925
4.467%, 8/1/42(e)	709,826	706,805
PAGE 9 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
5.088%, 5/1/44(e)	$2,239,167	$2,240,882
5.36%, 5/1/44(e)	72,675	71,400
5.365%, 6/1/44(e)	631,008	616,868
3.87%, 6/1/44(e)	773,912	778,576
4.184%, 1/1/45(e)	2,152,817	2,150,193
4.716%, 10/1/45(e)	1,163,616	1,180,178
4.843%, 10/1/45(e)	1,387,552	1,402,242
3.28%, 7/1/47(e)	1,767,760	1,734,407
3.231%, 1/1/49(e)	4,713,064	4,539,296
3.729%, 3/1/49(e)	1,023,242	983,045
2.316%, 5/1/52(e)	14,553,960	12,754,633
2.03%, 5/1/52(e)	43,787,452	38,087,929
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	440,432	435,364
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	560,558	572,915
4.50%, 4/1/31 - 6/1/31	2,434,585	2,392,136
Freddie Mac Gold, 30 Year
6.50%, 12/1/32 - 4/1/33	1,763,050	1,834,239
7.00%, 11/1/37 - 9/1/38	1,497,377	1,579,105
5.50%, 12/1/37	152,523	156,862
6.00%, 2/1/39	441,623	459,073
4.50%, 9/1/41 - 6/1/42	11,416,449	11,258,506
Freddie Mac Pool, 20 Year
3.00%, 5/1/42 - 10/1/42	114,508,292	102,812,932
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	128,833,224	110,514,242
2.00%, 9/1/50	81,564,768	67,171,686
3.00%, 2/1/52 - 6/1/52	135,690,410	120,127,261
3.50%, 5/1/52 - 8/1/52	119,122,395	108,913,874
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	26,628	26,599
		1,394,594,587
		1,812,529,023
		2,056,468,300
Corporate: 16.0%
Financials: 6.8%
Bank of America Corp.
6.25%, (f)(g)(h)	32,978,000	32,565,775
6.10%, (f)(g)(h)	31,008,000	30,744,432
4.45%, 3/3/26	3,970,000	3,858,549
4.25%, 10/22/26	2,970,000	2,866,629
4.183%, 11/25/27	7,925,000	7,528,544
3.846%, 3/8/37(h)	35,960,000	30,750,271
Barclays PLC (United Kingdom)
5.829%, 5/9/27(h)	7,700,000	7,595,307
4.836%, 5/9/28	4,525,000	4,167,471
5.501%, 8/9/28(h)	10,750,000	10,483,295
5.746%, 8/9/33(h)	9,500,000	9,187,867
6.224%, 5/9/34(h)	2,800,000	2,788,899
7.119%, 6/27/34(h)	4,500,000	4,498,204
BNP Paribas SA (France)
4.375%, 9/28/25(d)	8,223,000	7,882,591
4.625%, 3/13/27(d)	12,175,000	11,645,281
Boston Properties, Inc.
3.65%, 2/1/26	5,341,000	4,955,002
2.75%, 10/1/26	22,161,000	19,565,802
2.90%, 3/15/30	7,270,000	5,838,772
3.25%, 1/30/31	5,850,000	4,766,268
6.50%, 1/15/34	11,450,000	11,521,934
Capital One Financial Corp.
4.20%, 10/29/25	11,475,000	10,968,984
2.636%, 3/3/26(h)	6,775,000	6,326,317
4.927%, 5/10/28(h)	10,075,000	9,559,357

	Par Value	Value
5.268%, 5/10/33(h)	$4,975,000	$4,658,247
6.377%, 6/8/34(h)	3,400,000	3,375,640
Charles Schwab Corp.
5.643%, 5/19/29(h)	4,500,000	4,494,600
5.853%, 5/19/34(h)	2,500,000	2,537,215
Citigroup, Inc.
9.341%, (f)(g)(h)	19,090,000	19,156,815
5.95%, (f)(g)(h)	67,677,000	64,904,142
6.25%, (f)(g)(h)	45,886,000	45,153,201
3.785%, 3/17/33(h)	15,725,000	13,893,149
USD LIBOR 3-Month
+6.37%, 11.643%, 10/30/40(f)	37,080,925	42,539,385
Goldman Sachs Group, Inc.
3.615%, 3/15/28(h)	36,870,000	34,594,086
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	6,062,000	5,859,083
5.21%, 8/11/28(h)	5,525,000	5,402,151
4.762%, 3/29/33(h)	41,136,000	37,124,507
5.402%, 8/11/33(h)	12,000,000	11,731,982
8.113%, 11/3/33(h)	9,700,000	10,768,080
6.50%, 5/2/36	17,805,000	18,367,178
6.50%, 9/15/37	3,265,000	3,419,142
JPMorgan Chase & Co.
6.10%, (f)(g)(h)	82,280,000	82,090,756
1.04%, 2/4/27(h)	17,500,000	15,584,595
8.75%, 9/1/30(f)	25,692,000	31,186,803
2.739%, 10/15/30(h)	5,000,000	4,307,114
2.956%, 5/13/31(h)	11,793,000	10,111,912
5.717%, 9/14/33(h)	22,700,000	23,028,996
Lloyds Banking Group PLC (United Kingdom)
4.65%, 3/24/26	3,100,000	2,960,566
3.75%, 3/18/28(h)	8,025,000	7,409,617
7.953%, 11/15/33(h)	10,500,000	11,391,171
NatWest Group PLC (United Kingdom)
5.808%, 9/13/29(h)	11,800,000	11,626,603
6.016%, 3/2/34(h)	13,000,000	13,069,347
3.032%, 11/28/35(h)	12,365,000	9,486,691
UBS Group AG (Switzerland)
5.959%, 1/12/34(d)(h)	23,275,000	23,152,797
UniCredit SPA (Italy)
7.296%, 4/2/34(d)(h)	29,960,000	28,229,044
5.459%, 6/30/35(d)(h)	7,325,000	6,216,358
Unum Group
6.75%, 12/15/28	8,417,000	8,712,784
Wells Fargo & Co.
5.875%, (f)(g)(h)	27,987,000	27,424,412
4.10%, 6/3/26	3,376,000	3,238,949
4.30%, 7/22/27	13,145,000	12,609,839
2.572%, 2/11/31(h)	12,005,000	10,164,509
4.897%, 7/25/33(h)	11,000,000	10,551,335
		920,598,352
Industrials: 8.1%
AbbVie, Inc.
3.20%, 11/21/29	4,500,000	4,069,243
AT&T, Inc.
2.55%, 12/1/33	11,700,000	9,190,070
3.50%, 9/15/53	20,385,000	14,430,861
3.55%, 9/15/55	12,775,000	8,943,340
3.80%, 12/1/57	8,700,000	6,298,778
3.65%, 9/15/59	12,662,000	8,815,525
Bayer AG (Germany)
4.375%, 12/15/28(d)	10,100,000	9,581,305
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 10

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
British American Tobacco PLC (United Kingdom)
3.75%, (b)(f)(g)(h)(i)	$88,928,000	$74,234,272
4.742%, 3/16/32	15,335,000	13,981,695
4.39%, 8/15/37	3,075,000	2,459,715
3.734%, 9/25/40	1,100,000	782,627
4.54%, 8/15/47	5,000,000	3,679,345
5.65%, 3/16/52	6,300,000	5,473,059
Burlington Northern Santa Fe LLC(j)
5.72%, 1/15/24	268,540	266,938
5.629%, 4/1/24	345,833	341,914
5.342%, 4/1/24	311,113	308,646
Cemex SAB de CV (Mexico)
5.20%, 9/17/30(d)	14,400,000	13,473,809
3.875%, 7/11/31(d)	13,105,000	11,033,157
Charter Communications, Inc.
4.50%, 5/1/32	14,925,000	11,916,966
4.40%, 4/1/33	2,475,000	2,172,445
4.50%, 6/1/33(d)	12,105,000	9,505,877
4.25%, 1/15/34(d)	5,850,000	4,421,242
6.55%, 5/1/37	11,000,000	10,545,416
6.75%, 6/15/39	6,160,000	5,920,236
6.484%, 10/23/45	50,612,000	47,581,254
5.75%, 4/1/48	11,200,000	9,586,765
5.25%, 4/1/53	5,135,000	4,147,450
Cox Enterprises, Inc.
3.85%, 2/1/25(d)	14,626,000	14,149,111
3.35%, 9/15/26(d)	14,932,000	13,979,917
3.50%, 8/15/27(d)	16,200,000	15,063,762
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,447,697
4.78%, 3/25/38	11,830,000	10,917,570
5.05%, 3/25/48	13,400,000	12,351,353
Dillard's, Inc.
7.75%, 7/15/26	50,000	50,881
7.75%, 5/15/27	540,000	555,879
7.00%, 12/1/28	15,135,000	15,153,728
Dow, Inc.
7.375%, 11/1/29	3,353,000	3,730,722
9.40%, 5/15/39	3,286,000	4,414,044
Elanco Animal Health, Inc.
6.022%, 8/28/23	2,500,000	2,487,095
6.65%, 8/28/28	13,000,000	12,613,510
Exxon Mobil Corp.
4.327%, 3/19/50	4,532,000	4,105,937
FedEx Corp.
4.25%, 5/15/30	3,575,000	3,415,744
5.25%, 5/15/50	4,100,000	3,940,104
Ford Motor Credit Co. LLC(j)
4.375%, 8/6/23	3,405,000	3,399,026
3.81%, 1/9/24	14,363,000	14,158,306
5.125%, 6/16/25	16,100,000	15,657,733
3.375%, 11/13/25	9,350,000	8,694,326
4.389%, 1/8/26	18,850,000	17,839,695
4.542%, 8/1/26	18,304,000	17,205,672
2.70%, 8/10/26	12,700,000	11,338,239
4.95%, 5/28/27	10,000,000	9,432,870
7.35%, 11/4/27	4,000,000	4,084,480
Foundry JV Holdco LLC(j)
5.875%, 1/25/34(d)	7,200,000	7,171,537
GE HealthCare Technologies, Inc.
5.857%, 3/15/30	4,850,000	4,977,709
5.905%, 11/22/32	14,575,000	15,248,035
HCA Healthcare, Inc.

	Par Value	Value
3.125%, 3/15/27(d)	$3,575,000	$3,283,058
4.125%, 6/15/29	2,700,000	2,498,550
3.625%, 3/15/32(d)	13,325,000	11,566,212
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(d)	25,425,000	24,384,579
3.50%, 7/26/26(d)	7,800,000	7,264,536
6.125%, 7/27/27(d)	11,425,000	11,444,899
3.875%, 7/26/29(d)	21,150,000	18,627,384
Kinder Morgan, Inc.
4.80%, 2/1/33	4,120,000	3,885,715
5.50%, 3/1/44	17,002,000	15,494,937
5.40%, 9/1/44	11,019,000	9,769,091
5.55%, 6/1/45	9,600,000	8,844,199
Macy's, Inc.
6.70%, 7/15/34(d)	2,539,000	2,075,633
Microchip Technology, Inc.
.983%, 9/1/24	19,714,000	18,621,277
Occidental Petroleum Corp.
2.90%, 8/15/24	3,075,000	2,960,222
Oracle Corp.
1.65%, 3/25/26	13,990,000	12,696,643
2.80%, 4/1/27	6,350,000	5,836,468
2.95%, 4/1/30	5,000,000	4,364,328
Philip Morris International, Inc.
5.625%, 11/17/29	2,150,000	2,190,706
5.75%, 11/17/32	2,575,000	2,636,993
5.375%, 2/15/33	6,050,000	6,036,670
Prosus NV(j) (China)
4.85%, 7/6/27(d)	14,200,000	13,577,330
3.68%, 1/21/30(d)	3,750,000	3,183,450
3.061%, 7/13/31(d)	38,650,000	30,216,817
4.193%, 1/19/32(d)	19,475,000	16,399,779
4.987%, 1/19/52(d)	27,829,000	20,070,768
TC Energy Corp. (Canada)
5.625%, 5/20/75(f)(h)	20,570,000	19,639,207
5.875%, 8/15/76(f)(h)	5,615,000	5,296,349
5.30%, 3/15/77(f)(h)	28,160,000	24,976,230
5.50%, 9/15/79(f)(h)	6,850,000	5,875,587
5.60%, 3/7/82(f)(h)	19,781,000	16,669,251
Telecom Italia SPA (Italy)
5.303%, 5/30/24(d)	29,287,000	28,465,715
7.20%, 7/18/36	11,596,000	9,967,225
7.721%, 6/4/38	8,212,000	7,261,120
The Cigna Group
7.875%, 5/15/27	17,587,000	19,348,775
4.375%, 10/15/28	5,211,000	5,038,786
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	5,721,295
T-Mobile U.S., Inc.
2.25%, 2/15/26	6,800,000	6,248,217
3.375%, 4/15/29	6,500,000	5,869,811
3.875%, 4/15/30	13,475,000	12,414,094
3.50%, 4/15/31	14,625,000	12,905,075
5.20%, 1/15/33	8,500,000	8,445,352
4.375%, 4/15/40	2,675,000	2,362,274
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(d)	12,050,000	11,673,437
5.25%, 6/6/29(d)	2,594,000	2,399,450
Union Pacific Corp.
6.176%, 1/2/31	2,853,858	2,928,521
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	10,681,698
3.55%, 3/22/51	5,225,000	3,897,581
VMware, Inc.
PAGE 11 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
.60%, 8/15/23	$4,050,000	$4,025,665
1.40%, 8/15/26	19,765,000	17,453,325
4.65%, 5/15/27	14,137,000	13,735,437
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(f)(h)	20,525,000	21,045,309
		1,084,021,662
Utilities: 1.1%
American Electric Power Co., Inc
5.699%, 8/15/25	11,320,000	11,243,477
Dominion Energy
5.75%, 10/1/54(f)(h)	22,950,000	21,956,540
Enel SPA (Italy)
5.00%, 6/15/32(d)	7,150,000	6,758,866
7.50%, 10/14/32(d)	5,800,000	6,430,580
6.80%, 9/15/37(d)	7,060,000	7,430,974
6.00%, 10/7/39(d)	4,447,000	4,367,766
8.75%, 9/24/73(d)(f)(h)	12,600,000	12,530,221
NextEra Energy, Inc.
4.255%, 9/1/24	6,625,000	6,515,744
6.051%, 3/1/25	3,375,000	3,387,690
4.625%, 7/15/27	10,075,000	9,851,408
The Southern Co.
5.113%, 8/1/27	11,900,000	11,788,927
4.85%, 6/15/28	12,475,000	12,226,991
4.00%, 1/15/51(f)(h)	19,036,000	17,604,873
3.75%, 9/15/51(f)(h)	19,900,000	16,934,900
		149,028,957
		2,153,648,971
Total Debt Securities (Cost $4,979,454,039)		$4,685,092,912
Short-Term Investments: 3.1%
	Par Value/ Shares	Value
Repurchase Agreements: 2.7%
Fixed Income Clearing Corporation(k) 5.04%, dated 6/30/23, due 7/3/23, maturity value $335,140,700	$335,000,000	$335,000,000
Fixed Income Clearing Corporation(k) 2.45%, dated 6/30/23, due 7/3/23, maturity value $35,450,236	35,443,000	35,443,000
		370,443,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	54,232,395	54,232,395
Total Short-Term Investments (Cost $424,675,395)		$424,675,395
Total Investments In Securities (Cost $11,672,145,344)	100.5%	$13,567,950,354
Other Assets Less Liabilities	(0.5)%	(71,844,205)
Net Assets	100.0%	$13,496,106,149
(a)	Non-income producing
(b)	The security is issued in Euro currency.
(c)	Inflation-linked
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)	Hybrid security: characteristics of both a debt and equity security.
(g)	Perpetual security: no stated maturity date.
(h)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(j)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(k)	Repurchase agreement is collateralized by U.S. Treasury Notes 3.50%-4.25%, 10/15/23-2/15/33. U.S. Treasury Inflation Indexed Notes 1.125%, 1/15/33. Total collateral value is $377,851,963.
*	Rounds to 0.0%.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
NY Shs: New York Registry Shares
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 12

Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(2,418)	9/15/23	$(542,629,425)	$(14,332,305)
Euro-Bund Future— Short Position	(260)	9/7/23	(37,943,655)	518,796
Ultra 10 Year U.S. Treasury Note Future— Short Position	(496)	9/20/23	(58,745,000)	619,828
				$(13,193,681)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Morgan Stanley	9/13/23	USD	32,421,531	EUR	29,925,419	$(346,341)
Bank of America	12/13/23	USD	43,374,159	EUR	39,975,719	(617,006)
Unrealized gain on currency forward contracts						—
Unrealized loss on currency forward contracts						(963,347)
Net unrealized loss on currency forward contracts						$(963,347)
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 13 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value (cost $11,672,145,344)	$13,567,950,354
Deposits with broker for currency forward contracts	870,000
Cash	99,238
Deposits with broker for futures contracts	29,940,812
Receivable for investments sold	132,276,789
Receivable for Fund shares sold	5,547,917
Dividends and interest receivable	56,177,744
Expense reimbursement receivable	57,685
Prepaid expenses and other assets	50,809
13,792,971,348
Liabilities:
Unrealized depreciation on currency forward contracts	963,347
Payable for variation margin for futures contracts	6,515,541
Payable for investments purchased	132,040,894
Payable for Fund shares redeemed	151,717,602
Management fees payable	5,431,686
Accrued expenses	196,129
296,865,199
Net Assets	$13,496,106,149
Net Assets Consist of:
Paid in capital	$11,165,704,886
Distributable earnings	2,330,401,263
$13,496,106,149
Class I
Total net assets	$12,145,824,579
Shares outstanding (par value $0.01 each, unlimited shares authorized)	125,561,933
Net asset value per share	$96.73
Class X
Total net assets	$1,350,281,570
Shares outstanding (par value $0.01 each, unlimited shares authorized)	13,957,279
Net asset value per share	$96.74

Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends (net of foreign taxes of $6,884,797)	$110,770,695
Interest	116,609,095
227,379,790
Expenses:
Investment advisory fees	26,660,233
Administrative services fees
Class I	6,142,558
Class X	261,250
Custody and fund accounting fees	157,995
Professional services	188,799
Shareholder reports	99,281
Registration fees	83,875
Trustees fees	207,143
Miscellaneous	332,850
Total expenses	34,133,984
Expenses reimbursed by investment manager	(274,133)
Net expenses	33,859,851
Net Investment Income	193,519,939
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	589,004,321
Futures contracts	(30,740,465)
Options written	(183,281,425)
Currency forward contracts	(1,699,032)
Foreign currency transactions	(218,972)
Net change in unrealized appreciation/depreciation
Investments in securities	56,722,019
Futures contracts	(25,140,803)
Options written	159,111,317
Currency forward contracts	1,203,349
Foreign currency translation	282,206
Net realized and unrealized gain	565,242,515
Net Change in Net Assets From Operations	$758,762,454
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ◾  PAGE 14

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$193,519,939	$288,142,277
Net realized gain (loss)	373,064,427	1,112,637,591
Net change in unrealized appreciation/depreciation	192,178,088	(2,508,836,020)
	758,762,454	(1,108,056,152)
Distributions to Shareholders:
Class I	(229,987,840)	(1,075,550,521)
Class X	(23,312,845)	(40,292,107)
Total distributions	(253,300,685)	(1,115,842,628)
Fund Share Transactions:
Class I
Proceeds from sales of shares	1,011,014,814	1,564,542,435
Reinvestment of distributions	215,762,246	1,018,950,704
Cost of shares redeemed	(2,358,484,903)	(2,890,315,820)
Class X
Proceeds from sales of shares	668,687,288	708,920,438
Reinvestment of distributions	23,312,846	40,292,107
Cost of shares redeemed	(79,902,814)	(28,409,438)
Net change from Fund share transactions	(519,610,523)	413,980,426
Total change in net assets	(14,148,754)	(1,809,918,354)
Net Assets:
Beginning of period	13,510,254,903	15,320,173,257
End of period	$13,496,106,149	$13,510,254,903
Share Information:
Class I
Shares sold	10,532,112	15,500,014
Distributions reinvested	2,292,636	10,721,061
Shares redeemed	(24,488,459)	(29,026,419)
Net change in shares outstanding	(11,663,711)	(2,805,344)
Class X
Shares sold	7,046,063	7,361,136
Distributions reinvested	247,227	435,368
Shares redeemed	(837,003)	(295,512)
Net change in shares outstanding	6,456,287	7,500,992
PAGE 15 ◾  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, equity-linked notes and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses
Dodge & Cox Balanced Fund ◾ PAGE 16

Notes to Financial Statements (unaudited)
which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations.  Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$890,840,351	$—
Consumer Discretionary	584,105,225	—
Consumer Staples	478,007,110	—
Energy	724,503,241	—
Financials	2,315,206,460	—
Health Care	1,736,642,351	—
Industrials	524,100,474	—
Information Technology	831,445,835	—
Materials	228,530,466	—
Real Estate	25,502,269	—
Utilities	119,298,265	—
Debt Securities
U.S. Treasury	—	326,771,725
Government-Related	—	148,203,916
PAGE 17 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securitized	$—	$2,056,468,300
Corporate	—	2,153,648,971
Short-Term Investments
Repurchase Agreements	—	370,443,000
Money Market Fund	54,232,395	—
Total Securities	$8,512,414,442	$5,055,535,912
Other Investments
Futures Contracts
Appreciation	$1,138,624	$—
Depreciation	(14,332,305)	—
Currency Forward Contracts
Depreciation	—	(963,347)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written  In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any realized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments
(referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets. The Fund used short government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Futures contracts(a)	$—	$1,138,624	$—	$1,138,624
Liabilities
Unrealized depreciation on currency forward contracts	$—	$—	$963,347	$963,347
Futures contracts(a)	14,332,305	—	—	14,332,305
	$14,332,305	$—	$963,347	$15,295,652
Dodge & Cox Balanced Fund ◾ PAGE 18

Notes to Financial Statements (unaudited)
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(35,461,504)	$4,721,039	$—	(30,740,465)
Options written	(183,281,425)	—	—	(183,281,425)
Currency forward contracts	—	—	(1,699,032)	(1,699,032)
	$(218,742,929)	$4,721,039	$(1,699,032)	$(215,720,922)
Net change in unrealized appreciation/depreciation
Futures contracts	$(23,595,675)	$(1,545,128)	$—	(25,140,803)
Options written	159,111,317	—	—	159,111,317
Currency forward contracts	—	—	1,203,349	1,203,349
	$135,515,642	$(1,545,128)	$1,203,349	$135,173,863
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	4-6%
Currency forward contracts	USD total value	0-5%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$—	$(617,006)	$460,000	$(157,006)
Morgan Stanley	—	(346,341)	346,341	—
	$—	$(963,347)	$806,341	$(157,006)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.40% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares. Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement  Through April 30, 2023, Dodge & Cox contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.41%. Effective May 1, 2023, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.42% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $274,133.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount
PAGE 19 ◾ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$170,066,205	$260,406,259
Long-term capital gain	$59,921,635	$815,144,262
Class X
Ordinary income	$18,024,022	$4,543,726
Long-term capital gain	$5,288,823	$35,748,381
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$65,100,460
Net unrealized appreciation	1,759,839,034
Total distributable earnings	$1,824,939,494
At June 30, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,599,206,913
Unrealized appreciation	2,647,091,978
Unrealized depreciation	(692,505,565)
Net unrealized appreciation	1,954,586,413
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the six months ended June 30, 2023, the Fund distributed securities and cash as payment for redemptions of Class I shares. For financial reporting purposes, the Fund realized a net gain of $403,888,161 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $40,231 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 8: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,252,834,001 and $1,516,784,099, respectively. For the six months ended June 30, 2023, purchases and sales of U.S. government securities aggregated $1,098,145,200 and $677,366,375, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 10: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
Dodge & Cox Balanced Fund ◾ PAGE 20

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$93.35	$109.41	$101.78	$101.60	$93.27	$107.00
Income from investment operations:
Net investment income	1.42	1.90	1.74	2.19 (a)	2.48	2.20
Net realized and unrealized gain (loss)	3.78	(9.86)	17.51	5.03	15.35	(7.00)
Total from investment operations	5.20	(7.96)	19.25	7.22	17.83	(4.80)
Distributions to shareholders from:
Net investment income	(1.35)	(1.91)	(1.75)	(2.22)	(2.46)	(2.01)
Net realized gain	(0.47)	(6.19)	(9.87)	(4.82)	(7.04)	(6.92)
Total distributions	(1.82)	(8.10)	(11.62)	(7.04)	(9.50)	(8.93)
Net asset value, end of period	$96.73	$93.35	$109.41	$101.78	$101.60	$93.27
Total return	5.63%	(7.28)%	19.28%	7.85%	19.62%	(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12,146	$12,810	$15,320	$14,110	$15,747	$14,181
Ratio of expenses to average net assets	0.52%(b)	0.52%	0.52%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.89%(b)	2.03%	1.51%	2.29%(a)	2.46%	2.06%
Portfolio turnover rate	17%	59%	49%	54%	35%	24%
Portfolio turnover rate excluding TBA rolls(c)	17%	41%	31%	50%	32%	24%
Class X(d)
Net asset value, beginning of period	$93.37	$101.25
Income from investment operations:
Net investment income	1.25	1.43
Net realized and unrealized gain (loss)	3.99	(2.32)
Total from investment operations	5.24	(0.89)
Distributions to shareholders from:
Net investment income	(1.40)	(1.54)
Net realized gain	(0.47)	(5.45)
Total distributions	(1.87)	(6.99)
Net asset value, end of period	$96.74	$93.37
Total return	5.68%	(0.78)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,350	$700
Ratio of expenses to average net assets	0.42%(b)	0.41%(b)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.47%(b)	0.47%(b)
Ratio of net investment income to average net assets	3.08%(b)	2.42%(b)
Portfolio turnover rate	17%	59%
Portfolio turnover rate excluding TBA rolls(c)	17%	41%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.

(b)	Annualized
(c)	See Note 1 regarding To-Be-Announced securities
(d)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Financial Statements
PAGE 21 ◾ Dodge & Cox Balanced Fund

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
Dodge & Cox Balanced Fund ◾ PAGE 22

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
PAGE 23 ◾ Dodge & Cox Balanced Fund

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Balanced Fund ◾ PAGE 24

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

Income Fund | Class I (dodix) | Class X (doxix)
ESTABLISHED 1989

06/23 IF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Income Fund—Class I had a total return of 3.21% for the six-month period ended June 30, 2023, compared to a return of 2.09% for the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg).1
Market Commentary
The first half of 2023 brought renewed bond market volatility amid changing investor expectations regarding inflation, economic growth, and Federal Reserve policy. Concerns about the health of regional banks sent U.S. Treasury yields sharply lower and credit spreads wider in March, but markets recovered in the second quarter as stress in the Banking sector eased. Investors then turned their attention to the resilient labor market and higher-than-expected inflation. Amid the volatility, the Credit sector performed particularly well, making it a leading contributor to the Bloomberg U.S. Agg’s 2.1% first-half return.
After raising the federal funds rate by a total of 75 basis points2 (bps) over the first five months of the year, the Fed held steady in June, partly to assess the cumulative impact of 15 months of significant rate hikes on the economy. Core PCE3, the Fed’s preferred inflation metric, rose 4.6% from a year earlier, a deceleration from the 40-year highs reached in early 2022, but still well above the central bank’s 2% target. As a result of continued inflation pressure, policymakers have signaled additional hikes are likely this year.
Despite higher interest rates, the U.S. economy expanded at a 2% annualized rate in the first quarter according to the Bureau of Economic Analysis, much faster than its previous estimate of 1.3%. The labor market remained robust as employers added 280,000 jobs per month on average over the first half of the year. Meanwhile, the unemployment rate hovered near historical lows.
For the first six months of the year, the investment-grade Corporate sector returned 3.2%4 and outperformed comparable-duration5 Treasuries by 1.6 percentage points as credit spreads narrowed despite intra-period volatility. The Agency6 mortgage-backed securities (MBS) sector returned 1.9% and modestly outperformed comparable-duration Treasuries.
Investment Strategy
After 2022, one of the most challenging calendar years on record for fixed income investors, the broad fixed income market delivered a positive return for the first half of 2023 despite ongoing volatility. Much of this result came from the tailwind provided by the highest bond yields in 15 years, which cushioned the negative effects of an assortment of troubling developments, including the failure of three significant U.S. regional banks, prolonged and contentious debt ceiling negotiations, and still-elevated inflation.
Over the first half of the year, we adjusted the Fund’s credit and interest rate exposures in response to changing relative valuations. We also made other modest adjustments in the portfolio, although it retains the same general themes. The Fund has sizeable exposures to credit7 securities (45%) and Agency MBS (40%), both of which represent meaningful overweight positions relative to the Bloomberg U.S. Agg.8 The Fund also features a small position in asset-backed securities (5%). The Fund’s weighting in U.S. Treasuries (8%) and net cash (1%) serves as “dry powder” that we can deploy as we uncover compelling investment opportunities in the future. We continue to position the Fund with a below-benchmark duration (5.2 years versus 6.3 for the Bloomberg U.S. Agg) and lower exposure to the long end of the yield curve.
We are excited about the prospects for fixed income as an asset class given the relatively high level of starting yields, and we are optimistic about our ability to add value through our actively managed investment approach.
The Credit Sector: Opportunistic Trims and Adds
Within the Credit sector, we sold or trimmed several corporate issuers that had performed well and reached full valuations. Examples include AbbVie, CVS, HSBC, and Oracle.9 Meanwhile, we added to a number of existing credit holdings and initiated small positions in four issuers: American Electric Power, Charles Schwab, Foundry JV Holdco, and UBS Group. On a net basis, these adjustments reduced the portfolio’s credit weighting by four percentage points.
Early in the year, we initiated a small position in senior (non-preferred) bonds issued by UBS Group. UBS has a diverse mix of market-leading high-return businesses, including a large and growing wealth management segment, domestic Swiss banking, and a de-risked capital markets operation. The Group runs its business with high capital ratios and substantial balance sheet liquidity. We later added slightly to the position upon news of its merger with Credit Suisse. In our view, UBS received favorable deal terms, including a low purchase price and downside protection from the Swiss government. Meanwhile, the merger created unique synergies and substantial market concentration in the Swiss banking business. While combining these entities introduces new hurdles for UBS, including increased organizational complexity, challenges in integrating Credit Suisse, and litigation, we believe the benefits outweigh the challenges from a credit perspective.
We are optimistic about the long-term total return prospects for the Fund’s credit holdings. Although broad credit market spreads (as represented by the U.S. Credit Index) narrowed over the first half of the year and are now in line with long-term averages, the Fund’s credit portfolio is substantially different from the market. Our rigorous credit underwriting process helps us identify attractively priced issuers with strong fundamentals that are able to navigate a range of economic environments. Reflecting our selectivity, the credit portfolio features 74 issuers (versus over 1,000 in the U.S. Credit Index). The Fund’s holdings have a higher yield premium (215 bps versus 114 bps) and a shorter duration (5.4 years versus 7.0 years). Future bouts of volatility are likely given uncertain Fed policy, persistent recession concerns, and ongoing geopolitical tensions. Wider credit spreads are certainly a risk given the Fund’s overweight positioning, but we believe the credit portfolio’s selectivity and yield cushion will add to total returns over time.
The Securitized Sector: Strong Fundamentals at Attractive Valuations
Rising interest rates over the past 18 months have pushed mortgage rates to near multi-decade highs of around 6.7% as of June 30. Virtually all existing mortgage borrowers lack financial incentives to refinance, leading to low prepayments and high cash flow stability on the Agency MBS which feature these loans. This is advantageous from a fundamental standpoint because the primary risk for which Agency MBS investors are paid is the timing and variability of cash flows from the underlying loans. At the same time, Agency MBS valuations have remained wide (and attractive) for more technical reasons: Banking sector stress, the Fed’s ongoing reduction of its MBS portfolio, and interest rate volatility. In addition, the FDIC
PAGE 1 ◾ Dodge & Cox Income Fund

takeover of Silicon Valley Bank and Signature Bank led to liquidations of over $50 billion of MBS, adding to supply and further pressuring MBS valuations. In short, the fundamentals and pricing of Agency mortgage bonds are attractive and have led us to maintain a sizable Agency MBS pass-through exposure in the Fund.
Within the Fund’s diversified set of Agency MBS, we continue to favor 30-year 2% and 2.5% coupon pass-through securities given their low prepayment risk and compelling valuations. The portfolio also holds Ginnie Mae-guaranteed Home Equity Conversion Mortgages (also known as reverse mortgages) and hybrid ARMs (adjustable-rate mortgages). These are two unique, out-of-benchmark, floating-rate securities that offer diversification benefits and trade at compelling valuations versus short duration alternatives. We are optimistic overall about the Fund’s Agency MBS holdings, which offer dependable liquidity, relatively low volatility (compared to credit securities), and attractive return prospects over our investment horizon.
The Fund also holds a small position in AAA-rated asset-backed securities (ABS). These are primarily FFELP Student Loan ABS, which are high-quality, short-duration structured products backed by 97% federally guaranteed student loans. Along with expectations for rising consumer debt and delinquencies, the expiration of the pandemic era forbearance program on student loans could further pressure repayment rates. But we believe the attractive spreads of the portfolio’s ABS holdings compensate for these risks and are further comforted by the high degree of federal government support on the underlying FFELP student loans.
Economic Outlook and Portfolio Duration: Balancing Risks in Light of Flat Yield Curve
The Fed’s interest rate hikes in the first half of the year brought the fed funds rate up to 5.25%, its highest level in over 15 years. Meanwhile, yield volatility has been remarkable, illustrated by the 2-year U.S. Treasury, which fluctuated between 3.8% and 5.1% over the first half of the year. These market events reflect the elevated inflation environment and resilient economy the Fed has been seeking to navigate.
Our investment team regularly produces long-term base, up, and down case economic scenarios. Currently, in our base case, we expect the Fed’s actions to achieve a relatively “soft landing” in which the economy avoids a deep recession. That said, we believe economic growth is most likely to slow meaningfully later this year, possibly into mild recession territory. In turn, inflation is likely to continue moderating, but not fall back to the Fed’s 2% target until at least 2024. In the interim, we expect the Fed to raise rates to 5.5% or slightly higher, pausing there until inflation trends consolidate convincingly toward target as the labor market loosens. Around these baseline views, the team has also considered alternative scenarios where inflation remains stickier (calling for higher rates) or growth weakens significantly more (calling for lower rates).
As of June 30, the Fund’s duration was 5.2 years (versus 6.3 years for the Bloomberg U.S. Agg), with a lower exposure to the long end of the yield curve. We trimmed duration by 0.25 years in March, following a sharp decline in interest rates. This shift was in contrast to last year, when we lengthened portfolio duration amidst what was then a rising rate environment. This reflects our view that rates will remain relatively high given the resilience of the economy and stubbornness of inflation, which is likely to remain above target for some time despite considerable monetary tightening. Moreover, short- and intermediate-term yields are higher than long-term yields given the inverted yield curve. Combined with other portfolio considerations, including yield advantage and exposure to credit risk, we believe this duration positioning is prudent in the present context.
In Closing
Overall, we are optimistic about the Fund’s current portfolio and its long-term return prospects. Treasury yields are significantly higher than in years past, and we continue to find attractive opportunities to add value within the Credit and Securitized sectors. We believe the fixed income asset class continues to serve a vital role in many portfolios by providing investors with liquidity, current income, diversification, and, typically, low correlation to riskier asset classes over multi-year investment horizons.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate
Bond Index is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

2	One basis point is equal to 1/100th of 1%.
3	Personal consumption expenditures (PCE) measure how much consumers spend on durable and non-durable goods and services. Core PCE prices exclude food and energy prices.
4	Return as calculated and reported by Bloomberg.
5	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
6	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
7	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
8	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2023.
9	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Income Fund ◾ PAGE 2

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund outperformed the Bloomberg U.S. Agg by 1.12 percentage points year to date.
Key contributors to relative results included the Fund’s:
◾ Credit issuer selection, particularly Charter Communications, HSBC, Enel, and Telecom Italia;
◾ Underweight to U.S. Treasuries and overweight to corporate bonds;
◾ Below-benchmark duration position; and
◾ Strong performance of FFELP* Student Loan ABS.
*FFELP is the Federal Family Education Loan Program.
There were no notable detractors during the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure of 24 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Income Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

Dodge & Cox Income Fund Class I $12,861
Bloomberg U.S. Agg. Bond Index $11,624
$30,000
20,000
10,000
5,000
6/30/13
6/30/15
6/30/17
6/30/19
6/30/21
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund
Class I	1.82%	2.02%	2.55%	3.80%
Class X (a)	1.88	2.03	2.56	3.80
Bloomberg U.S. Aggregate Bond Index	-0.94	0.77	1.52	3.01
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Income Fund
Class I	0.41%	0.41%
Class X	0.33%(b)	0.36%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.33% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of
Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-
year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit
Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade fixed income securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit:
www.dodgeandcox.com/incomefund
Dodge & Cox Income Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification	% of Net Assets
Securitized	45.9
Corporate	39.2
U.S. Treasury	8.2
Government-Related	4.6
Net Cash & Other(a)	2.1
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,032.10	$2.07	0.41%
Based on hypothetical 5% yearly return	1,000.00	1,022.76	2.06	0.41
Class X
Based on actual return	$1,000.00	$1,031.60	$1.66	0.33%
Based on hypothetical 5% yearly return	1,000.00	1,023.16	1.66	0.33
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Income Fund

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities: 97.9%
	Par Value	Value
U.S. Treasury: 8.2%
U.S. Treasury Note/Bond
0.375%, 4/15/24	$280,000,000	$269,182,813
0.25%, 5/15/24	650,000,000	621,537,111
4.25%, 9/30/24	300,000,000	296,062,500
0.25%, 8/31/25	350,000,000	317,542,967
3.875%, 12/31/27	350,000,000	345,091,796
3.50%, 1/31/28	600,000,000	582,632,814
3.375%, 8/15/42	825,735,000	749,515,787
4.00%, 11/15/42	150,000,000	149,039,063
2.875%, 5/15/52	1,087,980,000	901,620,928
3.00%, 8/15/52	435,553,000	370,322,135
4.00%, 11/15/52	625,000,000	641,992,188
		5,244,540,102
Government-Related: 4.6%
Agency: 2.5%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	35,016,000	32,713,544
7.25%, 3/17/44	18,915,000	18,670,158
6.90%, 3/19/49	154,599,000	142,654,697
6.75%, 6/3/50	103,465,000	92,630,557
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32	597,021,000	453,947,604
6.625%, 6/15/35	189,761,000	132,326,266
6.50%, 6/2/41	45,052,000	28,604,213
6.375%, 1/23/45	135,151,000	83,009,555
6.75%, 9/21/47	66,966,000	42,049,505
6.35%, 2/12/48	22,440,000	13,572,241
7.69%, 1/23/50	842,760,000	571,251,382
		1,611,429,722
Local Authority: 1.9%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	6,395,355
6.758%, 7/1/34	183,745,000	207,812,214
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	50,922,392
7.102%, 1/1/41	146,892,000	178,950,929
Regents of the UC Medical Center RB
4.563%, 5/15/53	98,330,000	91,254,311
State of California GO
7.50%, 4/1/34	80,226,000	97,690,109
7.30%, 10/1/39	183,965,000	222,133,046
State of Illinois GO
5.10%, 6/1/33	356,600,000	350,433,388
		1,205,591,744
Sovereign: 0.2%
Colombia Government (Colombia)
5.625%, 2/26/44	106,025,000	78,750,914
5.00%, 6/15/45	77,700,000	53,946,658
5.20%, 5/15/49	48,525,000	33,276,018
		165,973,590
		2,982,995,056
Securitized: 45.9%
Asset-Backed: 5.6%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20G 1, 4.35%, 7/1/23	1,097	1,097
Series 2004-20L 1, 4.87%, 12/1/24	60,890	60,127
Series 2005-20B 1, 4.625%, 2/1/25	178,321	174,216
Series 2005-20D 1, 5.11%, 4/1/25	4,977	4,857
Series 2005-20E 1, 4.84%, 5/1/25	233,711	228,639
Series 2005-20G 1, 4.75%, 7/1/25	331,887	325,810

	Par Value	Value
Series 2005-20H 1, 5.11%, 8/1/25	$3,485	$3,429
Series 2005-20I 1, 4.76%, 9/1/25	431,187	417,406
Series 2006-20A 1, 5.21%, 1/1/26	371,657	364,436
Series 2006-20B 1, 5.35%, 2/1/26	117,316	114,855
Series 2006-20C 1, 5.57%, 3/1/26	478,598	469,205
Series 2006-20G 1, 6.07%, 7/1/26	834,370	822,373
Series 2006-20H 1, 5.70%, 8/1/26	8,814	8,687
Series 2006-20I 1, 5.54%, 9/1/26	13,926	13,753
Series 2006-20J 1, 5.37%, 10/1/26	324,414	321,342
Series 2006-20L 1, 5.12%, 12/1/26	328,049	322,861
Series 2007-20A 1, 5.32%, 1/1/27	808,636	795,373
Series 2007-20C 1, 5.23%, 3/1/27	1,250,362	1,225,658
Series 2007-20D 1, 5.32%, 4/1/27	894,649	870,895
Series 2007-20G 1, 5.82%, 7/1/27	971,935	955,543
		7,500,562
Other: 0.7%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	121,484,449	122,243,727
9.75%, 1/6/27(a)	138,619,176	142,604,478
8.20%, 4/6/28(a)	166,943,863	167,569,902
		432,418,107
Student Loan: 4.9%
Navient Student Loan Trust
USD LIBOR 1-Month
+0.60%, 5.75%, 5/27/49	18,305,794	17,793,470
+1.25%, 6.40%, 6/25/65(a)	218,603,983	218,454,348
+1.15%, 6.30%, 3/25/66(a)	195,920,388	192,967,241
+1.30%, 6.45%, 3/25/66(a)	145,962,536	144,774,299
+0.80%, 5.95%, 7/26/66(a)	255,917,575	248,496,809
+1.05%, 6.20%, 7/26/66(a)	288,478,535	283,579,564
+1.15%, 6.30%, 7/26/66(a)	212,967,000	210,413,185
+1.00%, 6.15%, 9/27/66(a)	112,673,142	110,695,988
+1.05%, 6.20%, 12/27/66(a)	154,329,186	152,680,858
+0.72%, 5.87%, 3/25/67(a)	89,818,381	87,768,914
+0.80%, 5.95%, 3/25/67(a)	137,973,000	134,398,202
+0.68%, 5.83%, 6/27/67(a)	151,816,371	148,515,883
+1.00%, 6.15%, 2/27/68(a)	77,946,248	76,599,898
+0.83%, 5.98%, 7/25/68(a)	50,431,913	49,301,628
+0.81%, 5.96%, 7/25/68(a)	55,327,752	54,092,947
+1.05%, 6.20%, 6/25/69(a)	33,927,575	33,477,712
+0.90%, 1.04%, 8/26/69(a)	49,927,804	48,956,204
+0.60%, 5.75%, 12/26/69(a)	50,869,734	49,474,942
+0.70%, 5.85%, 2/25/70(a)	159,694,110	155,984,767
+0.55%, 0.70%, 2/25/70(a)	70,189,953	68,029,829
Navient Student Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 12/16/58(a)	2,456,329	2,426,972
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 6.35%, 10/25/34	17,928,849	17,850,191
USD LIBOR 3-Month
+0.63%, 5.885%, 1/25/40(a)	82,187,504	79,295,375
+0.17%, 5.425%, 7/25/40	12,572,066	12,065,960
+0.49%, 5.745%, 4/27/43	49,335,031	46,238,419
+0.55%, 5.805%, 10/25/64(a)	43,544,898	42,583,479
+0.55%, 5.805%, 10/25/64(a)	19,512,395	19,071,333
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(a)	6,076,275	5,819,228
Series 2017-B A2A, 2.82%, 10/15/35(a)	8,173,873	7,776,010
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 6

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
Series 2018-A A2A, 3.50%, 2/15/36(a)	$36,151,754	$34,543,385
Series 2018-B A2A, 3.60%, 1/15/37(a)	26,640,498	25,388,816
Series 2021-A APT2, 1.07%, 1/15/53(a)	31,010,684	26,505,290
Series 2023-B A1A, 4.99%, 10/16/56(a)	203,565,000	198,325,664
Series 2022-D A1A, 5.37%, 10/15/58(a)	183,059,874	179,899,986
		3,184,246,796
		3,624,165,465
CMBS: 0.4%
Agency CMBS: 0.4%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.475%, 3/25/26(b)	108,602,775	3,404,024
Series K056 X1, 1.375%, 5/25/26(b)	36,019,765	1,031,685
Series K062 X1, 0.418%, 12/25/26(b)	298,369,223	2,729,959
Series K064 X1, 0.736%, 3/25/27(b)	376,174,599	7,029,575
Series K065 X1, 0.805%, 4/25/27(b)	454,430,923	9,599,762
Series K066 X1, 0.885%, 6/25/27(b)	366,678,610	8,856,572
Series K067 X1, 0.707%, 7/25/27(b)	461,206,280	8,924,756
Series K069 X1, 0.474%, 9/25/27(b)	92,003,157	1,201,626
Series K070 X1, 0.456%, 11/25/27(b)	193,753,098	2,400,020
Series K071 X1, 0.414%, 11/25/27(b)	250,472,983	2,667,487
Series K089 X1, 0.687%, 1/25/29(b)	513,334,599	13,273,344
Series K091 X1, 0.706%, 3/25/29(b)	255,889,730	7,057,439
Series K092 X1, 0.855%, 4/25/29(b)	482,799,010	16,454,225
Series K093 X1, 1.093%, 5/25/29(b)	230,451,076	10,166,856
Series K094 X1, 1.015%, 6/25/29(b)	319,444,333	13,590,280
Series K095 X1, 1.084%, 6/25/29(b)	222,513,147	10,063,268
Series K096 X1, 1.257%, 7/25/29(b)	541,491,201	29,499,358
Series K097 X1, 1.22%, 7/25/29(b)	242,962,577	12,977,409
Series K098 X1, 1.268%, 8/25/29(b)	468,451,388	26,360,322
Series K099 X1, 1.003%, 9/25/29(b)	510,316,471	22,431,522
Series K101 X1, 0.947%, 10/25/29(b)	196,222,922	8,302,506
Series K102 X1, 0.944%, 10/25/29(b)	547,515,494	22,836,159
Series K152 X1, 1.101%, 1/25/31(b)	120,705,944	6,264,626
Series K154 X1, 0.433%, 11/25/32(b)	361,844,904	7,146,256
Series K-1511 X1, 0.929%, 3/25/34(b)	174,034,518	9,547,029
		263,816,065
		263,816,065
Mortgage-Related: 39.9%
Federal Agency CMO & REMIC: 6.9%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	6,609	6,700
Series 1997-2 Z, 7.50%, 6/15/27	1,801,275	1,822,982
Series 1998-2 2A, 8.613%, 8/15/27(b)	1,531	1,541
Series 1998-1 1A, 8.293%, 3/15/28(b)	13,231	13,294
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	65,082	65,412
Trust 1998-58 PC, 6.50%, 10/25/28	391,984	394,535
Trust 2001-69 PQ, 6.00%, 12/25/31	536,223	543,826
Trust 2002-33 A1, 7.00%, 6/25/32	919,646	932,247
Trust 2002-69 Z, 5.50%, 10/25/32	73,578	73,457
Trust 2008-24 GD, 6.50%, 3/25/37	248,253	256,024
Trust 2007-47 PE, 5.00%, 5/25/37	691,263	671,006
Trust 2009-30 AG, 6.50%, 5/25/39	2,586,709	2,667,650

	Par Value	Value
Trust 2009-40 TB, 6.00%, 6/25/39	$1,165,011	$1,213,003
Trust 2001-T3 A1, 7.50%, 11/25/40	43,158	43,243
Trust 2010-123 WT, 7.00%, 11/25/40	10,201,091	10,576,210
Trust 2001-T7 A1, 7.50%, 2/25/41	54,517	57,371
Trust 2001-T5 A2, 6.971%, 6/19/41(b)	20,961	21,500
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	116,067	117,771
Trust 2001-T4 A1, 7.50%, 7/25/41	800,927	806,383
Trust 2011-58 AT, 4.00%, 7/25/41	3,131,123	2,990,301
Trust 2001-T10 A1, 7.00%, 12/25/41	784,834	792,866
Trust 2013-106 MA, 4.00%, 2/25/42	8,937,141	8,476,904
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,052,251	1,012,043
Trust 2002-W8 A2, 7.00%, 6/25/42	707,583	734,522
Trust 2002-90 A1, 6.50%, 6/25/42	2,085,841	2,133,936
Trust 2002-T16 A3, 7.50%, 7/25/42	1,785,315	1,887,022
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,552,075	3,672,231
Trust 2003-W4 3A, 4.71%, 10/25/42(b)	935,931	937,922
Trust 2012-121 NB, 7.00%, 11/25/42	359,044	377,086
Trust 2003-W1 2A, 5.224%, 12/25/42(b)	1,258,967	1,202,196
Trust 2003-7 A1, 6.50%, 12/25/42	1,722,162	1,743,059
Trust 2004-T1 1A2, 6.50%, 1/25/44	611,402	619,991
Trust 2004-W2 2A2, 7.00%, 2/25/44	71,252	73,286
Trust 2004-W2 5A, 7.50%, 3/25/44	1,179,314	1,216,900
Trust 2004-W8 3A, 7.50%, 6/25/44	880,519	895,731
Trust 2004-W15 1A2, 6.50%, 8/25/44	291,243	294,263
Trust 2005-W1 1A3, 7.00%, 10/25/44	2,899,756	2,893,507
Trust 2001-79 BA, 7.00%, 3/25/45	192,913	195,425
Trust 2006-W1 1A1, 6.50%, 12/25/45	130,038	131,855
Trust 2006-W1 1A2, 7.00%, 12/25/45	849,820	875,144
Trust 2006-W1 1A3, 7.50%, 12/25/45	14,226	14,586
Trust 2006-W1 1A4, 8.00%, 12/25/45	876,266	903,718
Trust 2007-W10 1A, 6.147%, 8/25/47(b)	2,965,854	2,923,854
Trust 2007-W10 2A, 6.304%, 8/25/47(b)	893,391	879,868
Trust 2018-28 PT, 3.50%, 5/25/48	5,508,043	5,102,675
USD LIBOR 1-Month
+0.55%, 5.70%, 9/25/43	10,120,110	9,867,093
+0.40%, 5.55%, 7/25/44	760,948	715,804
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	42,544	43,760
Series 3312 AB, 6.50%, 6/15/32	935,168	957,405
Series T-41 2A, 4.682%, 7/25/32(b)	104,783	100,789
Series 2587 ZU, 5.50%, 3/15/33	1,226,633	1,215,944
Series 2610 UA, 4.00%, 5/15/33	631,752	601,571
Series T-48 1A, 4.392%, 7/25/33(b)	1,381,635	1,301,671
Series 2708 ZD, 5.50%, 11/15/33	4,409,217	4,407,981
Series 3204 ZM, 5.00%, 8/15/34	2,239,567	2,198,928
Series 3330 GZ, 5.50%, 6/15/37	292,594	286,175
Series 3427 Z, 5.00%, 3/15/38	1,090,534	1,079,791
Series T-51 1A, 6.50%, 9/25/43(b)	36,088	35,788
Series 4283 DW, 4.50%, 12/15/43(b)	20,688,727	20,187,232
PAGE 7 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
Series 4283 EW, 4.50%, 12/15/43(b)	$12,781,562	$12,407,955
Series 4281 BC, 4.50%, 12/15/43(b)	36,116,064	35,276,434
Series 4319 MA, 4.50%, 3/15/44(b)	6,986,851	6,824,077
Ginnie Mae
Series 2014-184 GZ, 3.50%, 12/20/44	5,840,985	5,340,483
Series 2015-24 Z, 3.50%, 2/20/45	18,316,032	16,848,335
Series 2015-69 DZ, 3.50%, 5/20/45	4,244,634	3,865,496
Series 2015-69 KZ, 3.50%, 5/20/45	13,854,162	12,616,635
United States 30 Day Average SOFR
+0.55%, Series 2022-H04 FG, 5.156%, 2/20/67	33,423,565	33,018,949
+0.50%, Series 2022-H04 GF, 5.14%, 2/20/67	32,849,569	32,405,190
+0.50%, Series 2022-H07 FB, 4.764%, 1/20/68	97,095,553	95,203,792
+0.30%, Series 2022-H06 FA, 4.775%, 2/20/68	116,366,467	113,554,611
+0.50%, Series 2022-H07 AF, 5.235%, 2/20/68	40,717,440	40,019,966
+0.50%, Series 2022-H07 BF, 4.843%, 2/20/68	145,394,795	142,551,818
+0.50%, Series 2022-H07 FH, 4.37%, 6/20/68	7,275,462	7,112,765
+0.41%, Series 2022-H06 FC, 3.761%, 8/20/68	68,364,247	66,814,942
+1.30%, Series 2023-H08 EF, 4.241%, 7/20/71	73,138,742	73,177,469
+1.02%, Series 2023-H08 FE, 3.982%, 8/20/71	40,200,753	40,238,445
+1.00%, Series 2022-H20 FB, 4.048%, 8/20/71	44,311,828	43,768,060
+1.45%, Series 2021-H12 EF, 6.091%, 8/20/71	39,657,926	39,902,952
+0.70%, Series 2021-H17 FA, 4.246%, 11/20/71	35,027,448	34,390,071
+0.82%, Series 2021-H19 FM, 5.886%, 12/20/71	39,360,182	38,758,077
+0.80%, Series 2022-H08 FL, 4.451%, 12/20/71	104,948,705	103,050,435
+0.80%, Series 2022-H02 FC, 5.866%, 1/20/72	120,208,493	119,218,576
+0.35%, Series 2022-H01 FA, 5.416%, 1/20/72	49,018,865	47,236,853
+0.82%, Series 2022-H04 HF, 5.886%, 2/20/72	191,033,050	188,304,831
+0.75%, Series 2022-H07 F, 5.816%, 2/20/72	41,247,080	40,820,016
+0.75%, Series 2022-H08 FE, 5.681%, 3/20/72	52,060,788	50,677,897
+0.74%, Series 2022-H09 FC, 5.806%, 4/20/72	65,057,496	63,868,440
+1.00%, Series 2022-H11 FG, 6.066%, 4/20/72	17,967,867	17,913,875
+0.95%, Series 2022-H10 FA, 6.016%, 5/20/72	101,971,430	101,706,447
+0.95%, Series 2022-H11 AF, 6.016%, 5/20/72	19,286,790	19,138,867
+0.90%, Series 2022-H11 F, 5.966%, 5/20/72	183,403,947	181,528,770
+0.97%, Series 2022-H11 EF, 6.036%, 5/20/72	45,976,638	45,809,302

	Par Value	Value
+0.95%, Series 2022-H12 FA, 6.016%, 6/20/72	$245,042,462	$243,115,301
+1.10%, Series 2022-H23 FA, 6.166%, 10/20/72	234,685,960	231,398,502
+1.63%, Series 2023-H08 FG, 4.461%, 2/20/73	37,825,543	38,287,707
+1.42%, Series 2023-H13 FJ, 6.486%, 2/20/73	60,826,642	61,111,851
+1.10%, Series 2023-H08 FD, 6.166%, 3/20/73	138,521,333	139,134,456
USD LIBOR 1-Month
+0.65%, 4.186%, 10/20/64	4,417,933	4,364,441
+0.63%, 5.343%, 4/20/65	6,462,813	6,379,950
+0.60%, 5.129%, 7/20/65	4,050,060	4,013,580
+0.60%, 5.694%, 8/20/65	3,857,829	3,818,569
+0.62%, 4.499%, 9/20/65	884,926	874,486
+0.75%, 4.495%, 11/20/65	16,815,209	16,649,897
+0.90%, 5.099%, 3/20/66	10,152,403	10,046,076
+0.90%, 5.664%, 4/20/66	11,877,056	11,785,628
+0.78%, 5.021%, 9/20/66	5,279,975	5,244,946
+0.75%, 5.844%, 10/20/66	27,782,364	27,689,818
+0.80%, 4.999%, 11/20/66	12,992,119	12,878,994
+0.81%, 5.105%, 12/20/66	7,147,169	7,091,339
+0.57%, 5.664%, 9/20/67	17,166,727	17,034,239
+0.50%, 5.056%, 6/20/68	22,407,725	22,074,701
+0.50%, 4.954%, 11/20/68	20,534,922	20,213,723
+0.60%, 5.694%, 9/20/69	20,370,319	19,809,461
+0.60%, 3.598%, 11/20/69	17,749,051	17,316,624
+0.65%, 5.744%, 11/20/69	21,254,956	20,876,450
+0.65%, 3.883%, 11/20/69	65,115,082	63,275,639
+0.65%, 3.783%, 11/20/69	13,413,906	13,059,720
+0.55%, 3.964%, 3/20/70	68,447,523	65,938,394
+0.85%, 4.669%, 9/20/71	6,617,780	6,505,405
USD LIBOR 12-Month
+0.30%, 4.008%, 9/20/66	9,495,521	9,392,442
+0.28%, 3.848%, 12/20/66	16,903,160	16,722,534
+0.30%, 4.313%, 1/20/67	52,948,470	52,350,232
+0.31%, 4.341%, 1/20/67	20,963,892	20,734,946
+0.30%, 5.729%, 1/20/67	56,258,502	55,705,335
+0.25%, 5.576%, 2/20/67	9,400,018	9,231,143
+0.20%, 5.526%, 3/20/67	2,093,840	2,065,044
+0.30%, 6.014%, 4/20/67	13,502,925	13,333,338
+0.20%, 5.023%, 5/20/67	22,045,273	21,721,203
+0.30%, 4.941%, 5/20/67	10,719,224	10,584,910
+0.20%, 5.229%, 6/20/67	53,864,522	53,067,989
+0.30%, 5.184%, 6/20/67	12,056,255	11,936,559
+0.20%, 3.764%, 8/20/67	12,712,328	12,561,185
+0.27%, 3.978%, 9/20/67	36,280,688	35,826,000
+0.25%, 3.958%, 9/20/67	12,304,396	12,141,458
+0.25%, 4.123%, 10/20/67	26,112,058	25,758,521
+0.23%, 4.439%, 10/20/67	87,704,794	86,576,551
+0.23%, 4.439%, 10/20/67	42,005,464	41,453,155
+0.22%, 3.841%, 10/20/67	17,685,432	17,468,319
+0.20%, 3.933%, 11/20/67	9,735,769	9,615,309
+0.22%, 5.001%, 11/20/67	12,680,076	12,448,328
+0.22%, 5.001%, 11/20/67	75,027,443	74,039,962
+0.06%, 4.642%, 12/20/67	29,493,484	28,893,342
+0.18%, 3.559%, 12/20/67	18,944,167	18,647,895
+0.16%, 3.708%, 12/20/67	17,363,240	17,069,171
+0.15%, 4.707%, 12/20/67	21,290,745	20,945,852
+0.15%, 4.435%, 1/20/68	9,144,483	8,979,603
+0.08%, 5.562%, 1/20/68	25,427,337	25,056,975
+0.06%, 5.542%, 1/20/68	55,161,295	54,113,434
+0.10%, 5.582%, 2/20/68	40,220,461	39,032,465
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 8

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
+0.15%, 3.016%, 2/20/68	$19,288,531	$18,909,586
+0.10%, 5.582%, 2/20/68	25,518,785	24,915,174
+0.04%, 5.366%, 2/20/68	28,376,175	27,798,731
+0.07%, 5.396%, 2/20/68	28,186,450	27,642,161
+0.05%, 2.825%, 2/20/68	14,832,135	14,593,729
+0.05%, 5.376%, 2/20/68	2,085,544	2,046,638
+0.06%, 5.386%, 3/20/68	7,735,924	7,484,806
+0.05%, 4.809%, 3/20/68	31,826,803	31,342,230
+0.03%, 4.872%, 3/20/68	9,469,114	9,272,011
+0.04%, 5.366%, 3/20/68	47,396,715	46,505,268
+0.04%, 5.366%, 3/20/68	16,400,073	15,883,358
+0.02%, 3.823%, 4/20/68	12,089,495	11,659,054
+0.05%, 4.175%, 4/20/68	20,740,054	20,063,808
+0.05%, 4.523%, 4/20/68	21,823,633	21,089,708
+0.04%, 4.414%, 5/20/68	21,004,402	20,351,835
+0.15%, 5.241%, 6/20/68	19,650,364	19,147,351
+0.25%, 3.025%, 7/20/68	19,833,552	19,378,374
+0.12%, 3.828%, 8/20/68	18,793,811	18,494,750
+0.10%, 4.309%, 10/20/68	35,267,192	34,432,291
+0.22%, 2.519%, 11/20/68	16,515,117	16,036,289
+0.30%, 5.081%, 11/20/68	20,135,337	19,924,124
+0.40%, 5.726%, 2/20/69	16,435,688	16,262,109
+0.40%, 3.641%, 10/20/69	10,034,027	9,892,915
+0.40%, 3.772%, 10/20/69	16,503,302	16,271,310
+0.50%, 5.281%, 11/20/69	33,399,547	32,893,113
Seasoned Credit Risk Transfer Trust 2017-4
Series 2017-4 M45T, 4.50%, 6/25/57	9,982,104	9,606,909
		4,398,996,538
Federal Agency Mortgage Pass-Through: 33.0%
Fannie Mae, 15 Year
5.50%, 10/1/23 - 7/1/25	322,109	320,699
5.00%, 9/1/25	81,778	81,304
4.00%, 9/1/25 - 11/1/33	134,631,005	130,141,448
3.50%, 9/1/28 - 12/1/29	18,956,673	18,199,601
4.50%, 3/1/29	1,654,979	1,632,530
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	108,748,373	106,731,996
4.00%, 9/1/30 - 3/1/37	542,343,503	527,593,479
3.50%, 11/1/35 - 4/1/37	81,427,177	77,055,147
2.00%, 6/1/41 - 3/1/42	431,091,092	366,284,100
2.50%, 9/1/41 - 6/1/42	199,027,023	173,274,366
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	34,866,962	36,002,093
7.00%, 4/1/32 - 2/1/39	3,125,532	3,302,990
6.50%, 12/1/32 - 8/1/39	14,247,643	14,844,811
5.50%, 2/1/33 - 11/1/39	51,163,052	52,335,090
4.50%, 11/1/35 - 11/1/48	545,333,100	535,634,352
5.00%, 7/1/37 - 3/1/49	33,970,776	33,896,067
4.00%, 10/1/40 - 2/1/47	130,403,997	124,619,294
3.50%, 3/1/50 - 8/1/52	1,605,093,766	1,469,132,412
2.50%, 6/1/50 - 4/1/52	3,656,881,884	3,129,382,534
2.00%, 6/1/50 - 1/1/52	2,782,088,924	2,288,727,462
3.50%, 1/1/51	725,409,555	668,988,962
3.00%, 4/1/52 - 5/1/52	231,841,333	205,799,919
3.50%, 5/1/52	2,095,155,935	1,909,632,265
3.50%, 7/1/52	498,257,556	454,137,482
3.50%, 12/1/52	404,240,983	368,445,929
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	59,488,944	57,830,622
2.50%, 3/1/62	145,283,794	118,923,477
Fannie Mae, Hybrid ARM
4.419%, 10/1/33(b)	429,412	436,032

	Par Value	Value
4.427%, 7/1/34(b)	$426,422	$420,305
3.779%, 8/1/34(b)	571,878	564,692
4.143%, 8/1/34(b)	22,546	22,359
4.078%, 9/1/34(b)	558,836	563,570
3.62%, 10/1/34 - 8/1/49(b)	3,162,810	3,056,061
4.192%, 1/1/35(b)	377,640	369,969
4.134%, 1/1/35(b)	304,947	298,001
4.174%, 4/1/35(b)	443,928	434,919
5.345%, 6/1/35(b)	170,138	165,597
4.374%, 7/1/35(b)	449,918	457,186
4.387%, 7/1/35(b)	158,774	156,657
3.761%, 7/1/35(b)	56,065	54,935
4.254%, 7/1/35(b)	135,282	132,421
4.004%, 8/1/35 - 8/1/44(b)	2,194,252	2,211,571
3.664%, 8/1/35(b)	896,601	881,629
3.557%, 8/1/35(b)	246,179	240,118
4.017%, 9/1/35(b)	262,428	258,088
3.801%, 10/1/35(b)	467,224	460,542
3.998%, 10/1/35(b)	178,429	175,431
3.996%, 11/1/35(b)	359,318	358,862
3.874%, 12/1/35(b)	45,768	44,772
4.076%, 1/1/36(b)	761,889	769,141
3.869%, 1/1/36(b)	580,361	572,304
4.456%, 1/1/36(b)	2,644,852	2,673,678
4.971%, 11/1/36(b)	453,380	446,977
4.815%, 12/1/36(b)	409,080	414,180
4.25%, 12/1/36(b)	194,303	191,483
3.814%, 1/1/37(b)	646,609	634,719
4.339%, 2/1/37(b)	666,237	658,412
5.35%, 4/1/37(b)	150,293	152,478
4.02%, 8/1/37(b)	63,357	62,427
3.727%, 11/1/37(b)	213,518	208,055
5.453%, 5/1/38(b)	914,042	898,783
4.345%, 5/1/38(b)	29,615,535	29,975,168
4.131%, 9/1/38(b)	93,884	92,109
3.816%, 10/1/38(b)	1,033,640	1,047,095
4.086%, 10/1/38(b)	179,876	176,523
4.247%, 10/1/38(b)	185,720	183,192
3.904%, 6/1/39(b)	96,007	93,906
4.028%, 12/1/39(b)	397,058	391,321
5.023%, 4/1/42(b)	1,372,325	1,367,036
3.92%, 9/1/42(b)	795,189	780,641
3.937%, 11/1/42(b)	1,075,370	1,068,846
6.278%, 12/1/42(b)	2,362,824	2,365,401
3.854%, 2/1/43(b)	1,526,571	1,516,946
4.162%, 2/1/43(b)	641,234	633,762
6.522%, 5/1/43(b)	836,546	837,077
5.22%, 6/1/43(b)	191,540	187,028
3.72%, 9/1/43(b)	185,538	181,118
3.81%, 9/1/43 - 12/1/43(b)	2,330,656	2,336,433
3.239%, 9/1/43(b)	375,926	381,707
4.081%, 10/1/43(b)	5,230,117	5,205,664
3.776%, 11/1/43(b)	2,587,906	2,582,760
3.162%, 11/1/43(b)	4,053,828	4,098,971
4.05%, 2/1/44(b)	89,790	87,845
4.018%, 2/1/44(b)	1,372,703	1,373,115
3.946%, 2/1/44 - 4/1/45(b)	7,560,799	7,563,846
4.332%, 4/1/44(b)	1,401,076	1,392,895
4.204%, 4/1/44(b)	905,625	888,925
4.635%, 4/1/44(b)	1,179,144	1,177,718
3.091%, 4/1/44(b)	3,580,374	3,585,666
4.281%, 4/1/44(b)	4,103,457	4,077,343
4.606%, 5/1/44(b)	1,427,797	1,420,375
4.074%, 5/1/44(b)	5,627,384	5,628,291
PAGE 9 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
4.047%, 7/1/44(b)	$423,422	$421,555
4.504%, 7/1/44(b)	1,858,831	1,875,631
4.651%, 7/1/44(b)	2,282,997	2,302,067
3.84%, 7/1/44 - 12/1/44(b)	4,668,033	4,673,271
3.83%, 7/1/44 - 12/1/44(b)	12,554,628	12,606,884
3.929%, 8/1/44(b)	4,427,130	4,463,057
3.905%, 9/1/44(b)	1,810,862	1,830,234
3.913%, 9/1/44(b)	4,182,079	4,211,660
3.819%, 10/1/44(b)	2,406,503	2,411,589
3.815%, 10/1/44(b)	853,304	847,494
3.827%, 10/1/44(b)	1,941,999	1,953,274
3.825%, 10/1/44(b)	4,422,865	4,445,379
3.805%, 10/1/44(b)	1,561,718	1,568,750
3.86%, 10/1/44(b)	1,347,811	1,353,136
3.85%, 10/1/44 - 12/1/44(b)	8,833,871	8,854,186
3.82%, 10/1/44(b)	818,756	806,081
3.821%, 11/1/44(b)	1,777,585	1,780,890
3.817%, 11/1/44(b)	2,901,131	2,913,594
3.812%, 11/1/44 - 12/1/44(b)	6,673,663	6,676,005
3.91%, 11/1/44(b)	862,569	852,050
3.836%, 1/1/45(b)	1,308,714	1,304,934
3.909%, 2/1/45(b)	1,907,756	1,907,701
3.018%, 3/1/45(b)	23,069,214	23,179,385
4.09%, 3/1/45(b)	1,184,438	1,177,869
4.738%, 4/1/45(b)	752,411	740,108
4.132%, 8/1/45(b)	1,563,730	1,577,173
4.801%, 8/1/45(b)	1,266,004	1,273,831
5.144%, 10/1/45(b)	3,269,095	3,339,459
5.229%, 11/1/45(b)	2,949,720	2,995,369
6.985%, 3/1/46 - 4/1/46(b)	660,788	650,250
4.046%, 4/1/46(b)	6,847,882	6,806,182
6.998%, 4/1/46(b)	2,290,552	2,321,688
7.095%, 4/1/46(b)	605,881	610,937
7.074%, 4/1/46(b)	770,423	782,286
4.559%, 5/1/46(b)	1,146,719	1,137,436
6.968%, 6/1/46(b)	356,374	361,070
2.448%, 6/1/46(b)	371,048	367,079
5.119%, 7/1/46(b)	423,628	428,754
2.258%, 12/1/46(b)	2,564,993	2,535,411
2.966%, 6/1/47(b)	2,368,436	2,348,152
3.14%, 6/1/47(b)	3,437,042	3,384,652
3.146%, 7/1/47 - 8/1/47(b)	5,642,568	5,546,749
3.097%, 7/1/47(b)	1,031,997	1,014,971
2.946%, 8/1/47(b)	979,815	960,448
3.214%, 8/1/47(b)	1,432,458	1,407,921
4.568%, 8/1/47(b)	3,193,795	3,201,920
3.098%, 10/1/47(b)	667,698	645,867
2.86%, 10/1/47(b)	1,381,393	1,352,822
2.951%, 11/1/47(b)	1,246,009	1,217,903
2.936%, 11/1/47(b)	2,068,727	2,007,145
3.274%, 1/1/48(b)	330,611	320,489
3.159%, 1/1/48(b)	827,989	800,687
3.138%, 3/1/48(b)	2,147,865	2,071,346
3.096%, 4/1/48(b)	1,040,005	1,000,134
3.15%, 5/1/48(b)	12,602,087	12,108,786
3.445%, 8/1/48(b)	997,502	959,747
3.347%, 10/1/48 - 10/1/49(b)	3,746,274	3,594,960
3.651%, 11/1/48(b)	1,346,268	1,303,679
3.316%, 4/1/49(b)	1,498,976	1,439,035
3.706%, 8/1/49(b)	6,817,138	6,585,043
3.624%, 8/1/49(b)	12,495,550	11,814,570
3.35%, 9/1/49(b)	10,385,928	9,741,334
3.394%, 9/1/49(b)	16,177,778	15,604,618
2.709%, 1/1/50(b)	2,789,364	2,617,523

	Par Value	Value
2.167%, 12/1/50(b)	$27,268,163	$24,180,747
2.044%, 5/1/52(b)	157,971,041	138,241,848
Freddie Mac, Hybrid ARM
4.029%, 9/1/33(b)	1,401,414	1,412,739
4.375%, 2/1/34 - 11/1/34(b)	1,531,268	1,529,855
4.084%, 8/1/34 - 9/1/35(b)	614,035	609,404
3.912%, 1/1/35(b)	89,933	87,966
4.475%, 2/1/35(b)	268,871	270,098
4.506%, 3/1/35(b)	295,014	295,931
5.125%, 4/1/35(b)	77,323	75,973
4.166%, 8/1/35(b)	302,859	301,085
4.12%, 8/1/35(b)	731,618	727,192
3.875%, 10/1/35 - 11/1/44(b)	2,582,867	2,572,198
4.37%, 1/1/36(b)	746,361	755,172
3.79%, 1/1/36(b)	658,331	654,082
3.967%, 1/1/36 - 1/1/44(b)	1,282,464	1,274,372
5.004%, 4/1/36(b)	810,770	814,664
4.094%, 8/1/36(b)	520,095	513,367
3.965%, 12/1/36(b)	295,846	291,256
4.064%, 1/1/37(b)	404,424	395,773
3.979%, 3/1/37(b)	724,134	707,367
4.977%, 4/1/37(b)	411,588	398,708
4.818%, 4/1/37(b)	406,091	406,287
5.00%, 5/1/37(b)	131,507	127,510
4.106%, 7/1/37(b)	1,232,002	1,241,919
4.374%, 1/1/38(b)	130,962	128,175
3.569%, 2/1/38(b)	184,114	180,929
5.045%, 4/1/38(b)	602,956	586,413
4.491%, 4/1/38(b)	1,166,867	1,176,080
5.309%, 5/1/38(b)	121,182	117,976
3.959%, 6/1/38(b)	418,157	410,990
4.23%, 10/1/38(b)	105,240	102,709
4.33%, 10/1/38(b)	811,360	803,019
4.585%, 11/1/39(b)	373,325	367,987
4.547%, 7/1/43(b)	370,297	365,512
4.083%, 8/1/43(b)	3,900,941	3,818,519
3.89%, 10/1/43(b)	424,072	425,177
3.91%, 1/1/44(b)	1,214,519	1,211,599
3.96%, 2/1/44(b)	2,265,816	2,257,795
4.208%, 4/1/44(b)	711,214	709,758
4.406%, 4/1/44(b)	988,470	980,045
4.275%, 5/1/44(b)	20,153,529	20,107,448
4.352%, 6/1/44(b)	2,631,023	2,626,301
4.925%, 6/1/44(b)	911,872	913,142
4.164%, 7/1/44(b)	860,358	853,654
4.468%, 7/1/44(b)	475,403	472,014
4.573%, 8/1/44(b)	1,218,588	1,223,103
4.076%, 8/1/44(b)	1,496,016	1,490,850
3.86%, 8/1/44 - 11/1/44(b)	6,921,848	6,906,618
3.874%, 9/1/44(b)	1,081,793	1,087,190
3.87%, 9/1/44 - 12/1/44(b)	11,020,111	11,004,375
3.88%, 10/1/44 - 1/1/45(b)	19,244,900	19,194,217
4.031%, 11/1/44(b)	1,016,713	1,017,334
3.867%, 11/1/44(b)	1,690,175	1,691,641
3.85%, 11/1/44 - 11/1/44(b)	6,537,613	6,517,557
3.864%, 11/1/44(b)	4,297,338	4,291,320
3.902%, 12/1/44(b)	3,308,047	3,284,914
3.896%, 1/1/45(b)	2,603,957	2,593,665
3.885%, 1/1/45(b)	1,561,563	1,550,744
3.981%, 1/1/45(b)	1,464,610	1,452,340
4.184%, 1/1/45(b)	2,888,598	2,885,077
4.017%, 2/1/45(b)	1,857,647	1,849,719
4.086%, 4/1/45(b)	1,513,676	1,510,468
4.556%, 5/1/45(b)	4,522,263	4,488,241
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 10

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
4.081%, 6/1/45(b)	$967,238	$973,608
4.145%, 8/1/45(b)	5,419,146	5,444,804
5.163%, 8/1/45(b)	570,817	561,178
4.18%, 8/1/45(b)	1,325,981	1,331,962
4.777%, 9/1/45(b)	1,532,508	1,539,128
6.626%, 5/1/46(b)	1,484,123	1,485,065
5.385%, 5/1/46(b)	23,287,136	23,390,310
5.951%, 7/1/46(b)	3,007,518	3,028,347
2.58%, 9/1/46(b)	6,597,276	6,635,905
3.095%, 6/1/47(b)	1,108,529	1,086,552
3.133%, 8/1/47(b)	690,765	671,526
3.078%, 10/1/47(b)	869,020	846,363
3.38%, 11/1/47(b)	140,867	136,736
3.588%, 2/1/49(b)	3,114,366	2,995,503
2.176%, 11/1/50(b)	71,688,816	63,361,985
1.859%, 8/1/51(b)	220,962,210	197,188,083
1.98%, 4/1/52(b)	103,437,581	89,505,453
2.316%, 5/1/52(b)	35,931,727	31,489,436
2.03%, 5/1/52(b)	104,285,600	90,711,435
3.311%, 6/1/52(b)	14,892,425	13,620,159
4.077%, 9/1/52(b)	33,344,193	31,449,599
4.236%, 9/1/52(b)	50,204,466	48,033,976
Freddie Mac Gold, 15 Year
6.00%, 11/1/23	15,467	15,424
5.50%, 12/1/24	301	300
4.50%, 3/1/25 - 6/1/26	619,639	612,197
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	412,354	421,444
4.50%, 5/1/30 - 1/1/34	28,879,047	28,375,262
4.00%, 9/1/31 - 10/1/35	143,326,936	139,637,003
3.50%, 7/1/35 - 1/1/36	51,460,385	48,751,832
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	949,667	970,469
6.50%, 12/1/32 - 10/1/38	3,624,359	3,765,386
6.00%, 12/1/33 - 2/1/39	5,934,828	6,160,396
5.50%, 3/1/34 - 12/1/38	17,871,484	18,332,929
4.50%, 3/1/39 - 10/1/47	361,251,571	355,224,746
4.00%, 11/1/45 - 11/1/47	86,243,264	82,402,281
Freddie Mac Pool, 20 Year
2.50%, 10/1/41 - 3/1/42	121,935,840	106,154,650
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	4,107	4,374
4.50%, 7/1/42	3,429,411	3,386,641
2.50%, 5/1/50 - 5/1/52	1,449,549,505	1,241,020,138
2.00%, 6/1/50 - 12/1/50	1,425,133,134	1,172,922,317
2.00%, 10/1/50	493,829,103	408,622,432
2.50%, 11/1/50	307,779,956	263,664,011
2.00%, 12/1/50	590,382,153	486,313,171
2.00%, 12/1/50	696,620,808	575,712,660
3.00%, 1/1/52	226,655,690	201,158,428
3.50%, 4/1/52 - 8/1/52	854,723,931	782,753,545
2.50%, 5/1/52	486,644,138	415,277,147
3.50%, 7/1/52	451,665,041	411,670,047
3.50%, 9/1/52	460,220,009	419,466,009
Ginnie Mae, 20 Year
4.00%, 1/20/35	2,247,382	2,144,664
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	20,753	20,734
7.00%, 5/15/28	29,361	29,414
		21,269,507,010

	Par Value	Value
Private Label CMO & REMIC: 0.0%*
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	$1,717,452	$1,684,759
		1,684,759
		25,670,188,307
		29,558,169,837
Corporate: 39.2%
Financials: 15.5%
Bank of America Corp.
4.20%, 8/26/24	161,580,000	158,550,002
4.25%, 10/22/26	161,184,000	155,573,978
6.204%, 11/10/28(c)	43,250,000	44,454,468
3.419%, 12/20/28(c)	6,195,000	5,680,961
2.496%, 2/13/31(c)	76,690,000	64,207,274
2.572%, 10/20/32(c)	19,576,000	15,944,660
5.015%, 7/22/33(c)	16,710,000	16,346,453
5.288%, 4/25/34(c)	25,000,000	24,767,656
3.846%, 3/8/37(c)	373,629,000	319,499,248
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	229,919,616
5.20%, 5/12/26	55,538,000	53,580,171
5.304%, 8/9/26(c)	12,500,000	12,193,608
5.829%, 5/9/27(c)	134,000,000	132,178,078
4.836%, 5/9/28	100,924,000	92,949,797
5.501%, 8/9/28(c)	64,325,000	62,729,111
5.088%, 6/20/30(c)	7,989,000	7,264,784
7.437%, 11/2/33(c)	10,000,000	10,818,899
6.224%, 5/9/34(c)	32,625,000	32,495,650
7.119%, 6/27/34(c)	64,325,000	64,299,330
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	367,716,828
4.375%, 9/28/25(a)	94,549,000	90,634,944
4.375%, 5/12/26(a)	133,514,000	128,126,800
4.625%, 3/13/27(a)	277,440,000	265,368,924
Boston Properties, Inc.
3.80%, 2/1/24	63,389,000	62,026,459
3.20%, 1/15/25	46,635,000	44,235,055
3.65%, 2/1/26	28,645,000	26,574,807
6.75%, 12/1/27	28,845,000	29,171,182
4.50%, 12/1/28	87,954,000	80,744,537
2.90%, 3/15/30	38,249,000	30,719,010
3.25%, 1/30/31	132,273,000	107,768,986
6.50%, 1/15/34	80,600,000	81,106,367
Capital One Financial Corp.
3.75%, 4/24/24	14,520,000	14,208,256
3.20%, 2/5/25	45,441,000	43,217,382
4.20%, 10/29/25	136,657,000	130,630,798
2.636%, 3/3/26(c)	36,790,000	34,353,536
3.75%, 7/28/26	11,885,000	11,068,217
4.927%, 5/10/28(c)	92,310,000	87,585,533
6.312%, 6/8/29(c)	68,170,000	67,710,769
5.268%, 5/10/33(c)	94,840,000	88,801,630
6.377%, 6/8/34(c)	70,017,000	69,515,356
Charles Schwab Corp.
5.643%, 5/19/29(c)	59,935,000	59,863,074
5.853%, 5/19/34(c)	36,020,000	36,556,189
Citigroup, Inc.
4.00%, 8/5/24	30,990,000	30,351,342
4.45%, 9/29/27	46,199,000	44,112,114
4.412%, 3/31/31(c)	88,860,000	83,551,645
6.625%, 6/15/32	1,650,000	1,745,848
3.785%, 3/17/33(c)	136,715,000	120,788,669
6.174%, 5/25/34(c)	95,975,000	96,811,168
PAGE 11 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
USD LIBOR 3-Month
+6.37%, 11.643%, 10/30/40(d)	$423,471,200	$485,807,854
Goldman Sachs Group, Inc.
3.615%, 3/15/28(c)	505,285,000	474,094,732
HSBC Holdings PLC (United Kingdom)
.976%, 5/24/25(c)	155,274,000	147,719,761
4.30%, 3/8/26	94,285,000	91,128,937
5.21%, 8/11/28(c)	20,125,000	19,677,520
4.95%, 3/31/30	66,043,000	65,016,963
2.848%, 6/4/31(c)	105,275,000	87,330,555
2.357%, 8/18/31(c)	32,125,000	25,642,719
4.762%, 3/29/33(c)	222,917,000	201,178,620
8.113%, 11/3/33(c)	156,250,000	173,454,891
6.547%, 6/20/34(c)	8,925,000	8,890,357
6.50%, 5/2/36	223,527,000	230,584,673
6.50%, 9/15/37	189,027,000	197,951,044
6.80%, 6/1/38	10,598,000	11,159,212
JPMorgan Chase & Co.
4.125%, 12/15/26	116,242,000	111,908,610
4.25%, 10/1/27	130,835,000	126,762,380
8.75%, 9/1/30(d)	81,627,000	99,084,742
2.739%, 10/15/30(c)	9,930,000	8,553,929
4.493%, 3/24/31(c)	364,895,000	350,762,088
2.522%, 4/22/31(c)	67,480,000	57,077,593
2.956%, 5/13/31(c)	169,213,000	145,091,749
4.586%, 4/26/33(c)	48,390,000	46,129,821
5.717%, 9/14/33(c)	156,806,000	159,078,624
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	216,152,000	209,839,088
4.582%, 12/10/25	65,106,000	62,349,342
4.65%, 3/24/26	92,116,000	87,972,742
3.75%, 3/18/28(c)	103,660,000	95,711,020
7.953%, 11/15/33(c)	153,985,000	167,054,240
NatWest Group PLC (United Kingdom)
6.00%, 12/19/23	261,772,000	261,654,069
5.125%, 5/28/24	21,880,000	21,497,117
1.642%, 6/14/27(c)	251,357,000	221,204,156
5.808%, 9/13/29(c)	130,975,000	129,050,371
6.016%, 3/2/34(c)	70,810,000	71,187,726
3.032%, 11/28/35(c)	30,731,000	23,577,477
UBS Group AG (Switzerland)
5.959%, 1/12/34(a)(c)	327,132,000	325,414,433
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(c)	307,671,000	289,895,133
5.459%, 6/30/35(a)(c)	175,702,000	149,109,414
Unum Group
7.25%, 3/15/28	18,694,000	19,467,215
6.75%, 12/15/28	8,052,000	8,334,957
Wells Fargo & Co.
4.10%, 6/3/26	128,880,000	123,648,031
4.30%, 7/22/27	157,825,000	151,399,603
2.879%, 10/30/30(c)	46,670,000	40,308,162
2.572%, 2/11/31(c)	43,705,000	37,004,572
3.35%, 3/2/33(c)	17,219,000	14,736,944
4.897%, 7/25/33(c)	105,129,000	100,841,025
5.389%, 4/24/34(c)	64,840,000	64,425,930
3.068%, 4/30/41(c)	39,200,000	28,832,223
5.013%, 4/4/51(c)	123,387,000	114,923,400
		9,982,044,933
Industrials: 20.9%
Anheuser-Busch InBev SA/NV (Belgium)

	Par Value	Value
5.55%, 1/23/49	$37,419,000	$39,439,383
AT&T, Inc.
2.75%, 6/1/31	113,862,000	96,072,135
2.55%, 12/1/33	63,242,000	49,675,076
4.50%, 3/9/48	46,095,000	38,990,001
3.55%, 9/15/55	128,222,000	89,763,827
3.80%, 12/1/57	166,466,000	120,520,969
3.65%, 9/15/59	355,785,000	247,704,280
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	295,749,592
4.25%, 12/15/25(a)	44,030,000	42,484,463
4.375%, 12/15/28(a)	4,485,000	4,254,668
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	63,064,000	54,046,863
2.726%, 3/25/31	71,685,000	57,095,814
4.742%, 3/16/32	279,570,000	254,898,101
7.75%, 10/19/32	39,700,000	43,690,455
4.39%, 8/15/37	15,414,000	12,329,769
3.734%, 9/25/40	22,025,000	15,670,324
4.54%, 8/15/47	29,496,000	21,705,192
3.984%, 9/25/50	99,513,000	67,057,231
5.65%, 3/16/52	53,525,000	46,499,283
Burlington Northern Santa Fe LLC(e)
5.72%, 1/15/24	996,746	990,801
5.629%, 4/1/24	513,446	507,628
5.342%, 4/1/24	172,755	171,385
5.996%, 4/1/24	5,722,213	5,703,843
3.442%, 6/16/28(a)	62,862,565	58,356,394
Cemex SAB de CV (Mexico)
5.45%, 11/19/29(a)	85,517,000	82,459,699
5.20%, 9/17/30(a)	215,702,000	201,828,306
3.875%, 7/11/31(a)	126,775,000	106,732,430
Charter Communications, Inc.
4.908%, 7/23/25	108,025,000	105,934,376
4.50%, 5/1/32	107,225,000	85,614,520
4.40%, 4/1/33	40,625,000	35,658,818
4.50%, 6/1/33(a)	227,585,000	178,719,132
4.25%, 1/15/34(a)	92,005,000	69,534,416
6.55%, 5/1/37	45,728,000	43,838,252
6.75%, 6/15/39	122,432,000	117,666,605
6.484%, 10/23/45	500,157,000	470,206,613
5.375%, 5/1/47	59,335,000	49,043,648
5.75%, 4/1/48	235,090,000	201,227,914
4.80%, 3/1/50	14,905,000	11,245,804
5.25%, 4/1/53	156,290,000	126,232,721
Coca-Cola Co.
1.65%, 6/1/30	130,825,000	108,989,224
Comcast Corp.
5.50%, 11/15/32	4,821,000	5,009,502
Cox Enterprises, Inc.
3.85%, 2/1/25(a)	218,525,000	211,399,866
3.35%, 9/15/26(a)	160,651,000	150,407,696
3.50%, 8/15/27(a)	32,502,000	30,222,370
5.45%, 9/15/28(a)	41,425,000	41,387,576
1.80%, 10/1/30(a)	12,094,000	9,513,041
5.70%, 6/15/33(a)	30,625,000	30,886,882
CRH PLC (Ireland)
3.875%, 5/18/25(a)	61,144,000	58,871,852
CVS Health Corp.
4.30%, 3/25/28	32,995,000	31,821,024
3.75%, 4/1/30	82,424,000	75,605,652
4.78%, 3/25/38	43,844,000	40,462,377
4.125%, 4/1/40	57,090,000	48,111,218
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 12

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
5.05%, 3/25/48	$131,586,000	$121,288,440
Dell Technologies, Inc.
6.02%, 6/15/26	29,345,000	29,826,528
6.10%, 7/15/27	37,510,000	38,643,149
Dillard's, Inc.
7.75%, 7/15/26	20,806,000	21,172,623
7.75%, 5/15/27	13,063,000	13,447,136
7.00%, 12/1/28	27,945,000	27,979,579
Dow, Inc.
7.375%, 11/1/29	29,612,000	32,947,854
9.40%, 5/15/39	76,250,000	102,425,700
5.25%, 11/15/41	24,024,000	23,169,089
Elanco Animal Health, Inc.
6.022%, 8/28/23	43,545,000	43,320,224
6.65%, 8/28/28	113,742,000	110,360,450
Exxon Mobil Corp.
2.61%, 10/15/30	73,052,000	64,134,924
4.227%, 3/19/40	26,720,000	24,629,319
FedEx Corp.
5.25%, 5/15/50	102,915,000	98,901,411
Ford Motor Credit Co. LLC(e)
4.375%, 8/6/23	131,856,000	131,624,659
3.81%, 1/9/24	43,414,000	42,795,285
4.063%, 11/1/24	139,720,000	135,204,054
5.125%, 6/16/25	61,494,000	59,804,760
4.134%, 8/4/25	39,675,000	37,627,826
3.375%, 11/13/25	219,940,000	204,516,576
4.389%, 1/8/26	31,215,000	29,541,966
6.95%, 3/6/26	18,575,000	18,673,429
4.542%, 8/1/26	22,235,000	20,900,793
2.70%, 8/10/26	226,026,000	201,790,294
4.95%, 5/28/27	63,225,000	59,639,321
7.35%, 11/4/27	73,750,000	75,307,600
6.80%, 5/12/28	167,950,000	168,104,013
Foundry JV Holdco LLC(e)
5.875%, 1/25/34(a)	97,075,000	96,691,246
GE HealthCare Technologies, Inc.
5.857%, 3/15/30	66,875,000	68,635,931
5.905%, 11/22/32	192,050,000	200,918,364
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	10,886,696
3.125%, 3/15/27(a)	40,864,000	37,526,958
4.125%, 6/15/29	88,529,000	81,923,741
3.625%, 3/15/32(a)	114,872,000	99,709,859
5.125%, 6/15/39	19,235,000	17,843,958
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	597,942,000	573,473,508
3.50%, 7/26/26(a)	2,150,000	2,002,404
6.125%, 7/27/27(a)	83,200,000	83,344,909
3.875%, 7/26/29(a)	210,950,000	185,789,439
Kinder Morgan, Inc.
4.80%, 2/1/33	25,560,000	24,106,526
6.50%, 2/1/37	50,356,000	51,767,183
6.95%, 1/15/38	106,964,000	114,868,310
6.50%, 9/1/39	71,826,000	73,452,977
5.00%, 8/15/42	77,997,000	66,138,425
5.00%, 3/1/43	73,148,000	62,938,104
5.50%, 3/1/44	81,454,000	74,233,891
5.40%, 9/1/44	68,607,000	60,824,761
5.55%, 6/1/45	10,200,000	9,396,962
5.20%, 3/1/48	21,247,000	18,603,841
5.45%, 8/1/52	2,800,000	2,556,491
Macy's, Inc.
6.70%, 7/15/34(a)	55,190,000	45,117,825

	Par Value	Value
4.50%, 12/15/34	$11,932,000	$8,577,557
Microchip Technology, Inc.
.983%, 9/1/24	22,155,000	20,926,975
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	19,767,651
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	202,066,164
Oracle Corp.
2.95%, 4/1/30	55,470,000	48,417,859
Philip Morris International, Inc.
5.625%, 11/17/29	29,005,000	29,554,154
5.75%, 11/17/32	33,745,000	34,557,414
5.375%, 2/15/33	78,633,000	78,459,752
Prosus NV(e) (China)
3.257%, 1/19/27(a)	7,825,000	7,072,111
4.85%, 7/6/27(a)	195,473,000	186,901,509
3.68%, 1/21/30(a)	209,841,000	178,138,236
3.061%, 7/13/31(a)	528,334,000	413,054,903
4.193%, 1/19/32(a)	72,130,000	60,740,236
4.027%, 8/3/50(a)	16,980,000	10,668,831
4.987%, 1/19/52(a)	363,151,000	261,910,936
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	56,004,804
TC Energy Corp. (Canada)
5.625%, 5/20/75(c)(d)	270,121,000	257,898,025
5.875%, 8/15/76(c)(d)	225,747,000	212,935,858
5.30%, 3/15/77(c)(d)	288,066,000	255,497,258
5.50%, 9/15/79(c)(d)	185,871,000	159,430,850
5.60%, 3/7/82(c)(d)	72,625,000	61,200,361
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	408,704,000	397,242,853
7.20%, 7/18/36	69,968,000	60,140,288
7.721%, 6/4/38	175,032,000	154,764,782
The Cigna Group
4.125%, 11/15/25	47,075,000	45,827,568
7.875%, 5/15/27	26,593,000	29,256,950
4.375%, 10/15/28	64,256,000	62,132,455
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	87,137,082
The Williams Companies, Inc.
3.50%, 11/15/30	109,165,000	97,588,301
T-Mobile U.S., Inc.
2.25%, 2/15/26	109,975,000	101,051,123
3.375%, 4/15/29	111,580,000	100,762,085
3.875%, 4/15/30	186,307,000	171,638,789
2.55%, 2/15/31	18,595,000	15,456,358
3.50%, 4/15/31	111,565,000	98,444,766
5.20%, 1/15/33	27,255,000	27,079,773
4.375%, 4/15/40	51,525,000	45,501,362
4.50%, 4/15/50	30,705,000	26,346,301
3.40%, 10/15/52	94,060,000	67,126,469
5.65%, 1/15/53	65,470,000	66,478,256
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	148,146,094
5.25%, 6/6/29(a)	50,542,000	46,751,350
Union Pacific Corp.
5.082%, 1/2/29	1,309,560	1,291,106
5.866%, 7/2/30	10,347,443	10,580,875
6.176%, 1/2/31	11,647,434	11,952,157
Verizon Communications, Inc.
2.55%, 3/21/31	2,525,000	2,108,206
4.272%, 1/15/36	164,899,000	148,679,097
3.55%, 3/22/51	26,840,000	20,021,260
VMware, Inc.
PAGE 13 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
	Par Value	Value
.60%, 8/15/23	$50,075,000	$49,774,112
1.40%, 8/15/26	83,510,000	73,742,835
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(c)(d)	244,700,000	250,903,145
Zoetis, Inc.
4.50%, 11/13/25	101,339,000	99,679,795
		13,473,925,359
Utilities: 2.8%
American Electric Power Co., Inc
5.699%, 8/15/25	82,135,000	81,579,767
Dominion Energy
1.45%, 4/15/26	30,710,000	27,570,944
3.375%, 4/1/30	23,545,000	21,059,856
5.75%, 10/1/54(c)(d)	240,923,000	230,493,918
Enel SPA (Italy)
5.00%, 6/15/32(a)	7,150,000	6,758,866
7.50%, 10/14/32(a)	60,597,000	67,185,144
6.80%, 9/15/37(a)	138,532,000	145,811,280
6.00%, 10/7/39(a)	161,310,000	158,435,882
8.75%, 9/24/73(a)(c)(d)	33,849,000	33,661,543
NextEra Energy, Inc.
4.255%, 9/1/24	87,765,000	86,317,633
6.051%, 3/1/25	47,710,000	47,889,383
4.625%, 7/15/27	138,275,000	135,206,303
The Southern Co.
4.475%, 8/1/24	118,235,000	116,075,265
5.113%, 8/1/27	169,325,000	167,744,542
4.85%, 6/15/28	95,350,000	93,454,398
4.00%, 1/15/51(c)(d)	317,969,000	294,064,091
3.75%, 9/15/51(c)(d)	145,726,000	124,012,826
		1,837,321,641
		25,293,291,933
Total Debt Securities (Cost $67,881,862,754)		$63,078,996,928
Short-Term Investments: 1.7%
	Par Value/ Shares	Value
Repurchase Agreements: 1.3%
Fixed Income Clearing Corporation(f) 5.04%, dated 6/30/23, due 7/3/23, maturity value $550,231,000	$550,000,000	$550,000,000
Fixed Income Clearing Corporation(f) 2.45%, dated 6/30/23, due 7/3/23, maturity value $193,647,528	193,608,000	193,608,000
Royal Bank of Canada(f) 5.05%, dated 6/30/23, due 7/3/23, maturity value $100,042,083	100,000,000	100,000,000
		843,608,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	256,465,084	256,465,084
Total Short-Term Investments (Cost $1,100,073,084)		$1,100,073,084
Total Investments In Securities (Cost $68,981,935,838)	99.6%	$64,179,070,012
Other Assets Less Liabilities	0.4%	236,541,603
Net Assets	100.0%	$64,415,611,615
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(c)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(d)	Hybrid security: characteristics of both a debt and equity security.
(e)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(f)
Repurchase agreements are collateralized by:

Fixed Income Clearing Corporation: U.S. Treasury Notes 0.25%-4.50%, 9/30/25-
8/15/39. U.S. Treasury Inflation Indexed Notes 0.125%, 10/15/25. Total collateral value is $758,480,182.

Royal Bank of Canada: U.S. Treasury Notes 0.75%-3.875%, 6/15/25-12/31/27. Total
collateral value is $102,042,951.

*	Rounds to 0.0%.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 14

Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Ultra 10 Year U.S. Treasury Note Future— Short Position	(6,320)	9/20/23	$(748,525,000)	$7,897,813
PAGE 15 ◾  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value (cost $68,981,935,838)	$64,179,070,012
Cash pledged as collateral for delayed delivery securities	5,200,000
Deposits with broker for futures contracts	19,592,000
Receivable for investments sold	82,749,052
Receivable for Fund shares sold	117,763,297
Dividends and interest receivable	526,923,198
Expense reimbursement receivable	162,360
Prepaid expenses and other assets	187,724
64,931,647,643
Liabilities:
Payable for variation margin for futures contracts	1,876,128
Payable for investments purchased	438,294,212
Payable for Fund shares redeemed	54,309,204
Management fees payable	20,719,521
Accrued expenses	836,963
516,036,028
Net Assets	$64,415,611,615
Net Assets Consist of:
Paid in capital	$71,026,229,856
Accumulated loss	(6,610,618,241)
$64,415,611,615
Class I
Total net assets	$56,909,920,701
Shares outstanding (par value $0.01 each, unlimited shares authorized)	4,609,273,460
Net asset value per share	$12.35
Class X
Total net assets	$7,505,690,914
Shares outstanding (par value $0.01 each, unlimited shares authorized)	607,538,974
Net asset value per share	$12.35

Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends	$23,109,569
Interest	1,282,782,203
1,305,891,772
Expenses:
Investment advisory fees	92,513,599
Administrative services fees
Class I	27,781,554
Class X	1,528,156
Custody and fund accounting fees	345,792
Professional services	118,472
Shareholder reports	604,029
Registration fees	486,020
Trustees fees	207,143
Miscellaneous	397,195
Total expenses	123,981,960
Expenses reimbursed by investment manager	(825,204)
Net expenses	123,156,756
Net Investment Income	1,182,735,016
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	(168,151,512)
Futures contracts	17,136,608
Net change in unrealized appreciation/depreciation
Investments in securities	796,986,163
Futures contracts	7,897,813
Net realized and unrealized gain	653,869,072
Net Change in Net Assets From Operations	$1,836,604,088

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$1,182,735,016	$1,696,730,460
Net realized gain (loss)	(151,014,904)	(1,643,000,504)
Net change in unrealized appreciation/depreciation	804,883,976	(7,671,529,841)
	1,836,604,088	(7,617,799,885)
Distributions to Shareholders:
Class I	(1,040,657,547)	(1,595,784,153)
Class X	(127,924,021)	(61,112,262)
Total distributions	(1,168,581,568)	(1,656,896,415)
Fund Share Transactions:
Class I
Proceeds from sales of shares	9,331,400,113	14,160,294,176
Reinvestment of distributions	893,698,679	1,350,893,039
Cost of shares redeemed	(7,500,305,817)	(24,610,745,173)
Class X
Proceeds from sales of shares	3,388,809,877	4,768,983,317
Reinvestment of distributions	121,741,037	57,313,700
Cost of shares redeemed	(552,541,376)	(225,238,772)
Net change from Fund share transactions	5,682,802,513	(4,498,499,713)
Total change in net assets	6,350,825,033	(13,773,196,013)
Net Assets:
Beginning of period	58,064,786,582	71,837,982,595
End of period	$64,415,611,615	$58,064,786,582
Share Information:
Class I
Shares sold	748,237,601	1,111,446,487
Distributions reinvested	72,333,464	108,706,141
Shares redeemed	(601,971,444)	(1,937,824,931)
Net change in shares outstanding	218,599,621	(717,672,303)
Class X
Shares sold	271,376,484	384,282,770
Distributions reinvested	9,853,009	4,689,449
Shares redeemed	(44,387,644)	(18,275,094)
Net change in shares outstanding	236,841,849	370,697,125
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ◾  PAGE 16

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers rel evant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual
PAGE 17 ◾ Dodge & Cox Income Fund

Notes to Financial Statements (unaudited)
right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$5,244,540,102
Government-Related	—	2,982,995,056
Securitized	—	29,558,169,837
Corporate	—	25,293,291,933
Short-Term Investments
Repurchase Agreements	—	843,608,000
Money Market Fund	256,465,084	—
Total Securities	$256,465,084	$63,922,604,928
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Other Investments
Futures Contracts
Appreciation	$7,897,813	$—
Credit Derivatives
Net realized gain (loss)
Futures contracts	$17,136,608
Net change in unrealized appreciation/depreciation
Futures contracts	$7,897,813
Derivative		% of Net Assets
Futures contracts	USD notional value	0-3%
Note 3: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.30% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.33% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $825,204.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Dodge & Cox Income Fund ◾ PAGE 18

Notes to Financial Statements (unaudited)
Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$1,040,657,547	$1,595,784,153
Long-term capital gain	$—	$—
Class X
Ordinary income	$127,924,021	$61,112,262
Long-term capital gain	$—	$—
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(1,678,788,772)
Net unrealized depreciation	(5,599,851,989)
Total distributable earnings	$(7,278,640,761)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
At June 30, 2023, unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:
Tax cost	$68,989,833,651
Unrealized appreciation	208,107,240
Unrealized depreciation	(5,010,973,066)
Net unrealized appreciation	(4,802,865,826)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $168,355 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 6: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,715,253,945 and $2,501,800,552, respectively. For the six months ended June 30, 2023, purchases and sales of U.S. government securities aggregated $26,320,099,830 and $24,144,344,914, respectively.
Note 7: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 19 ◾ Dodge & Cox Income Fund

Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$12.19	$14.06	$14.65	$14.03	$13.26	$13.76
Income from investment operations:
Net investment income	0.24	0.34	0.27	0.35	0.44	0.41
Net realized and unrealized gain (loss)	0.15	(1.87)	(0.40)	0.96	0.84	(0.45)
Total from investment operations	0.39	(1.53)	(0.13)	1.31	1.28	(0.04)
Distributions to shareholders from:
Net investment income	(0.23)	(0.34)	(0.27)	(0.36)	(0.43)	(0.40)
Net realized gain	—	—	(0.19)	(0.33)	(0.08)	(0.06)
Total distributions	(0.23)	(0.34)	(0.46)	(0.69)	(0.51)	(0.46)
Net asset value, end of period	$12.35	$12.19	$14.06	$14.65	$14.03	$13.26
Total return	3.21%	(10.87)%	(0.91)%	9.45%	9.73%	(0.31)%
Ratios/supplemental data:
Net assets, end of period (millions)	$56,910	$53,542	$71,838	$69,127	$63,546	$54,314
Ratio of expenses to average net assets	0.41%(a)	0.41%	0.42%	0.42%	0.42%	0.42%
Ratio of net investment income to average net assets	3.82%(a)	2.70%	1.87%	2.43%	3.12%	3.02%
Portfolio turnover rate	42%	118%	91%	94%	49%	37%
Portfolio turnover rate excluding TBA rolls(b)	17%	34%	28%	77%	46%	37%
Class X(c)
Net asset value, beginning of period	$12.20	$12.83
Income from investment operations:
Net investment income	0.23	0.25
Net realized and unrealized gain (loss)	0.15	(0.60)
Total from investment operations	0.38	(0.35)
Distributions to shareholders from:
Net investment income	(0.23)	(0.28)
Net realized gain	—	—
Total distributions	(0.23)	(0.28)
Net asset value, end of period	$12.35	$12.20
Total return	3.16%	(2.72)%
Ratios/supplemental data:
Net assets, end of period (millions)	$7,506	$4,523
Ratio of expenses to average net assets	0.33%(a)	0.33%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.36%(a)	0.36%(a)
Ratio of net investment income to average net assets	3.92%(a)	3.53%(a)
Portfolio turnover rate	42%	118%
Portfolio turnover rate excluding TBA rolls(b)	17%	34%
(a)	Annualized
(b)	See Note 1 regarding To-Be-Announced securities
(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Financial Statements
Dodge & Cox Income Fund ◾ PAGE 20

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
PAGE 21 ◾ Dodge & Cox Income Fund

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Dodge & Cox Income Fund ◾ PAGE 22

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 23 ◾ Dodge & Cox Income Fund

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2023
June 30, 2023

Semi-Annual Report

Global Bond Fund | Class I (dodlx) | Class X (doxlx)
ESTABLISHED 2014

06/23 GBF SAR      Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Bond Fund—Class I had a total return of 5.27% for the six-month period ended June 30, 2023, compared to a return of 2.96% for the Bloomberg Global Aggregate Bond Index USD Hedged (Bloomberg Global Agg).1
Market Commentary
Following the significant rise in government bond yields across almost every major economy in 2022, nuanced and varied market movements in the first half of 2023 have created an attractive environment for bottom-up active investors like Dodge & Cox. During the first six months of 2023, the Fund delivered a high total return of 5.27%, significantly outperforming the Bloomberg Global Agg by 2.31 percentage points.
In the first half of 2023, inflation generally fell from peak levels in most developed markets, but monetary policies and economic conditions varied. In the United States, inflation has remained well above the Federal Reserve’s target. Economic growth and labor market resilience were stronger than expected, despite the U.S. regional banking crisis in March. While the Fed paused its interest rate hikes in June, it indicated tightening is likely to continue. U.S. 10-year Treasury yields ended the first half of the year largely unchanged at 3.8%, but fluctuated between a high of 4.1% in March and a low of 3.3% in April.
Central banks in Europe also increased policy rates, in some cases to levels not seen in over a decade, as they navigated the challenging environment of high inflation, slowing economic activity, and the impacts of the Russia-Ukraine war. Meanwhile, Japan remains a notable outlier: the central bank has maintained a negative policy rate as well as other accommodative monetary policies. Inflation in Japan, which has been above 3%, is near multi-decade highs, and the yen is near multi-decade lows against the U.S. dollar. China is another outlier, as its central bank has intensified monetary easing in the face of a stalling post-pandemic recovery.
Although inflation is often viewed as a higher risk for emerging markets, some of those countries show decelerating inflation. Central banks in Brazil and Mexico were earlier and more aggressive in monetary tightening than developed market counterparts, and these countries are now holding interest rates steady or even expected to reduce them. However, other emerging markets have not fared as well. For example, inflation in countries like Argentina and Turkey (neither of which are exposures in the Fund) is running at triple and double digits, respectively.
The combination of economic uncertainty, banking system shocks, and political uncertainties spurred volatility in global credit spreads during the first half of 2023. The failure of Silicon Valley Bank in the United States, combined with the takeover of Credit Suisse in Europe, led to a sharp rise in credit spreads in March. As fears of a systemic banking crisis and a U.S. debt ceiling crisis abated, however, this selloff reversed course. Overall, global credit spreads declined during the period, led by the lower-rated (including below investment-grade) segments of the market.
Over the first half of the year, the U.S. dollar depreciated modestly, while the performance of individual currencies varied widely. The Colombian peso, Mexican peso, and Brazilian real—all held in the Fund—appreciated by 16%, 14%, and 10%, respectively.
These currencies benefited from proactive central banks as well as undervalued starting valuations. Conversely, continuing low interest rates in Japan contributed to the yen depreciating by 10%, and the currencies of several emerging markets facing political and/or economic stress depreciated markedly.
Investment Strategy
The interest rate landscape has changed dramatically over the past two years, with the yield of the Bloomberg Global Agg rising from 1.1% to 3.8%. Over the long run, starting yield is a key contributor to fixed income total returns, improving overall return prospects meaningfully relative to the low-yield environment of years past.
Our Investment Committee has made a number of decisions to navigate the Fund through these volatile market conditions. Our deep bench of Global Industry, Credit, and Macro Analysts enables us to identify attractive risk/reward opportunities across credit, currency, and interest rates. We reduced the Fund’s corporate weighting2 by five percentage points, trimming aggressively before the March volatility, and then took advantage of broad market dislocations in the spring to identify new investment opportunities. Meanwhile, we reduced the Fund’s non-U.S. currency exposure by nearly three percentage points and rotated from emerging market to developed market currencies. The Fund’s overall duration3 remained relatively unchanged.
Credit: Leaning Out and In as Opportunities Shifted
Reflecting our disciplined investment approach, we are consistently focused on weighing risk versus reward within credit. Thus, the market volatility in recent months has led us to make a number of changes in the Fund’s portfolio. After increasing the Fund’s corporate bond exposure by 11 percentage points in 2022, to take advantage of numerous opportunities, we reversed course during the first half of 2023 and reduced the Fund’s corporate bond exposure by five percentage points. Early in the year, when valuations had tightened meaningfully and no longer warranted as large of an exposure, we pruned holdings in several issuers, including T-Mobile US, Cemex, Oracle, and AT&T.4 In March, amidst spread volatility due to regional bank stress, we quickly shifted from trimming credit5 to taking advantage of opportunities. This included selectively adding to a variety of bank holdings, such as Citigroup, HSBC, Bank of America, Wells Fargo, and BNP Paribas. These additions to the Fund proved beneficial as valuations for credit, particularly Financials, recovered quickly. We also initiated positions in four new issuers that our investment team found attractive despite the rise in overall credit market valuations: American Electric Power, Charles Schwab, Foundry JV Holdco, and UBS Group.
We believe our focus on assessing relative value—both across and within asset classes, countries, and issuers—enables us to generate value for our shareholders across market cycles. For example, we increased the Fund’s exposure to Cemex, a Mexico-domiciled cement company, by initiating a position in subordinated (or hybrid) bonds, partially offset by trimming senior bonds. This decision was underpinned by our view that the additional yield offered by the hybrid securities was attractive, particularly given Cemex’s
PAGE 1 ◾ Dodge & Cox Global Bond Fund

deleveraging trajectory and commitment to achieving an upgrade to investment grade. Similarly, after comparing our risk and return views for a number of Colombian assets, we purchased U.S. dollar-denominated Colombia sovereign bonds and reduced Colombian peso-denominated sovereign bonds.
Currency: Disparate Performance Drove Portfolio Shifts
In response to the sharp 8% rise in the broad trade-weighted U.S. dollar6 in 2022 and the opportunities we saw in individual currency pairs, we increased the Fund’s foreign currency exposure to nearly 25% at year-end 2022, its highest level since 2015. But in the first six months of 2023, we reduced the Fund’s foreign currency exposure to 22% by trimming a number of emerging market currency holdings that had performed well and no longer justified their position size. One such example was the Mexican peso, which appreciated almost 14% over the first half of 2023. That said, we remain optimistic about the potential for further appreciation versus the U.S. dollar over our investment horizon.
While price discipline led us to reduce the Fund’s overall foreign currency weight, we made select additions, primarily in developed market currencies that we believed to be undervalued. The Fund’s developed market currency exposure, which is comprised of five currencies, increased from zero at the end of 2019, to 8.0% at the end of 2022, to 9.6% on June 30, 2023. For example, we added to the Norwegian krone, which appears undervalued and is supported by both strong external accounts and AAA-rated government finances.
Rates: More Opportunities in a World of Higher Rates
The Fund’s overall duration is 4.7 years, with the majority of that interest rate exposure from the United States. We expect the Fed will maintain restrictive policies until there is clear progress on inflation or a visible easing in labor markets, and this is likely to be followed by stable or slightly lower interest rates over our investment horizon. However, uncertainty remains. On the one hand, inflation and interest rates may remain higher for longer. Conversely, rates may decline materially if there is a deeper-than-anticipated recession.
For many years, the Fund essentially had no developed market duration exposure outside the United States due to historically low—and even negative yields—in many developed market countries. However, with recent increases in yields, we are beginning to find more opportunities abroad. During the second quarter, for example, we increased the Fund’s UK duration by removing the interest rate hedges on our sterling-denominated credit holdings. While UK 10-year yields reached decade highs amidst stronger than expected growth and inflation data, we believe forthcoming interest rate increases by the Bank of England and a relatively weak growth outlook are likely to drive a decline in yields over our investment horizon.
The Fund remains highly selective in where it takes emerging market duration exposure. We are focused on countries with credible central banks, attractive real yields, and downward trends in inflation. Currently, the Fund’s largest emerging market interest rates exposures are in local government bonds from Mexico, Brazil, and Malaysia. We selectively trimmed duration exposure from Indonesia and Colombia.
In Closing
We are optimistic about the return outlook for the Fund given elevated yield levels, our carefully underwritten credit portfolio, and the array of attractive opportunities for non-U.S. currency and interest rate markets. The Fund offers a powerful combination of diversification, flexibility, and a strong performance track record, and we believe it is positioned to fare well across a broad range of economic scenarios.
Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.
For the Board of Trustees,

Dana M. Emery, Chair and President
July 31, 2023
1
All returns are stated in U.S. dollars, unless otherwise noted. The Funds’ total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on
Fund share redemptions. Index returns include dividend and/or interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global
Aggregate Bond Index is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-
USD exposures.

2	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of June 30, 2023.
3	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
4	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
5	Credit refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
6	As measured by the Trade-Weighted U.S. Dollar Index, a measure of the value of the United States dollar relative to other world currencies.
Dodge & Cox Global Bond Fund ◾ PAGE 2

Year-to-Date Performance Review for the Fund's Class I Shares (unaudited)
The Fund returned 5.27% year to date.
Key contributors included the Fund's:
◾ Exposure to interest rates in the United States and several Latin American countries, notably Colombia and Brazil;
◾ High allocation to Corporate bonds (54%), with British American Tobacco, TC Energy, and Telecom Italia among stronger-performing holdings; and
◾ Exposure to several Latin American currencies, notably the Mexican peso, Brazilian real, and Colombian peso.
Key detractors included the Fund's:
◾ Exposure to depreciating currencies, including the Japanese yen, Norwegian krone, and Malaysian ringgit.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest-quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure of 20 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Portfolio of Investments section in this report for a complete list of fund holdings.
PAGE 3 ◾ Dodge & Cox Global Bond Fund

Growth of $10,000 Over 10 Years (unaudited)
For an Investment Made on June 30, 2013

$30,000
20,000
10,000
5,000
Dodge & Cox Global Bond Fund Class I $13,970
Bloomberg Global Agg (USD Hedged) $12,327
6/30/13
6/30/15
6/30/17
6/30/19
6/30/21
6/30/23

Average Annual Total Return
For Periods Ended June 30, 2023
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Bond Fund
Class I	8.95%	1.38%	3.87%	3.40%
Class X(a)	9.14	1.41	3.89	3.41
Bloomberg Global Aggregate Bond Index (USD Hedged)	0.52	-2.88	0.93	2.11
Expense Ratios
Per the Prospectus Dated May 1, 2023
	Net Expense Ratio	Gross Expense Ratio
Dodge & Cox Global Bond Fund
Class I	0.45%(b)	0.52%
Class X	0.37%(b)	0.47%
(a)	The Class X shares inception date is May 2, 2022. The returns shown prior to that date are for the Class I shares.
(b)
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Class I shares at 0.45% and the Class X shares at 0.37% until April 30, 2026.
These agreements cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other nonroutine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’
written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global Aggregate Bond Index (Bloomberg Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade fixed income securities. Bloomberg calculates a USD hedged return by applying one-month forward rates to seek to eliminate the effect of non-USD exposures.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. For more information about this index, visit: www.dodgeandcox.com/globalbondfund
Dodge & Cox Global Bond Fund ◾ PAGE 4

Portfolio Information (unaudited) June 30, 2023
Sector Diversification	% of Net Assets
Corporate	47.8
Government	24.2
Government-Related	7.1
Securitized	16.9
Net Cash & Other(a)	4.0
Five Largest Countries(b),(c)	% of Net Assets
United States	46.8
United Kingdom	9.5
Mexico	6.3
Brazil	5.8
Italy	4.3
(a)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(b)	The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.
(c)	Excludes currency and interest rate derivatives.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of each share class in the table below provides information about actual account values and expenses based on the actual returns of the share class. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of each share class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the share class and an assumed 5% annual rate of return before expenses (not the actual return of the share class). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period*	Annualized Expense Ratio
Class I
Based on actual return	$1,000.00	$1,052.70	$2.29	0.45%
Based on hypothetical 5% yearly return	1,000.00	1,022.56	2.26	0.45
Class X
Based on actual return	$1,000.00	$1,054.00	$1.88	0.37%
Based on hypothetical 5% yearly return	1,000.00	1,022.96	1.86	0.37
*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ◾ Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Debt Securities: 96.0%
		Par Value	Value
Government: 24.2%
Brazil Government (Brazil)
10.00%, 1/1/25	BRL	20,463,000	$4,224,917
10.00%, 1/1/27	BRL	73,111,000	15,177,834
10.00%, 1/1/33	BRL	255,552,000	51,386,793
Colombia Government (Colombia)
7.25%, 10/18/34	COP	30,590,000,000	5,913,992
4.75%, 4/4/35(a)	COP	64,652,996,310	15,917,359
Hungary Government (Hungary)
6.00%, 11/24/23	HUF	3,567,800,000	10,202,778
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	58,189,000,000	4,466,222
Japan Government (Japan)
0.10%, 12/20/24	JPY	9,795,600,000	68,092,109
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	136,450,000	29,533,084
4.893%, 6/8/38	MYR	39,638,000	9,308,370
Mexico Government (Mexico)
5.75%, 3/5/26	MXN	159,169,800	8,498,293
4.00%, 11/30/28(a)	MXN	87,857,680	5,015,438
8.00%, 11/7/47	MXN	890,667,200	47,527,921
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	419,829,000	38,826,438
Peru Government (Peru)
6.15%, 8/12/32	PEN	73,311,000	19,286,222
South Africa Government (South Africa)
8.25%, 3/31/32	ZAR	535,090,000	23,852,853
South Korea Government (South Korea)
3.375%, 6/10/32	KRW	26,116,850,000	19,352,688
U.S. Treasury Note/Bond (United States)
0.125%, 8/15/23	USD	10,939,000	10,872,787
4.25%, 9/30/24	USD	15,000,000	14,803,125
0.625%, 10/15/24	USD	15,000,000	14,132,227
4.25%, 5/31/25	USD	50,250,000	49,617,950
4.125%, 9/30/27	USD	21,000,000	20,882,695
			486,892,095
Government-Related: 7.1%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	3,735,000	4,233,384
6.899%, 12/1/40	USD	340,000	385,368
Colombia Government (Colombia)
4.50%, 3/15/29	USD	6,000,000	5,248,898
5.625%, 2/26/44	USD	7,850,000	5,830,650
5.00%, 6/15/45	USD	2,100,000	1,458,018
5.20%, 5/15/49	USD	3,450,000	2,365,837
Indonesia Government (Indonesia)
1.30%, 3/23/34	EUR	9,900,000	7,943,360
Kommuninvest Cooperative Society (Sweden)
0.75%, 2/4/26(c)	SEK	222,880,000	19,051,204
New South Wales Treasury Corp (Australia)
3.00%, 5/20/27(c)	AUD	44,971,000	28,629,670
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	4,900,000	5,285,491
6.90%, 3/19/49	USD	4,250,000	3,921,645
6.75%, 6/3/50	USD	10,050,000	8,997,604
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29(c)	EUR	7,600,000	6,488,118
6.75%, 9/21/47	USD	2,311,000	1,451,131

		Par Value	Value
7.69%, 1/23/50	USD	47,650,000	$32,298,790
State of Illinois GO (United States)
5.10%, 6/1/33	USD	8,580,000	8,431,628
			142,020,796
Securitized: 16.9%
Asset-Backed: 3.9%
Other: 0.7%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	3,383,652	3,404,800
9.75%, 1/6/27(b)	USD	4,094,575	4,212,294
8.20%, 4/6/28(b)	USD	6,393,083	6,417,057
			14,034,151
Student Loan: 3.2%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 6.40%, 6/25/65(b)	USD	1,022,764	1,022,064
+1.35% 6.50%, 6/25/65(b)	USD	14,859,669	14,763,313
+1.00% 6.15%, 9/27/66(b)	USD	3,644,478	3,580,526
+0.55% 0.70%, 2/25/70(b)	USD	5,725,065	5,548,873
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,360,377
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	1,687,793
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 6.10%, 9/25/28	USD	1,271,364	1,219,022
USD LIBOR 3-Month
+0.11% 5.662%, 12/15/32(b)	USD	1,897,960	1,776,708
+0.45% 6.002%, 12/15/32(b)	USD	681,086	645,859
+0.49% 5.745%, 4/27/43	USD	6,975,876	6,538,021
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	511,772	486,861
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	899,289
Series 2021-A APT2, 1.07%, 1/15/53(b)	USD	3,818,183	3,263,457
Series 2023-A B, 5.88%, 1/15/53(b)	USD	7,000,000	6,834,479
Series 2023-B B, 5.77%, 10/16/56(b)	USD	15,475,000	15,107,907
			64,734,549
			78,768,700
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(d)	USD	952,039	820,342
4.492%, 11/25/55(b)(d)	USD	1,540,946	1,275,076
			2,095,418
Mortgage-Related: 12.9%
Federal Agency CMO & REMIC: 0.9%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	208,752	205,820
Freddie Mac (United States)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 6

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
		Par Value	Value
Series 4283 EW, 4.50%, 12/15/43(d)	USD	37,819	$36,713
Series 4319 MA, 4.50%, 3/15/44(d)	USD	134,345	131,215
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	110,836	103,468
Series 2014-184 GZ, 3.50%, 12/20/44	USD	10,742,805	9,822,276
United States 30 Day Average SOFR
+0.85% Series 2023-H04 FC, 5.916%, 1/20/73	USD	7,459,710	7,366,290
			17,665,782
Federal Agency Mortgage Pass-Through: 12.0%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	1,567	1,569
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	517,787	509,124
2.50% 6/1/50 - 3/1/52	USD	36,305,348	31,121,763
2.00% 9/1/50 - 1/1/51	USD	10,916,354	8,986,428
2.50%, 2/1/52	USD	30,054,329	25,655,440
2.50%, 4/1/52	USD	20,794,329	17,749,158
3.50% 6/1/52	USD	18,175,391	16,617,843
3.50%, 6/1/52	USD	19,040,869	17,450,628
Fannie Mae, 40 Year (United States)
3.00%, 6/1/62	USD	25,377,912	21,649,198
Fannie Mae, Hybrid ARM (United States)
3.83% 8/1/44 - 9/1/44(d)	USD	55,160	55,591
Freddie Mac, Hybrid ARM (United States)
3.88%, 10/1/44(d)	USD	54,017	54,262
3.85%, 11/1/44(d)	USD	179,343	179,138
3.885%, 1/1/45(d)	USD	86,466	85,867
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	26,450	27,448
4.50% 8/1/44 - 7/1/47	USD	398,094	391,114
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 11/1/51	USD	41,371,718	35,451,435
3.50%, 9/1/52	USD	71,533,163	65,198,666
			241,184,672
			258,850,454
			339,714,572
Corporate: 47.8%
Financials: 15.7%
Bank of America Corp. (United States)
4.183%, 11/25/27	USD	9,050,000	8,597,265
2.572%, 10/20/32(e)	USD	2,975,000	2,423,139
6.11%, 1/29/37	USD	2,250,000	2,372,887
3.846%, 3/8/37(e)	USD	18,750,000	16,033,581
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	9,025,000	8,311,917
5.501%, 8/9/28(e)	USD	1,275,000	1,243,367
5.746%, 8/9/33(e)	USD	2,000,000	1,934,288
7.437%, 11/2/33(e)	USD	1,450,000	1,568,740
7.119%, 6/27/34(e)	USD	1,125,000	1,124,551
3.564%, 9/23/35(e)	USD	8,550,000	6,765,707
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,153,803
4.375%, 5/12/26(b)	USD	5,675,000	5,446,017
4.625%, 3/13/27(b)	USD	7,675,000	7,341,070
2.588%, 8/12/35(b)(e)	USD	15,396,000	11,801,814
Boston Properties, Inc. (United States)
3.65%, 2/1/26	USD	2,150,000	1,994,618
6.75%, 12/1/27	USD	3,550,000	3,590,144

		Par Value	Value
3.25%, 1/30/31	USD	8,175,000	$6,660,554
6.50%, 1/15/34	USD	1,700,000	1,710,680
Capital One Financial Corp. (United States)
4.927%, 5/10/28(e)	USD	4,400,000	4,174,806
6.312%, 6/8/29(e)	USD	1,475,000	1,465,064
5.268%, 5/10/33(e)	USD	4,450,000	4,166,673
5.817%, 2/1/34(e)	USD	4,111,000	3,922,202
6.377%, 6/8/34(e)	USD	1,500,000	1,489,253
Charles Schwab Corp. (United States)
5.643%, 5/19/29(e)	USD	1,900,000	1,897,720
5.853%, 5/19/34(e)	USD	950,000	964,142
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	8,884,000	9,400,070
3.785%, 3/17/33(e)	USD	5,050,000	4,461,711
6.174%, 5/25/34(e)	USD	4,900,000	4,942,690
USD LIBOR 3-Month
+6.37%,11.643%, 10/30/40(f)	USD	4,162,250	4,774,950
Goldman Sachs Group, Inc. (United States)
3.615%, 3/15/28(e)	USD	9,350,000	8,772,842
HSBC Holdings PLC (United Kingdom)
4.762%, 3/29/33(e)	USD	7,625,000	6,881,427
8.113%, 11/3/33(e)	USD	13,225,000	14,681,222
6.50%, 5/2/36	USD	4,500,000	4,642,084
6.50%, 9/15/37	USD	1,100,000	1,151,931
6.00%, 3/29/40(c)	GBP	5,041,000	5,601,526
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(c)(e)	EUR	13,150,000	13,111,085
4.493%, 3/24/31(e)	USD	2,125,000	2,042,696
2.522%, 4/22/31(e)	USD	2,000,000	1,691,689
2.956%, 5/13/31(e)	USD	8,550,000	7,331,201
5.717%, 9/14/33(e)	USD	10,950,000	11,108,701
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,135,747
4.582%, 12/10/25	USD	6,600,000	6,320,549
4.65%, 3/24/26	USD	4,200,000	4,011,089
7.953%, 11/15/33(e)	USD	5,800,000	6,292,266
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	2,603,627
1.642%, 6/14/27(e)	USD	7,135,000	6,279,084
5.808%, 9/13/29(e)	USD	2,000,000	1,970,611
3.032%, 11/28/35(e)	USD	10,325,000	7,921,559
Navient Corp. (United States)
6.125%, 3/25/24	USD	18,860,000	18,712,456
UBS Group AG (Switzerland)
5.959%, 1/12/34(b)(e)	USD	7,800,000	7,759,047
UniCredit SPA (Italy)
5.459%, 6/30/35(b)(e)	USD	25,900,000	21,980,022
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	3,900,000	3,741,223
2.572%, 2/11/31(e)	USD	5,100,000	4,318,117
3.35%, 3/2/33(e)	USD	6,275,000	5,370,482
4.897%, 7/25/33(e)	USD	2,800,000	2,685,794
5.606%, 1/15/44	USD	2,750,000	2,640,049
4.65%, 11/4/44	USD	550,000	466,574
			315,958,123
Industrials: 27.2%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	20,175,000	19,153,125
PAGE 7 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Debt Securities (continued)
		Par Value	Value
AT&T, Inc. (United States)
5.25%, 3/1/37	USD	6,675,000	$6,517,869
4.85%, 3/1/39	USD	8,400,000	7,727,422
Bayer AG (Germany)
3.125%, 11/12/79(c)(e)(f)	EUR	27,600,000	26,051,317
5.375%, 3/25/82(c)(e)(f)	EUR	5,800,000	5,854,290
British American Tobacco PLC (United Kingdom)
3.75%, (c)(e)(f)(g)	EUR	56,000,000	46,747,023
Cemex SAB de CV (Mexico)
5.125%, (b)(e)(f)(g)	USD	10,800,000	9,611,399
5.20%, 9/17/30(b)	USD	11,345,000	10,615,303
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	23,325,000	18,624,002
4.50%, 6/1/33(b)	USD	11,800,000	9,266,365
5.75%, 4/1/48	USD	6,500,000	5,563,748
5.25%, 4/1/53	USD	11,850,000	9,571,039
CVS Health Corp. (United States)
5.05%, 3/25/48	USD	5,675,000	5,230,890
Elanco Animal Health, Inc. (United States)
6.65%, 8/28/28	USD	28,307,000	27,465,433
Ford Motor Credit Co. LLC(h) (United States)
4.375%, 8/6/23	USD	3,200,000	3,194,386
4.063%, 11/1/24	USD	9,780,000	9,463,897
5.125%, 6/16/25	USD	8,175,000	7,950,433
4.134%, 8/4/25	USD	1,325,000	1,256,632
3.375%, 11/13/25	USD	6,000,000	5,579,246
4.389%, 1/8/26	USD	3,190,000	3,019,025
6.80%, 5/12/28	USD	8,425,000	8,432,726
Foundry JV Holdco LLC(h) (United States)
5.875%, 1/25/34(b)	USD	2,925,000	2,913,437
GE HealthCare Technologies, Inc. (United States)
5.857%, 3/15/30	USD	1,725,000	1,770,422
5.905%, 11/22/32	USD	8,450,000	8,840,199
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	1,741,129
5.25%, 5/24/49	USD	1,500,000	1,347,090
HCA Healthcare, Inc. (United States)
3.625%, 3/15/32(b)	USD	4,750,000	4,123,040
Holcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,240,757
6.50%, 9/12/43(b)	USD	1,225,000	1,189,844
4.75%, 9/22/46(b)	USD	3,300,000	2,770,556
Imperial Brands PLC (United Kingdom)
4.875%, 6/7/32(c)	GBP	19,982,000	21,221,277
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	5,691,654
5.55%, 6/1/45	USD	9,850,000	9,074,517
5.05%, 2/15/46	USD	3,925,000	3,353,407
Millicom International Cellular SA (Guatemala)
5.125%, 1/15/28(b)	USD	23,535,000	20,550,861
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	3,600,000	3,499,200
News Corp. (United States)
3.875%, 5/15/29(b)	USD	10,497,000	9,214,330
Occidental Petroleum Corp. (United States)
6.60%, 3/15/46	USD	10,125,000	10,424,194

		Par Value	Value
Prosus NV(h) (China)
4.193%, 1/19/32(b)	USD	2,000,000	$1,684,188
2.031%, 8/3/32(b)	EUR	32,475,000	25,051,076
4.027%, 8/3/50(b)	USD	6,525,000	4,099,772
3.832%, 2/8/51(b)	USD	5,634,000	3,461,406
4.987%, 1/19/52(b)	USD	6,367,000	4,591,993
QVC, Inc.(h) (United States)
4.45%, 2/15/25	USD	8,950,000	7,907,593
TC Energy Corp. (Canada)
5.625%, 5/20/75(e)(f)	USD	3,425,000	3,270,019
5.875%, 8/15/76(e)(f)	USD	1,250,000	1,179,062
5.30%, 3/15/77(e)(f)	USD	28,142,000	24,960,265
5.50%, 9/15/79(e)(f)	USD	8,685,000	7,449,559
5.60%, 3/7/82(e)(f)	USD	1,900,000	1,601,111
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	4,800,000	4,665,395
7.20%, 7/18/36	USD	20,283,000	17,434,048
7.721%, 6/4/38	USD	4,100,000	3,625,255
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	6,547,000	6,378,347
5.10%, 9/15/45	USD	2,050,000	1,843,672
T-Mobile U.S., Inc. (United States)
3.50%, 4/15/31	USD	21,575,000	19,037,743
8.75%, 3/15/32	USD	11,225,000	13,566,613
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	7,180,000	6,955,625
5.25%, 6/6/29(b)	USD	1,449,000	1,340,325
VMware, Inc. (United States)
1.40%, 8/15/26	USD	4,150,000	3,664,624
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(e)(f)	USD	16,200,000	16,610,670
3.00%, 8/27/80(c)(e)(f)	EUR	12,650,000	11,112,408
			547,352,253
Utilities: 4.9%
American Electric Power Co., Inc (United States)
5.699%, 8/15/25	USD	19,135,000	19,005,647
Dominion Energy (United States)
5.45%, 4/1/53	USD	5,025,000	5,026,579
5.75%, 10/1/54(e)(f)	USD	13,394,000	12,814,200
Enel SPA (Italy)
7.75%, 10/14/52(b)	USD	3,900,000	4,569,370
8.75%, 9/24/73(b)(e)(f)	USD	32,983,000	32,800,338
NextEra Energy, Inc. (United States)
6.051%, 3/1/25	USD	1,700,000	1,706,392
5.00%, 7/15/32	USD	4,500,000	4,438,018
5.65%, 5/1/79(e)(f)	USD	8,075,000	7,469,155
The Southern Co. (United States)
4.475%, 8/1/24	USD	1,900,000	1,865,294
5.113%, 8/1/27	USD	4,425,000	4,383,698
3.75%, 9/15/51(e)(f)	USD	4,196,000	3,570,796
			97,649,487
			960,959,863
Total Debt Securities (Cost $2,092,535,005)			$1,929,587,326
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 8

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Short-Term Investments: 3.4%
		Par Value/ Shares	Value
Repurchase Agreements: 3.0%
Fixed Income Clearing Corporation(i) 2.45%, dated 6/30/23, due 7/3/23, maturity value $8,170,668	USD	8,169,000	$8,169,000
Fixed Income Clearing Corporation(i) 5.04%, dated 6/30/23, due 7/3/23, maturity value $52,021,840	USD	52,000,000	52,000,000
			60,169,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	7,994,482	7,994,482
Total Short-Term Investments (Cost $68,163,482)			$68,163,482
Total Investments in Securities (Cost $2,160,698,487)		99.4%	$1,997,750,808
Other Assets Less Liabilities		0.6%	12,233,470
Net Assets		100.0%	$2,009,984,278
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(d)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(e)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(f)	Hybrid security: characteristics of both a debt and equity security.
(g)	Perpetual security: no stated maturity date.
(h)	Subsidiary. Security may be issued by parent company or one of its subsidiaries. (see below)
(i)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.125%-4.25%, 10/15/25-8/15/40. Total collateral value is $61,372,477.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
The Fund usually classifies a company or issuer based on its country of risk, but may designate a different country in certain circumstances.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
SOFR: Secured Overnight Financing Rate
AUD: Australian Dollar
BRL: Brazilian Real
COP: Colombian Peso
EUR: Euro
GBP: British Pound
HUF: Hungarian Forint
IDR: Indonesian Rupiah
JPY: Japanese Yen
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PEN: Peruvian Nuevo Sol
SEK: Swedish Krona
USD: United States Dollar
ZAR: South African Rand
PAGE 9 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited) June 30, 2023
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro-Bobl Future— Short Position	(492)	9/7/23	$(62,121,294)	$1,008,565
Euro-Bund Future— Short Position	(345)	9/7/23	(50,348,311)	688,402
				$1,696,967
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
COP: Colombian Peso
Bank of America	8/16/23	COP	21,694,800,693	USD	4,326,845	$808,574
Bank of America	8/16/23	COP	19,585,190,000	USD	4,156,891	479,158
Goldman Sachs	8/16/23	USD	7,439,386	COP	34,979,990,693	(840,797)
Standard Chartered	8/16/23	USD	1,332,769	COP	6,300,000,000	(158,516)
EUR: Euro
Morgan Stanley	9/13/23	USD	75,165,951	EUR	69,378,974	(802,956)
Bank of America	12/13/23	USD	29,947,819	EUR	27,601,356	(426,014)
GBP: British Pound
Bank of America	9/13/23	USD	1,928,674	GBP	1,555,151	(46,822)
JPMorgan	9/13/23	USD	13,722,450	GBP	11,263,716	(585,758)
Morgan Stanley	9/13/23	USD	2,808,208	GBP	2,326,449	(147,062)
State Street	9/13/23	USD	1,806,092	GBP	1,445,014	(29,498)
Bank of America	12/13/23	USD	13,165,922	GBP	10,521,465	(190,888)
IDR: Indonesian Rupiah
HSBC	8/9/23	USD	4,250,000	IDR	63,240,000,000	33,077
ZAR: South African Rand
Morgan Stanley	7/12/23	USD	2,103,189	ZAR	38,081,863	81,189
Standard Chartered	7/12/23	USD	1,146,754	ZAR	19,700,000	100,761
Standard Chartered	7/12/23	USD	19,166,471	ZAR	329,259,237	1,684,081
Bank of America	10/18/23	USD	1,909,678	ZAR	35,440,843	46,387
Morgan Stanley	10/18/23	USD	1,661,561	ZAR	30,298,413	68,632
Unrealized gain on currency forward contracts						3,301,859
Unrealized loss on currency forward contracts						(3,228,311)
Net unrealized gain on currency forward contracts						$73,548
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 10

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2023
Assets:
Investments in securities, at value (cost $2,160,698,487)	$1,997,750,808
Unrealized appreciation on currency forward contracts	3,301,859
Cash pledged as collateral for currency forward contracts	1,970,000
Cash	100
Cash denominated in foreign currency (cost $10,608)	10,595
Deposits with broker for futures contracts	3,104,644
Receivable for investments sold	3,974,930
Receivable for Fund shares sold	3,838,061
Dividends and interest receivable	27,504,389
Expense reimbursement receivable	131,813
Prepaid expenses and other assets	16,388
2,041,603,587
Liabilities:
Unrealized depreciation on currency forward contracts	3,228,311
Cash received as collateral for currency forward contracts	2,350,000
Payable for variation margin for futures contracts	12,645
Payable for investments purchased	24,017,271
Payable for Fund shares redeemed	1,002,186
Deferred foreign capital gains tax	16,118
Management fees payable	721,846
Accrued expenses	270,932
31,619,309
Net Assets	$2,009,984,278
Net Assets Consist of:
Paid in capital	$2,219,096,320
Accumulated loss	(209,112,042)
$2,009,984,278
Class I
Total net assets	$1,893,295,787
Shares outstanding (par value $0.01 each, unlimited shares authorized)	180,093,307
Net asset value per share	$10.51
Class X
Total net assets	$116,688,491
Shares outstanding (par value $0.01 each, unlimited shares authorized)	11,100,654
Net asset value per share	$10.51
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2023
Investment Income:
Dividends	$227,141
Interest (net of foreign taxes of $3,842)	47,160,024
47,387,165
Expenses:
Investment advisory fees	3,112,393
Administrative services fees
Class I	845,076
Class X	22,090
Custody and fund accounting fees	130,381
Professional services	182,257
Shareholder reports	37,027
Registration fees	134,964
Trustees fees	207,143
Miscellaneous	19,632
Total expenses	4,690,963
Expenses reimbursed by investment manager	(724,658)
Net expenses	3,966,305
Net Investment Income	43,420,860
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $21,011)	(22,775,551)
Futures contracts	5,060,907
Currency forward contracts	(3,112,876)
Foreign currency transactions	36,344
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $11,784)	69,202,718
Futures contracts	(5,898,709)
Currency forward contracts	3,415,497
Foreign currency translation	320,676
Net realized and unrealized gain	46,249,006
Net Change in Net Assets From Operations	$89,669,866
PAGE 11 ◾  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Operations:
Net investment income	$43,420,860	$68,464,082
Net realized gain (loss)	(20,791,176)	(28,699,698)
Net change in unrealized appreciation/depreciation	67,040,182	(210,556,847)
	89,669,866	(170,792,463)
Distributions to Shareholders:
Class I	(17,044,177)	(77,376,506)
Class X	(1,007,649)	(1,620,083)
Total distributions	(18,051,826)	(78,996,589)
Fund Share Transactions:
Class I
Proceeds from sales of shares	515,025,721	581,767,908
Reinvestment of distributions	16,035,525	71,081,719
Cost of shares redeemed	(215,355,366)	(885,172,827)
Class X
Proceeds from sales of shares	66,312,942	50,703,910
Reinvestment of distributions	1,007,649	1,620,083
Cost of shares redeemed	(4,694,525)	(1,380,107)
Net change from Fund share transactions	378,331,946	(181,379,314)
Total change in net assets	449,949,986	(431,168,366)
Net Assets:
Beginning of period	1,560,034,293	1,991,202,659
End of period	$2,009,984,278	$1,560,034,293
Share Information:
Class I
Shares sold	49,557,974	54,950,114
Distributions reinvested	1,542,012	7,022,303
Shares redeemed	(20,719,267)	(84,781,844)
Net change in shares outstanding	30,380,719	(22,809,427)
Class X
Shares sold	6,342,863	5,086,851
Distributions reinvested	96,839	160,689
Shares redeemed	(451,396)	(135,192)
Net change in shares outstanding	5,988,306	5,112,348
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ◾  PAGE 12

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2014, and seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
On May 1, 2022, the then-outstanding shares of the Fund were redesignated as Class I Shares, and Class X shares of the Fund were established. The share classes have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. The share classes have the same rights as to redemption, dividends and liquidation proceeds, and voting privileges, except that each class has the exclusive right to vote on matters affecting only its class.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates.  Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by Dodge & Cox. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, as its "valuation designee", as permitted by Rule 2a-5 under the Investment Company Act of 1940, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Share class accounting Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated to each share class of the Fund based upon the proportion of net assets of each class.
PAGE 13 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
The Fund may also enter into a Master Securities Forward Transaction Agreement ("MSFTA") with a counterparty to govern transactions of delayed delivery securities, including TBA securities. The
MSFTA provides for collateralization requirements and the right to offset amounts due to or from counterparties under specified conditions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2023, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
◾ Level 1: Unadjusted quoted prices in active markets for identical securities
◾ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
◾ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2023:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$486,892,095
Government-Related	—	142,020,796
Securitized	—	339,714,572
Corporate	—	960,959,863
Short-Term Investments
Repurchase Agreements	—	60,169,000
Money Market Fund	7,994,482	—
Total Securities	$7,994,482	$1,989,756,326
Other Investments
Futures Contracts
Appreciation	$1,696,967	$—
Dodge & Cox Global Bond Fund ◾ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Currency Forward Contracts
Appreciation	$—	$3,301,859
Depreciation	—	(3,228,311)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time the contract is purchased. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker to secure the Fund's obligation to perform. Initial margin is returned to the Fund when the futures contract is closed. Subsequent payments (referred to as "variation margin") are made to or received from the clearing broker on a daily basis based on changes in the market value of  the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used long and short government debt futures contracts to adjust the overall interest rate exposure and duration of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used short currency forward contracts to hedge direct and/or indirect foreign currency exposure. The Fund used long currency forward contracts to create exposure to the Hungarian forint.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$3,301,859	$3,301,859
Futures contracts(a)	1,696,967	—	1,696,967
	$1,696,967	$3,301,859	$4,998,826
Liabilities
Unrealized depreciation on currency forward contracts	$—	$3,228,311	$3,228,311
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$5,060,907	$—	5,060,907
Currency forward contracts	—	(3,112,876)	(3,112,876)
	$5,060,907	$(3,112,876)	$1,948,031
Net change in unrealized appreciation/depreciation
Futures contracts	$(5,898,709)	$—	(5,898,709)
Currency forward contracts	—	3,415,497	3,415,497
	$(5,898,709)	$3,415,497	$(2,483,212)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2023.
Derivative		% of Net Assets
Futures contracts	USD notional value	5-11%
Currency forward contracts	USD total value	8-12%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-
PAGE 15 ◾ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2023.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$1,334,119	$(663,724)	$(670,395)	$—
Goldman Sachs	—	(840,797)	810,000	(30,797)
HSBC	33,077	—	—	33,077
JPMorgan	—	(585,758)	540,000	(45,758)
Morgan Stanley	149,821	(950,018)	620,000	(180,197)
Standard Chartered	1,784,842	(158,516)	(1,580,000)	46,326
State Street	—	(29,498)	—	(29,498)
	$3,301,859	$(3,228,311)	$(280,395)	$(206,847)
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Investment advisory fee The Fund pays an investment advisory fee monthly at an annual rate of 0.35% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Administrative services fee The Fund pays Dodge & Cox a fee for administrative and shareholder services. The fee is accrued daily and paid monthly equal to an annual rate of the average daily net assets of 0.10% for Class I shares and 0.05% for Class X shares.  Under this agreement, Dodge & Cox also pays for the Fund's transfer agent fees.
Expense reimbursement Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class I shares to average net assets of the Class I shares at 0.45% through April 30, 2026. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses of the Class X shares to average net assets of the Class X shares at 0.37% through April 30, 2026. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. For the six months ended June 30, 2023, Dodge & Cox reimbursed expenses of $676,061 and $48,597 to Class I and Class X, respectively.
Fund officers and trustees All officers and two of the trustees of the Trust are current or former senior executive officers of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Class I
Ordinary income	$17,044,177	$77,376,506
Long-term capital gain	$—	$—
Class X
Ordinary income	$1,007,649	$1,620,083
Long-term capital gain	$—	$—
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2022, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(34,603,849)
Deferred loss[2]	(12,931,834)
Net unrealized depreciation	(233,194,399)
Total distributable earnings	$(280,730,082)
[1]	Represents accumulated long-term capital loss as of December 31, 2022, which may be carried forward to offset future capital gains.
[2]	Represents capital loss incurred between November 1, 2022 and December 31, 2022. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2023.
At June 30, 2023, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$2,162,295,310
Unrealized appreciation	32,406,452
Unrealized depreciation	(195,180,439)
Net unrealized appreciation	(162,773,987)
Dodge & Cox Global Bond Fund ◾ PAGE 16

Notes to Consolidated Financial Statements (unaudited)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2023, the Fund’s commitment fee amounted to $4,531 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2023, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $329,708,108 and $169,500,152, respectively. For the six months ended June 30, 2023, purchases and sales of U.S. government securities aggregated $581,537,553 and $407,110,962, respectively.
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2023, and through the date of the Fund’s financial statements issuance, which require disclosure in the Fund’s financial statements.
PAGE 17 ◾ Dodge & Cox Global Bond Fund

Consolidated Financial Highlights (unaudited)
Selected data and ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2023	2022	2021	2020	2019	2018
Class I
Net asset value, beginning of period	$10.08	$11.54	$12.09	$11.10	$10.23	$10.92
Income from investment operations:
Net investment income	0.32	0.40	0.28	0.29	0.38	0.40
Net realized and unrealized gain (loss)	0.21	(1.35)	(0.38)	1.02	0.87	(0.56)
Total from investment operations	0.53	(0.95)	(0.10)	1.31	1.25	(0.16)
Distributions to shareholders from:
Net investment income	(0.10)	(0.51)	(0.29)	(0.27)	(0.38)	(0.43)
Net realized gain	—	—	(0.16)	(0.05)	—	(0.10)
Total distributions	(0.10)	(0.51)	(0.45)	(0.32)	(0.38)	(0.53)
Net asset value, end of period	$10.51	$10.08	$11.54	$12.09	$11.10	$10.23
Total return	5.27%	(8.19)%	(0.85)%	11.87%	12.23%	(1.45)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,893	$1,509	$1,991	$981	$435	$226
Ratio of expenses to average net assets	0.45%(a)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.53%(a)	0.55%	0.60%	0.69%	0.83%	0.92%
Ratio of net investment income to average net assets	4.87%(a)	3.97%	2.82%	3.23%	4.21%	4.15%
Portfolio turnover rate	34%	92%	136%	112%	60%	55%
Portfolio turnover rate excluding TBA rolls(b)	22%	40%	40%	90%	59%	55%
Class X(c)
Net asset value, beginning of period	$10.07	$10.52
Income from investment operations:
Net investment income	0.34	0.26
Net realized and unrealized gain (loss)	0.20	(0.24)
Total from investment operations	0.54	0.02
Distributions to shareholders from:
Net investment income	(0.10)	(0.47)
Net realized gain	—	—
Total distributions	(0.10)	(0.47)
Net asset value, end of period	$10.51	$10.07
Total return	5.40%	0.21%
Ratios/supplemental data:
Net assets, end of period (millions)	$117	$51
Ratio of expenses to average net assets	0.37%(a)	0.37%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.48%(a)	0.47%(a)
Ratio of net investment income to average net assets	4.97%(a)	4.75%(a)
Portfolio turnover rate	34%	92%
Portfolio turnover rate excluding TBA rolls(b)	22%	40%
(a)	Annualized
(b)	See Note 1 regarding To-Be-Announced securities
(c)	For 2022, the period covers 5/2/2022 (commencement of operations) to 12/31/2022
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Bond Fund ◾ PAGE 18

Board Approval of Funds’ Investment Advisory Agreement and Investment Advisory Fees
(unaudited)
On June 1, 2023, the Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”), including the members of the Board who are not “interested persons” of Dodge & Cox (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”), voted to continue the Investment Advisory Agreement between Dodge & Cox and the Trust (the “Advisory Agreement”) in effect for an additional year beginning July 1, 2023 for each series of the Trust (each a “Fund”). Prior to the Board’s vote, the Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with independent counsel to the Independent Trustees on May 8 and June 1, 2023, to discuss whether the Investment Advisory Agreement should be continued. At its June 1 meeting, the Board, including the Independent Trustees, concluded that the Investment Advisory Agreement is fair and reasonable. In considering the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to continue the Investment Advisory Agreement in effect, the Board considered several factors, and reached the conclusions, described below:
Nature, Extent and Quality of Services Provided by Dodge & Cox
◾ The Board considered the nature, extent, and quality of the services provided by Dodge & Cox to each Fund under the Advisory Agreement. This consideration included, among other things, Dodge & Cox’s investment process and philosophy; the education and experience of the principal personnel of Dodge & Cox who provide such services; the other resources (including technology) that Dodge & Cox uses in managing the Funds’ portfolios; Dodge & Cox’s record of compliance with the Funds’ investment policies and restrictions and relevant regulatory and tax compliance requirements; and such matters as Dodge & Cox’s business continuity planning and insurance coverage.
◾ The Board concluded that the nature, extent, and quality of the services Dodge & Cox provides are consistent with the terms of the Advisory Agreement and support the recommendation to continue the Advisory Agreement in effect for the coming year.
◾ The Board also took note of the nature, extent, and quality of the broad range of services that Dodge & Cox provides to the Funds and their shareholders under a separate Administrative and Shareholder Services Agreement. Although that Agreement does not require Board approval on an annual basis, the services provided thereunder are an important part of the Funds’ overall relationship with Dodge & Cox, and the Board’s understanding and assessment of those services was a factor in its decision to recommend continuation of the Investment Advisory Agreement.
Investment Performance
◾ The Board reviewed information regarding the total return of each Fund over the most recent 1-, 3-, 5-, 10-, and 20-year periods (or since Fund inception, if shorter). The Board compared these returns to those of the Fund’s broad benchmark index and, for the Stock, International Stock, Global Stock, and Balanced Funds, to those of a relevant value-oriented index. The Board also considered the volatility of the Funds’ investment returns over various time horizons, including both volatility data provided by Broadridge Financial Solutions (“Broadridge”) and longer-term volatility measures presented by Dodge & Cox.
◾ In addition, the Board reviewed a report prepared by Broadridge comparing each Fund’s performance with the performance of other mutual funds in such Fund’s broad Morningstar category (as modified by Broadridge to include only those funds that have similar share class and expense characteristics to such Fund’s, the “Morningstar custom category”), as well as with the performance of a smaller peer group of comparable funds identified by Broadridge (such Fund’s “peer group”). The Board received information regarding the methodology and process underlying the construction of the Morningstar custom categories and peer groups, and any changes in the methodology from prior years. The Board also reviewed a report prepared by Dodge & Cox comparing each Fund’s performance to the composite performance of other accounts (if any) managed by Dodge & Cox using the same investment approach as the Fund. This information regarding the performance of other mutual funds and of other accounts managed by Dodge & Cox provided helpful context for the Board’s evaluation of the Funds’ performance.
◾ The Board concluded that the investment performance and volatility experienced by each Fund were consistent with Dodge & Cox’s long-term, research-driven, bottom-up, active investment style and support the recommendation to continue the Advisory Agreement in effect for an additional year.
Fees and Expense Ratios
◾ The Board reviewed a comparison prepared by Broadridge of the net expense ratio of each Fund (including the separate expense ratios of the two share classes of those Funds that have a dual class structure), and the various elements of those expense ratios, to those of mutual funds in (1) the Fund’s Morningstar custom category and (2) the Fund’s peer group.
◾ For each Fund for which such a comparison is relevant, the Board reviewed information regarding the fee rates Dodge & Cox charges for managing other accounts using the same investment approach as the Fund. The Board took note of the broader scope of services that Dodge & Cox provides to the Funds than to separate accounts and sub-advised funds, as well as differences in regulatory, litigation, and other risks associated with sponsoring a mutual fund as compared to managing separate accounts or sub-advising another
PAGE 19 ◾ Dodge & Cox Global Bond Fund

sponsor’s mutual fund, and certain characteristics of the market for institutional separate account management services.
◾ The Board concluded, after discussion and based on all the relevant information it received, that the advisory fee rate that each Fund pays to Dodge & Cox under the Advisory Agreement is reasonable in relation to the scope and quality of the services that Dodge & Cox provides to such Fund thereunder.
◾ In assessing the Funds’ expense ratios and the fees the Funds pay to Dodge & Cox, the Board took note of and discussed with Dodge & Cox changes over the past several years in the competitive landscape for asset management services. The Board anticipates further changes in the competitive landscape and will continue to monitor and assess the Funds’ competitive position.
Costs of Services Provided and Profits Realized by Dodge & Cox from its Relationship to the Funds
◾ Dodge & Cox informed the Board that it operates as a unified business, with most employees providing services to support the firm and its clients across multiple strategies and/or products. Consequently the firm does not utilize cost accounting to allocate expenses across lines of business or across the Funds for management purposes. Also, the firm is owned exclusively by its senior managers and other active employees, and generally distributes substantially all of its net revenues each year to its employees, either as compensation or as distributions with respect to the shares they own in the firm. Accordingly, it is difficult, and in the Board’s view not especially meaningful, to attempt to calculate a specific profit margin associated with Dodge & Cox’s relationship to any particular Fund.
◾ The Board believes that Dodge & Cox’s commitment to employee ownership of the firm enhances its ability to attract and retain key investment and other management professionals and reinforces a long-term perspective on the management of the firm and the Funds, which the Board believe aligns well with the interests of the Funds and their shareholders.
◾ The Board noted that the employee-shareholders of Dodge & Cox give up a substantial stock value (which would be taxed at long-term capital gains rates) as a consequence of the firm’s independence from outside ownership; the estimated market value of the company is substantially in excess of its book value.
◾ The Board also considered that Dodge & Cox’s fee revenues from the Funds fluctuate from year to year based on changes in the aggregate net assets of the Funds, and that the firm has continued to invest in improved systems, additional compliance resources, and enhanced research capabilities despite these fluctuations.
◾ The Board concluded that Dodge & Cox’s profits are a keystone of its independence, stability, and long-term investment performance.
Economies and Benefits of Scale
◾ The Board considered whether there have been economies or benefits of scale as the Funds have grown over the longer term, and whether fee levels reflect economies of scale for the benefit of Fund investors. In the Board’s view any consideration of economies of scale must take account of the relatively low overall fee and expense structure of the Funds. The Funds generally rank favorably when compared to their Broadridge custom categories and peer groups, on a net expense ratio basis.
◾ Dodge & Cox has built economies of scale into its fee structure by charging relatively low fees at the beginning of operations. A comparison of the Funds’ advisory fee rates to those of many otherwise comparable funds that employ fee “breakpoints” shows that the Funds’ advisory fee rates are in general relatively lower from the first dollar. As a result of their straightforward share class and fee structure and relatively low total expenses, the Funds provide small investors with access to professional, active portfolio management and related services at a reasonable cost. In addition to building economies of scale into its fee rates from the first dollar of each Fund’s assets, Dodge & Cox has capped the expenses borne by certain Funds in their early years of operations when those Funds are not yet operating at scale. The Global Bond Fund has benefited from such an expense cap since its inception in 2014, as has the Emerging Markets Stock Fund since its inception in 2021. Dodge & Cox has agreed to continue expense caps for those Funds, and for the X share class of each of the other Funds, through April 30, 2026.
◾ Over the years, Dodge & Cox has voluntarily forgone opportunities for growth in its assets under management and revenues in order to protect the Funds’ ability to achieve investment returns for shareholders. Dodge & Cox closed the International Stock Fund for a number of years beginning in 2015 and previously closed other Funds and limited the growth of its separate account business during periods of high growth--to Dodge & Cox’s economic detriment--and continues to closely monitor the size of the Funds.
◾ The Board also noted that Dodge & Cox has continued to make additional expenditures on staff and information technology to enable it to enhance its investment processes and to implement effectively the Funds’ strategies. The Board also considered that there may be certain diseconomies of scale associated with managing very large asset pools such as several of the Funds, insofar as certain of the costs or risks associated with managing the Funds potentially increase at a rate that exceeds the rate of asset growth.
Dodge & Cox Global Bond Fund ◾ PAGE 20

Fall-Out Benefits
◾ The Board concluded that “fall-out” benefits derived by Dodge & Cox from its relationship with the Funds are not a significant issue.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ◾ Dodge & Cox Global Bond Fund

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
Principal Underwriter
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
(866) 251-6920
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2023, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s

Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

Date: August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Dana M. Emery
Dana M. Emery
Chair and President - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer - Principal Financial Officer

Date: August 31, 2023